BLACKROCK LARGE CAP SERIES FUNDS, INC.

BlackRock Large Cap Focus Growth Fund

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

October 16, 2019

Dear Shareholder:

I am writing to inform you about a reorganization that will affect your investment in BlackRock Large Cap Focus Growth Fund (the “Target Fund”), a series of BlackRock Large Cap Series Funds, Inc. (the “Target Corporation”), a Maryland corporation. As provided in an Agreement and Plan of Reorganization that has been unanimously approved by the Board of Directors of the Target Corporation (the “Target Board”) and by the Board of Directors of the Acquiring Fund (the “Acquiring Board” and together with the Target Board, the “Feeder Boards” and each, a “Feeder Board”), the Target Fund will be reorganized into BlackRock Focus Growth Fund, Inc. (the “Acquiring Fund”), a Maryland corporation (the “Reorganization”). The Target Fund is a “feeder” fund that invests all of its assets into Master Large Cap Focus Growth Portfolio (the “Target Master Portfolio”), a series of Master Large Cap Series LLC (the “Target Master LLC”), a Delaware limited liability company, which has an investment objective, strategies and policies identical to those of the Target Fund. The Acquiring Fund is also a “feeder” fund and invests all of its assets in Master Focus Growth LLC (the “Acquiring Master Portfolio”), a Delaware limited liability company, which has an investment objective, strategies and policies identical to those of the Acquiring Fund. The Acquiring Master Portfolio is advised by BlackRock Advisors, LLC (“BlackRock”), the same investment adviser to the Target Master Portfolio. Effective upon the closing of the Reorganization, the Acquiring Fund will change its name from BlackRock Focus Growth Fund, Inc. to BlackRock Large Cap Focus Growth Fund, Inc. Following the completion of the Reorganization, the Acquiring Fund and the Acquiring Master Portfolio may be referred to as the “Combined Fund” and the “Combined Master Portfolio” respectively.

Since each Fund is a feeder fund that invests all of its assets in a corresponding Master Portfolio, there are other aspects of the Reorganization that are not covered in this Combined Prospectus/Information Statement because they do not relate to the Target Fund or the Acquiring Fund directly. The Board of Directors of the Target Master LLC (the “Target Master Board”) and the Board of Directors of the Acquiring Master Portfolio (the “Acquiring Master Board” and together with the Target Master Board, the “Master Boards” and each, a “Master Board” and together with the Feeder Boards, the “Boards” and each, a “Board”) have unanimously approved an Agreement and Plan of Reorganization between the Target Master LLC, on behalf of the Target Master Portfolio, and the Acquiring Master Portfolio (the “Master Reorganization Agreement”), pursuant to which the Target Master Portfolio and the Acquiring Master Portfolio will be combined (the “Master Reorganization”) prior to the Reorganization of the Target Fund into the Acquiring Fund and the Target Master Portfolio will be terminated as a series of the Target Master LLC. Following the Master Reorganization and the Reorganization, the Acquiring Fund will continue as a feeder fund that invests all of its assets in the Acquiring Master Portfolio. The Master Reorganization is not governed by the enclosed Combined Prospectus/Information Statement.

The Target Fund and the Acquiring Fund are each referred to as a “Fund” and collectively referred to as the “Funds.” The Target Master Portfolio and the Acquiring Master Portfolio are each referred to as a “Master Portfolio” and collectively referred to as the “Master Portfolios.”

Each Board has determined that the Reorganization or the Master Reorganization is in the best interests of the applicable Fund or Master Portfolio, and that the interests of such Fund’s shareholders or such Master Portfolio’s interestholders, as applicable, will not be diluted as a result of the Reorganization or the Master Reorganization.

The enclosed Combined Prospectus/Information Statement contains information about the Reorganization. As a result of the Reorganization, you will receive shares (including fractional shares, if any) of the class in the Acquiring Fund set out in the table below with the same aggregate net asset value as the shares of the Target Fund you own immediately prior to the Reorganization:

If you own the following Target Fund Shares:	You will receive the following Acquiring Fund Shares:
Investor A	Investor A
Investor C	Investor C
Institutional	Institutional
Class R	Investor A
Service	Investor A
Class K	Class K

The Reorganization is taking place because combining the Target Fund’s assets (all of which are invested in the Target Master Portfolio) and the Acquiring Fund’s assets (all of which are invested in the Acquiring Master Portfolio) in the Reorganization will consolidate similarly managed funds and enhance operating efficiencies. The Target Board has determined that shareholders of the Target Fund may benefit from the following:

(i) shareholders of the Target Fund will remain invested in a diversified, open-end fund;

(ii) the Reorganization will allow shareholders of the Target Fund to invest in a fund with a substantively identical investment objective and similar principal investment strategies, although there may be certain differences;

(iii) the larger net asset size of the Combined Fund is expected to give rise to possible operating efficiencies (e.g., certain costs, such as printing shareholder reports and statements of additional information, legal expenses, audit fees, mailing costs and other expenses, will be spread across a larger asset base, thereby potentially lowering the total expense ratio borne by shareholders of the Combined Fund);

(iv) the larger net asset size of the Combined Fund may over time result in a lower effective management fee rate under the management agreement relating to such Combined Fund;

(v) assuming the Reorganization had occurred on February 28, 2019, the Combined Fund would have (A) total annual fund operating expenses for each of its share classes to be issued in the Reorganization that are estimated to be the same as or lower than those of each of the corresponding share classes of the applicable Target Fund prior to such Reorganization and (B) net annual fund operating expenses for each of its share classes to be issued in the Reorganization that are estimated to be the same as or lower than those of each of the corresponding share classes of the Target Fund prior to such Reorganization, after giving effect to all applicable contractual fee and expense waivers and/or reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through December 31, 2021, as of February 28, 2019; and

(vi) the Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes.

NO SHAREHOLDER ACTION IS REQUIRED AS A RESULT OF THE REORGANIZATION.

In accordance with the Target Corporation’s and the Acquiring Fund’s operative documents, and applicable Maryland state and U.S. federal law (including Rule 17a-8 under the Investment Company Act of 1940, as amended), the Reorganization may be effected without the approval of shareholders of any Fund.

I encourage you to carefully review the enclosed materials, which explain the Reorganization in more detail. If you have any questions or need additional information, please contact BlackRock Investor Services at (800) 441-7762.

Sincerely,

JOHN M. PERLOWSKI

President and Chief Executive Officer

BlackRock Large Cap Focus Growth Fund

BLACKROCK LARGE CAP SERIES FUNDS, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Information Statement. For your convenience, we have provided a brief overview of the Reorganization (as defined below).

Q:	What does the Reorganization provide for?

A:

Pursuant to an Agreement and Plan of Reorganization that has been unanimously approved by the Board of Directors of the Target Corporation (the “Target Board”) and by the Board of Directors of the Acquiring Fund (the “Acquiring Board” and together with the Target Board, the “Feeder Boards” and each, a “Feeder Board”) (the “Reorganization Agreement”) between BlackRock Large Cap Series Funds, Inc. (the “Target Corporation”), a Maryland corporation, on behalf of BlackRock Large Cap Focus Growth Fund (the “Target Fund”), and BlackRock Focus Growth Fund, Inc. (the “Acquiring Fund”), a Maryland corporation, the Target Fund will be reorganized into the Acquiring Fund (the “Reorganization”).

The Target Fund and the Acquiring Fund are each referred to as a “Fund” and collectively referred to as the “Funds.” Following the completion of the Reorganization, the Acquiring Fund may be referred to as the “Combined Fund.”

The Reorganization will result in each shareholder of the Target Fund becoming a shareholder of the Acquiring Fund, another mutual fund. The Target Fund is a “feeder” fund that invests all of its assets in Master Large Cap Focus Growth Portfolio (the “Target Master Portfolio”), a series of Master Large Cap Series LLC (the “Target Master LLC”), a Delaware limited liability company, which has an investment objective, strategies and policies identical to those of the Target Fund. The Acquiring Fund is also a “feeder” fund and invests all of its assets in Master Focus Growth LLC (the “Acquiring Master Portfolio” and together with the Target Master Portfolio, each, a “Master Portfolio” and collectively, the “Master Portfolios”), a Delaware limited liability company, which has an investment objective, strategies and policies identical to those of the Acquiring Fund. The Acquiring Master Portfolio is advised by BlackRock Advisors, LLC (“BlackRock”), the same investment adviser to the Target Master Portfolio.

Effective upon the closing of the Reorganization, the Acquiring Fund will change its name from BlackRock Focus Growth Fund, Inc. to BlackRock Large Cap Focus Growth Fund, Inc.

The Target Fund and the Acquiring Fund pursue substantively identical investment objectives and employ similar investment strategies to achieve their respective investment objective, although there may be certain differences.

The Reorganization Agreement provides for:

Step 1:

The transfer and delivery of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund, including fractional shares (the “Acquiring Fund Shares”).

Step 2:	The distribution of the Acquiring Fund Shares pro rata by the Target Fund to its shareholders.

Step 3:	The redemption by the Target Fund of all of its outstanding shares for no consideration.

Step 4:	The termination, dissolution and liquidation of the Target Fund as a series of the Target Corporation.

Since each Fund is a feeder fund that invests all of its assets in a corresponding Master Portfolio, there are other aspects of the Reorganization that are not covered in the enclosed Combined Prospectus/Information Statement because they do not relate to the Target Fund or the Acquiring Fund directly. The Board of Directors of the Target Master LLC (the “Target Master Board”) and the Board of Directors of the Acquiring Master Portfolio (the “Acquiring Master Board” and together with the Target Master Board, the “Master Boards” and each, a “Master Board” and together with the Feeder Boards, the “Boards” and each, a “Board”) have unanimously approved an Agreement and Plan of Reorganization between the Target Master LLC, on behalf of the Target Master Portfolio, and the Acquiring Master Portfolio (the “Master

Reorganization Agreement”), pursuant to which the Target Master Portfolio and the Acquiring Master Portfolio will be combined (the “Master Reorganization”) prior to the Reorganization of the Target Fund into the Acquiring Fund and the Target Master Portfolio will be terminated as a series of the Target Master LLC. Following the Master Reorganization and the Reorganization, the Acquiring Fund will continue as a feeder fund that invests all of its assets in the Acquiring Master Portfolio.

The Master Reorganization Agreement provides for:

Step 1:

The transfer of substantially all of the assets and liabilities of the Target Master Portfolio to the Acquiring Master Portfolio in exchange for interests of the Acquiring Master Portfolio having equal value to the net assets transferred (the “Acquiring Master Portfolio Interests”).

Step 2:	The exchange of the Acquiring Master Portfolio Interests held by the Target Master Portfolio for the interests of the Target Master Portfolio held by the Target Fund.

Step 3:	The termination, dissolution and liquidation of the Target Master Portfolio as a series of the Target Master LLC.

The Master Reorganization is not governed by the enclosed Combined Prospectus/Information Statement.

Q:	Why is the Reorganization taking place?

A:

The Reorganization is taking place because combining the Target Fund’s assets (all of which are invested in the Target Master Portfolio) and the Acquiring Fund’s assets (all of which are invested in the Acquiring Master Portfolio) in the Reorganization will consolidate similarly managed funds and enhance operating efficiencies. The Boards have each determined that the Reorganization is in the best interests of the applicable Fund, and that the interests of such Fund’s shareholders will not be diluted as a result of the Reorganization.

Q:	Do I need to vote for the Reorganization?

A:

No. No vote of shareholders will be taken with respect to the Reorganization. THE FUNDS ARE NOT ASKING FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND A PROXY TO THE FUNDS WITH RESPECT TO THE REORGANIZATION.

Q:	In the Reorganization, what class of shares of the Acquiring Fund will I receive?

A:	You will receive Acquiring Fund Shares as follows:

If you own the following Target Fund Shares:	You will receive the following Acquiring Fund Shares:
Investor A	Investor A
Investor C	Investor C
Institutional	Institutional
Class R	Investor A
Service	Investor A
Class K	Class K

Shareholders who hold Class R and Service Shares of the Target Fund will receive Investor A Shares of the Acquiring Fund because the Acquiring Fund does not presently offer Class R and Service Shares.

Q:	Will I own the same number of shares of the Combined Fund as I currently own of the Target Fund?

A:

No. You will receive shares, including fractional shares, if any, of the Acquiring Fund with the same aggregate net asset value (“NAV”) as the shares of the Target Fund you own immediately prior to the Reorganization. However, the number of Acquiring Fund Shares you receive will depend on the relative NAV per share for the applicable class of the Target Fund and the Acquiring Fund computed as of the close of trading on the New York Stock Exchange on the business day immediately prior to the closing of the

Reorganization (“Valuation Time”), after the declaration of payment of applicable dividends and/or other distributions. Thus, if as of the Valuation Time the NAV of a share of the Acquiring Fund is lower than the NAV of the corresponding share class of the Target Fund, you will receive a greater number of Acquiring Fund Shares in the Reorganization than you held in the Target Fund immediately prior to the Reorganization. On the other hand, if the NAV of a share of the Acquiring Fund is higher than the NAV of the corresponding share class of the Target Fund, you will receive fewer Acquiring Fund Shares in the Reorganization than you held in the Target Fund immediately prior to the Reorganization. The aggregate NAV of your Combined Fund shares immediately after the Reorganization will be the same as the aggregate NAV of your Target Fund shares immediately prior to the Reorganization.

Q:	Who will advise the Combined Fund once the Reorganization is completed?

A:

As with the Target Fund, the Acquiring Fund does not, and the Combined Fund will not, have its own investment adviser. Rather, the Acquiring Fund is, and the Combined Fund will be, a “feeder” fund that invests all of its assets in the Acquiring Master Portfolio. The Acquiring Master Portfolio and the Target Master Portfolio are advised by BlackRock, and BlackRock will continue to advise the Combined Master Portfolio once the Reorganization is completed. BlackRock is an indirect wholly-owned subsidiary of BlackRock, Inc.

Q:	How will the Reorganization affect Fund fees and expenses?

A:

Assuming the Reorganization had occurred on February 28, 2019, the Combined Fund would have (A) total annual fund operating expenses for each of its share classes to be issued in the Reorganization that are estimated to be the same as or lower than those of each of the corresponding share classes of the applicable Target Fund prior to such Reorganization and (B) net annual fund operating expenses for each of its share classes to be issued in the Reorganization that are estimated to be the same as or lower than those of each of the corresponding share classes of the Target Fund prior to the Reorganization, after giving effect to all applicable contractual fee and expense waivers and/or reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through December 31, 2021, as of February 28, 2019.

Q:	Are there any differences in the distribution and services fees, front-end sales charges or contingent deferred sales charges?

A:

Yes. As detailed below, shareholders of each of Investor A Shares, Class R Shares and Service Shares of the Target Fund will receive Investor A Shares of the Acquiring Fund and may be subject to different distribution fees, front-end sales charges and contingent deferred sales charges (“CDSCs”) following the Reorganization. Shareholders of Investor C Shares, Institutional Shares and Class K Shares of the Target Fund will receive the same class of shares of the Acquiring Fund, each with identical distribution and service fees, front-end sales charges and CDSCs to the corresponding class of shares of the Target Fund held by such shareholders immediately prior to the Reorganization.

	Target Fund		Acquiring Fund

Investor A

Distribution and Service (12b-1) Fees:

Distribution Fee: None
Annual Service Fee: 0.25%

Front-End Sales Charge: 5.25% (lower sales charges may be available for larger investments)

CDSCs: None (may be charged for purchases of $1 million or more that are redeemed within 18 months)

Investor A

Distribution and Service (12b-1) Fees:

Distribution Fee: None
Annual Service Fee: 0.25%

Front-End Sales Charge: 5.25% (lower sales charges may be available for larger investments)
CDSCs: None (may be charged for purchases of $1 million or more that are redeemed within 18 months)

Class R	Distribution and Service (12b-1) Fees: Annual Distribution Fee: 0.25% Annual Service Fee: 0.25% Front-End Sales Charge: None CDSCs: None
Service	Distribution and Service (12b-1) Fees: Distribution Fee: None Annual Service Fee: 0.25% Front-End Sales Charge: None CDSCs: None

Investor C	Distribution and Service (12b-1) Fees: Annual Distribution Fee: 0.75% Annual Service Fee: 0.25% Front-End Sales Charge: None CDSCs: 1.00% (payable if redeemed within one year of purchase)	Investor C	Distribution and Service (12b-1) Fees: Annual Distribution Fee: 0.75% Annual Service Fee: 0.25% Front-End Sales Charge: None CDSCs: 1.00% (payable if redeemed within one year of purchase)

Institutional	Distribution and Service (12b-1) Fees: Distribution Fee: None Service Fee: None Front-End Sales Charge: None CDSCs: None	Institutional	Distribution and Service (12b-1) Fees: Distribution Fee: None Service Fee: None Front-End Sales Charge: None CDSCs: None

Class K	Distribution and Service (12b-1) Fees: Distribution Fee: None Service Fee: None Front-End Sales Charge: None CDSCs: None	Class K	Distribution and Service (12b-1) Fees: Distribution Fee: None Service Fee: None Front-End Sales Charge: None CDSCs: None

Q:	Will I have to pay any sales charge, commission or other similar fee in connection with the Reorganization?

A:

No, you will not have to pay any sales charge, commission or other similar fee in connection with the Reorganization. As more fully discussed in the Combined Prospectus/Information Statement, the holding period with respect to any CDSC that applies to shares of the Acquiring Fund acquired by you in the Reorganization will be measured from the earlier of the time (i) you purchased your Target Fund shares or (ii) you purchased your shares of any other fund advised by BlackRock and subsequently exchanged them for shares of the Target Fund.

Q:	Do I need to take any action in connection with the Reorganization?

A:

No. Your shares will automatically be converted into shares of the Acquiring Fund on the date of the completion of the Reorganization. You will receive written confirmation that this change has taken place.

No certificates for shares will be issued in connection with the Reorganization. The aggregate NAV of the Acquiring Fund shares you receive in the Reorganization will be equal to the aggregate NAV of the shares you own in the Target Fund immediately prior to the Reorganization.

Q:	Will the Reorganization create a taxable event for me?

A:

The Reorganization is expected to qualify as a tax-free “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Master Reorganization is expected to qualify as a tax-free transaction under the Code. In general, if the Reorganization so qualifies, the Target Fund and the Acquiring Fund will not recognize any gain or loss for U.S. federal income tax purposes from the transactions contemplated by the Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of certain assets). Additionally, if the Master Reorganization qualifies as a tax-free transaction under the Code, the Target Master Portfolio and the Acquiring Master Portfolio will not recognize gain or loss for U.S. federal income tax purposes from the transactions contemplated by the Master Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the deemed transfer of certain assets).

At any time before the Reorganization takes place, a shareholder may redeem shares of the Target Fund. Generally, such redemptions would be taxable transactions.

The portfolio managers of the Acquiring Master Portfolio have reviewed the portfolio holdings of the Target Master Portfolio and, as of February 28, 2019, all the securities held by the Target Master Portfolio comply with the compliance guidelines and/or investment restrictions of the Acquiring Master Portfolio. It is not anticipated that the Acquiring Fund or the Acquiring Master Portfolio will sell any securities acquired in the Reorganization and the Master Reorganization in preparation for, or as a result of, such reorganizations, other than in the ordinary course of business. Consequently, minimal transaction costs are anticipated to be incurred in restructuring the portfolio holdings of the Target Fund and the Target Master Portfolio in connection with the Reorganization and the Master Reorganization.

If any of the portfolio assets of the Target Fund are sold, or deemed sold, as a result of the termination of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of an interest in a passive foreign investment company, the tax impact of such sales, deemed sales or transfers will depend on the difference between the price at which such portfolio assets are sold, deemed sold or transferred, and the Target Fund’s basis in such assets. Any gains will be distributed to the Target Fund’s shareholders as either capital gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains or ordinary income) during or with respect to the year of sale, deemed sale or transfer, and such distributions will be taxable to shareholders in non-tax qualified accounts. In addition, prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income, net tax-exempt income and net realized capital gains will be taxable to shareholders in non-tax qualified accounts.

You may wish to consult with your tax adviser concerning the tax consequences of the Reorganization and the Master Reorganization.

Q:	What if I redeem my shares before the Reorganization takes place?

A:

If you choose to redeem your shares before the Reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction and may be subject to any applicable CDSC.

Q:	Who will pay for the Reorganization?

A:

BlackRock or its affiliates will pay, directly or through waivers, each Fund’s portion of the expenses incurred in connection with the Reorganization (including auditor and legal fees and the costs of preparing

v

and filing the Combined Prospectus/Information Statement), which are estimated to be approximately $75,000 with respect to the Acquiring Fund and $75,000 with respect to the Target Fund. The total estimated expenses of the Reorganization are estimated to be approximately $150,000. The foregoing estimated expenses will be borne by BlackRock or its affiliates directly or through waivers regardless of whether the Reorganization is consummated.

Q:	When will the Reorganization occur?

A:	The Reorganization is expected to occur during the fourth quarter of 2019.

Q:	Whom do I contact if I have questions?

A:	You can contact your financial advisor for further information. Direct shareholders may contact the Target Fund at (800) 441-7762.

Important additional information about the Reorganization is set forth in the accompanying Combined Prospectus/Information Statement.

Please read it carefully.

COMBINED PROSPECTUS/INFORMATION STATEMENT

BLACKROCK LARGE CAP SERIES FUNDS, INC.

BlackRock Large Cap Focus Growth Fund

BLACKROCK FOCUS GROWTH FUND, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

This Combined Prospectus/Information Statement is furnished to you as a shareholder of BlackRock Large Cap Focus Growth Fund (the “Target Fund”), a series of BlackRock Large Cap Series Funds, Inc. (the “Target Corporation”), a Maryland corporation. As provided in an Agreement and Plan of Reorganization, the Target Fund will be reorganized into BlackRock Focus Growth Fund, Inc. (the “Acquiring Fund”), a Maryland corporation (the “Reorganization”). The Target Fund is a “feeder” fund that invests all of its assets in Master Large Cap Focus Growth Portfolio (the “Target Master Portfolio”), a series of Master Large Cap Series, LLC (the “Target Master LLC”), a Delaware limited liability company, which has an investment objective, investment strategies and policies identical to those of the Target Fund. The Acquiring Fund is also a “feeder” fund and invests all of its assets in Master Focus Growth LLC (the “Acquiring Master Portfolio” and together with the Target Master Portfolio, the “Master Portfolios” and each, a “Master Portfolio”), which has an investment objective, strategies and policies identical to those of the Acquiring Fund. The Acquiring Master Portfolio is advised by BlackRock Advisors, LLC (“BlackRock”), the same investment adviser to the Target Master Portfolio. Effective upon the closing of the Reorganization, the Acquiring Fund will change its name from BlackRock Focus Growth Fund, Inc. to BlackRock Large Cap Focus Growth Fund, Inc.

The Target Fund and the Acquiring Fund are each referred to as a “Fund” and collectively referred to as the “Funds.” Following the completion of the Reorganization, the Acquiring Fund and Acquiring Master Portfolio may be referred to as the “Combined Fund” and the “Combined Master Portfolio,” respectively.

The Board of Directors of the Target Corporation (the “Target Board”) and the Board of Directors of the Acquiring Fund (the “Acquiring Board” and together with the Target Board, the “Feeder Boards” and each, a “Feeder Board”) have each determined that the Reorganization is in the best interests of the applicable Fund, and that the interests of such Fund’s shareholders will not be diluted as a result of the Reorganization.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

As a result of the Reorganization, the Target Fund will be reorganized into the Acquiring Fund and you will become a shareholder of the Acquiring Fund. The Target Fund and the Acquiring Fund pursue substantively identical investment objectives and employ similar investment strategies to achieve their respective investment objective, although in each case there may be certain differences. The investment objective of each Fund is as follows:

Target Fund	Target Fund Investment Objective

Target Fund	To seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Acquiring Fund	To seek long-term capital appreciation.

For more information on the Fund’s investment strategies, see “Summary—Investment Objectives, Investment Processes, Principal Investment Strategies and Other Strategies” below.

Since each Fund is a feeder fund that invests all of its assets in a corresponding Master Portfolio, there are other aspects of the Reorganization that are not covered in the enclosed Combined Prospectus/Information Statement because they do not relate to the Target Fund or the Acquiring Fund directly. The Board of Directors of the Target Master LLC (the “Target Master Board”) and the Board of Directors of the Acquiring Master Portfolio (the “Acquiring Master Board” and together with the Target Master Board, the “Master Boards” and each, a “Master Board” and together with the Feeder Boards, the “Boards” and each, a “Board”) have unanimously approved an Agreement and Plan of Reorganization between the Target Master LLC, on behalf of the Target Master Portfolio, and the Acquiring Master Portfolio (the “Master Reorganization Agreement”), pursuant to which the Target Master Portfolio and the Acquiring Master Portfolio will be combined (the “Master Reorganization”) prior to the Reorganization of the Target Fund into the Acquiring Fund. Each Master Board has determined that the Master Reorganization is in the best interests of the applicable Master Portfolio, and that the interests of such Master Portfolio’s interestholders will not be diluted as a result of the Master Reorganization.

In connection with the Master Reorganization, the Target Master Portfolio will transfer all of its assets and liabilities to the Acquiring Master Portfolio in exchange for interests of the Acquiring Master Portfolio having equal value to the net assets transferred (the “Acquiring Master Portfolio Interests”). Immediately thereafter, the Target Master Portfolio will exchange the Acquiring Master Portfolio Interests for the interests of the Target Master Portfolio held by the Target Fund and the Target Master Portfolio will be terminated as a series of the Target Master LLC. Following the Master Reorganization, the Target Fund will then be reorganized into the Acquiring Fund. Following the Master Reorganization and the Reorganization, the Acquiring Fund will continue as a feeder fund that invests all of its assets in the Acquiring Master Portfolio. The Master Reorganization is not governed by this Combined Prospectus/Information Statement.

The Target Fund will transfer substantially all of its assets to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund, including fractional shares, if any (the “Acquiring Fund Shares”). Immediately thereafter, the Target Fund will distribute Acquiring Fund Shares to its shareholders pro rata. After distributing the Acquiring Fund Shares, the Target Fund will redeem all of its outstanding shares for no consideration and the Target Fund will be terminated, dissolved and liquidated as a series of the Target Corporation. No assets other than Acquiring Fund Shares will be distributed to the shareholders of the Target Fund. When the Reorganization is complete, shareholders of the Target Fund will receive shares of the Acquiring Fund as follows: holders of Investor A Shares will receive Investor A Shares; holders of Investor C Shares will receive Investor C Shares; holders of Institutional Shares will receive Institutional Shares; holders of Class R Shares will receive Investor A Shares; holders of Service Shares will receive Investor A Shares; and holders of Class K Shares will receive Class K Shares.

The Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes and the Master Reorganization is expected to qualify as a tax-free transaction for U.S. federal income tax purposes.

The aggregate net asset value (“NAV”) of the Acquiring Fund Shares received in the Reorganization by the Target Fund will equal the aggregate NAV of the shares of the Target Fund held by shareholders of the Target Fund immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder’s interest will represent a smaller percentage of ownership in the Combined Fund than such shareholder’s percentage of ownership in the Target Fund immediately prior to the Reorganization.

This Combined Prospectus/Information Statement sets forth concisely the information shareholders of the Target Fund should know before the Reorganization and constitutes an offering of shares of the Acquiring Fund being issued in the Reorganization. Please read it carefully and retain it for future reference.

ii

The following documents containing additional information about each Fund, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally form a part of) this Combined Prospectus/Information Statement:

•	the Statement of Additional Information dated October 16, 2019 (the “Reorganization SAI”), relating to this Combined Prospectus/Information Statement;

•	the Prospectuses relating to the Target Fund, dated October 26, 2018, as supplemented (the “Target Fund Prospectus”);

•	the Statement of Additional Information relating to the Target Fund, dated October 26, 2018, as supplemented (the “Target Fund SAI”);

•	the Annual Report to shareholders of the Target Fund for the fiscal year ended June 30, 2019;

•

the Prospectus relating to Investor A Shares, Investor C Shares and Institutional Shares of the Acquiring Fund, dated December 28, 2018, as supplemented (the “Acquiring Fund Investor Institutional Prospectus”);

•

the Prospectus relating to Class K Shares of the Acquiring Fund, dated July 30, 2019 (the “Acquiring Fund Class K Prospectus” and together with the Acquiring Fund Investor Institutional Prospectus, the “Acquiring Fund Prospectus”);

•

the Statement of Additional Information relating to Investor A Shares, Investor C Shares and Institutional Shares of the Acquiring Fund, dated December 28, 2018, as supplemented (the “Acquiring Fund Investor Institutional SAI”);

•

the Statement of Additional Information relating to Class K Shares of the Acquiring Fund, dated July 30, 2019 (the “Acquiring Fund Class K SAI” and together with the Acquiring Fund Investor Institutional SAI, the “Acquiring Fund SAI”);

•	the Annual Report to shareholders of the Acquiring Fund for the fiscal year ended August 31, 2018; and

•	the Semi-Annual Report to shareholders of the Acquiring Fund for the six-month period ended February 28, 2019.

Except as otherwise described herein, the policies and procedures set forth under “Account Information” in the Acquiring Fund Prospectus will apply to the shares issued by the Acquiring Fund in connection with the Reorganization.

Copies of the foregoing can be obtained on a website maintained by BlackRock, Inc. at www.blackrock.com. In addition, each Fund will furnish, without charge, a copy of any of the foregoing documents to any shareholder upon request. Any such request should be directed to BlackRock, Inc. by calling (800) 441-7762 or by writing to the respective Fund at 100 Bellevue Parkway, Wilmington, Delaware 19809. The foregoing documents are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of each of the Funds is 100 Bellevue Parkway, Wilmington, Delaware 19809 and the telephone number is (800) 441-7762.

Each Fund is subject to the informational requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, files reports, information statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment of a duplicating fee at the prescribed rates, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

iii

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Information Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Information Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

The SEC has not approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Information Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Information Statement is October 16, 2019.

iv

v

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Information Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Information Statement carefully.

Each Fund is a diversified, open-end management investment company, or a diversified series of an open-end management investment company, registered with the Securities and Exchange Commission (“SEC”) as specified below:

BlackRock Large Cap Focus Growth Fund (the “Target Fund”)	a series of BlackRock Large Cap Series Funds, Inc. (the “Target Corporation”), a corporation organized under the laws of the State of Maryland

BlackRock Focus Growth Fund, Inc. (the “Acquiring Fund”)	a corporation organized under the laws of the State of Maryland

Master Large Cap Focus Growth Portfolio (the “Target Master Portfolio”)	a series of Master Large Cap Series LLC (the “Target Master LLC”), a limited liability company organized under the laws of the state of Delaware

Master Focus Growth LLC (the “Acquiring Master Portfolio”)	a limited liability company organized under the laws of the state of Delaware

The Target Fund and the Acquiring Fund are each referred to as a “Fund” and collectively referred to as the “Funds.” The Target Master Portfolio and the Acquiring Master Portfolio are each referred to as a “Master Portfolio” and collectively referred to as the “Master Portfolios.” Following the Reorganization, the Acquiring Fund and the Acquiring Master Portfolio may be referred to as the “Combined Fund” and the “Combined Master Portfolio,” respectively.

The Target Fund invests all of its assets in the Target Master Portfolio, which has an investment objective, strategies and policies identical to those of the Target Fund. Similarly, the Acquiring Fund invests all of its assets in the Acquiring Master Portfolio, which has an investment objective, strategies and policies identical to those of the Acquiring Fund. All Fund investments are made at the Master Portfolio level. This structure is sometimes called a “master/feeder” structure. Each Fund’s investment results will correspond directly to the investment results of the corresponding Master Portfolio. For simplicity, this Combined Prospectus/Information Statement uses the term “Target Fund” to include the Target Master Portfolio, “Acquiring Fund” to include the Acquiring Master Portfolio and “Fund” to include the corresponding Master Portfolio, where appropriate.

BlackRock Advisors, LLC (“BlackRock” or the “Adviser”) serves as the investment adviser of each Master Portfolio. Neither the Target Fund nor the Acquiring Fund has its own investment adviser. Instead, each Fund invests all of its assets in its corresponding Master Portfolio. BlackRock is an indirect wholly-owned subsidiary of BlackRock, Inc. Each Fund publicly offers its shares on a continuous basis, and shares may be purchased through each Fund’s distributor, BlackRock Investments, LLC (“BRIL,” or the “Distributor”), and certain intermediaries.

The investment objectives and investment strategies, principal risks, performance, fees and expenses and other comparative information concerning the Target Fund and corresponding Acquiring Fund are discussed below.

Board Approval and Structure of the Reorganization. The Board of Directors of the Acquiring Fund (the “Acquiring Board”) and the Board of Directors of the Target Corporation (the “Target Board” and together with the Acquiring Board, the “Feeder Boards” and each, a “Feeder Board”), including all of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Board Members”), have each unanimously approved the Reorganization.

The Reorganization provides for:

•

the transfer and delivery of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund, including fractional shares (the “Acquiring Fund Shares”);

•	the distribution of the Acquiring Fund Shares pro rata by the Target Fund to its shareholders;

•	the redemption by the Target Fund of all of its outstanding shares for no consideration; and

•	the termination, dissolution and liquidation of the Target Fund as a series of the Target Corporation.

In connection with the step described in the second bullet, no assets other than Acquiring Fund Shares will be distributed to the shareholders of the Target Fund.

The Target Fund’s shares will have no value following the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund in the Reorganization, and the redemption by the Target Fund of all of its outstanding shares in the Reorganization will be as a result of the account balance of each of the shareholders of the Target Fund being below the minimum of $500 (“Fund Minimum”). See “Account Information—Fund’s Rights” in the Target Fund Prospectus. The Target Fund’s shareholder account balances cannot be increased above the Fund Minimum because the Target Fund’s shares will have no value following the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund.

Effective upon the closing of the Reorganization, the Acquiring Fund will change its name from BlackRock Focus Growth Fund, Inc. to BlackRock Large Cap Focus Growth Fund, Inc.

Since each Fund is a feeder fund that invests all of its assets in a corresponding Master Portfolio, there are other aspects of the Reorganization that are not covered in the enclosed Combined Prospectus/Information Statement because they do not relate to the Target Fund or the Acquiring Fund directly. The Board of Directors of the Target Master LLC (the “Target Master Board”) and the Board of Directors of the Acquiring Master Portfolio (the “Acquiring Master Board” and together with the Target Master Board, the “Master Boards” and each, a “Master Board” and together with the Feeder Boards, the “Boards” and each, a “Board”) have each unanimously approved an Agreement and Plan of Reorganization between the Target Master LLC, on behalf of the Target Master Portfolio, and the Acquiring Master Portfolio (the “Master Reorganization Agreement”), pursuant to which the Target Master Portfolio and the Acquiring Master Portfolio will be combined (the “Master Reorganization”) prior to the Reorganization of the Target Fund into the Acquiring Fund and the Target Master Portfolio will be terminated as a series of the Target Master LLC. Following the Master Reorganization and the Reorganization, the Acquiring Fund will continue as a feeder fund that invests all of its assets in the Acquiring Master Portfolio. That combination is not governed by this Combined Prospectus/Information Statement.

The Master Reorganization provides for:

•

the transfer of substantially all of the assets and liabilities of the Target Master Portfolio to the Acquiring Master Portfolio in exchange for interests of the Acquiring Master Portfolio having equal value to the net assets transferred (the “Acquiring Master Portfolio Interests”);

•	the exchange of the Acquiring Master Portfolio Interests held by the Target Master Portfolio for the interests of the Target Master Portfolio held by the Target Fund; and

•	the termination, dissolution and liquidation of the Target Master Portfolio as a series of the Target Master LLC.

Once the Reorganization is completed, shareholders of the Target Fund will receive shares, including fractional shares, if any, of the Acquiring Fund with the same aggregate net asset value (“NAV”) as the shares of the Target Fund of the corresponding class of shares that shareholders own immediately prior to the Reorganization as follows:

If you own the following Target Fund Shares:	You will receive the following Acquiring Fund Shares:
Investor A	Investor A
Investor C	Investor C
Institutional	Institutional
Class R	Investor A
Service	Investor A
Class K	Class K

Shareholders who hold Class R and Service Shares of the Target Fund will receive Investor A Shares of the Acquiring Fund because the Acquiring Fund does not presently offer Class R and Service Shares.

Background and Reasons for the Reorganization

BlackRock believes that each Fund generally will benefit more from the possible operating efficiencies that may be achieved by combining the Funds’ assets in the Reorganization, than by continuing to operate each Fund separately. BlackRock believes that the Acquiring Fund’s investment objective and strategies make it a compatible fund within the BlackRock-advised complex for the Reorganization with the Target Fund. As a result of the substantively identical investment objectives and similar investment strategies of the Target Fund and the Acquiring Fund, there is overlap of approximately 99% in the securities owned by the Target Fund and the Acquiring Fund as of June 30, 2019.

The portfolio managers of the Acquiring Master Portfolio have reviewed the portfolio holdings of the Target Master Portfolio and, as of February 28, 2019, all the securities held by the Target Master Portfolio comply with the compliance guidelines and/or investment restrictions of the Acquiring Master Portfolio. It is not anticipated that the Acquiring Master Portfolio will sell any securities of the Target Master Portfolio acquired in the Reorganization in preparation for, or as a result of, the Reorganization, other than in the ordinary course of business. Consequently, minimal transaction costs are anticipated to be incurred in restructuring the portfolio holdings of the Target Master Portfolio in connection with the Reorganization.

At a meeting held on July 31, 2019 (the “Approval Meeting”), each Board, including all of the Independent Board Members, unanimously approved the Agreement and Plan of Reorganization for the Reorganization (the “Reorganization Agreement”). Each Board determined that, based on an assumption that all of the facts and circumstances existing at the time of closing of the Reorganization are not materially different from those presented to each Board at the Approval Meeting, the Reorganization is in the best interests of the Fund and that the interests of the Fund’s shareholders will not be diluted as a result of the Reorganization. Each Board’s determinations were based on a comprehensive evaluation of the information provided to it. During the review, no Board identified any particular information or consideration that was all-important or controlling.

Results of Process

In reaching its determinations with respect to the Reorganization, each Board considered a number of factors presented at the time of the Approval Meeting, including, but not limited to, the following:

•	the shareholders of the Target Fund will remain invested in a diversified, open-end fund that has greater net assets;

•

the investment objectives, principal investment strategies and risks of the Target Fund and the Acquiring Fund are substantively identical or similar, although there may be some differences. Each Board considered the principal differences in the investment strategies and risks between the Target Fund and the Acquiring Fund. See “Summary—Investment Objectives, Investment Processes, Principal Investment Strategies and Other Strategies”;

•

assuming the Reorganization had occurred on February 28, 2019, the Combined Fund would have (A) total annual fund operating expenses for each of its share classes to be issued in the Reorganization that are estimated to be the same as or lower than those of each of the corresponding share classes of the applicable Target Fund prior to such Reorganization and (B) net annual fund operating expenses for each of its share classes to be issued in the Reorganization that are estimated to be the same as or lower than those of each of the corresponding share classes of the Target Fund prior to the Reorganization, after giving effect to all applicable contractual fee and expense waivers and/or reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through December 31, 2021, as of February 28, 2019;

•

the Combined Fund is expected to achieve certain operating efficiencies from its larger net asset size and the potential for further reduced expense ratios by sharing certain costs over a larger asset base;

•

that, based on a pro-forma peer expense group for the Combined Fund provided by Broadridge Financial Solutions, the estimated total expense ratio, contractual investment management fee rate and actual investment management fee rate are each expected to be in the first quartile;

•	the contractual and effective management fee rates for the Combined Fund are expected to be the same as the contractual and effective management fee rates for the Target Fund;

•

the net annual fund operating expenses for the share classes of the Combined Fund to be issued in each Reorganization are expected to be the same as or lower than those of the corresponding share classes of the Acquiring Fund;

•

the same portfolio manager (as described in “Comparison of the Funds—Management of the Funds”) that currently manages the Target Fund is expected to manage the Combined Fund following the closing of the Reorganization;

•	the relative performance histories of each Fund. See “Comparison of the Funds—Performance Information”;

•

the shareholders of the Target Fund will not pay any sales charges in connection with the Reorganization. Shareholders of the Target Fund will receive shares of the Acquiring Fund, as indicated below in “Information about the Reorganization—General”;

•

there is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes as a result of the Reorganization or the Master Reorganization, because the Reorganization and the Master Reorganization are expected to be tax-free transactions for U.S. federal income tax purposes. Prior to the Reorganization, however, the Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income, net tax-exempt income and net realized capital gains will be taxable to shareholders in non-tax qualified accounts;

•

the Target Fund and the Acquiring Fund use the same methodology for valuing their assets, each shareholder of the Target Fund will receive shares of the same class of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the shares of the same class such shareholder of the Target Fund owns immediately prior to the Reorganization, and the interests of the shareholders of the Target Fund will not be diluted as a result of the Reorganization; and

•

BlackRock or its affiliates will pay, directly or through waivers, each Fund’s portion of the expenses incurred in connection with the Reorganization (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Information Statement), which are estimated to be approximately $75,000 with respect to the Acquiring Fund and $75,000 with respect to the Target Fund. The total estimated expenses of the Reorganization are estimated to be approximately $150,000. The foregoing estimated expenses will be borne by BlackRock or its affiliates directly or through waivers regardless of whether the Reorganization is consummated.

Investment Objectives, Investment Processes, Principal Investment Strategies and Other Strategies

Comparison of the Target Fund and the Acquiring Fund

Investment Objectives. The investment objectives of the Target Fund and the Acquiring Fund are substantively identical. The Target Fund has an investment objective to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value. The Acquiring Fund has an investment objective to seek long-term capital appreciation. The investment objective of each Fund is fundamental, which means that it cannot be changed without approval of a majority of such Fund’s outstanding shares, as defined in the 1940 Act. Following completion of the Reorganization, the Combined Fund will have the same fundamental investment objective as the Acquiring Fund.

Investment Processes. The investment processes of the Target Fund and the Acquiring Fund are the same. Companies are selected through a process of both top-down macro-economic analysis of economic and business conditions, and a bottom-up analysis of the business fundamentals of individual companies. Each Fund emphasizes common stock of companies with mid to large stock market capitalizations; however, each Fund may also invest in the common stock of small companies. The stocks are selected from a universe of companies that Fund management believes have above average growth potential. Fund management makes investment decisions based on judgments regarding several valuation parameters relative to anticipated rates of growth in earnings and potential rates of return on equity.

Principal Investment Strategies. The Target Fund and the Acquiring Fund employ similar principal investment strategies in seeking to achieve their respective objectives, although there are certain differences. The similarities and differences of the principal investment strategies of the Funds are described in the chart below.

Target Fund	Acquiring Fund
Under normal circumstances, the Target Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities and derivatives that have similar economic characteristics to such securities. For purposes of the Target Fund’s 80% policy, large cap equity securities are equity securities that at the time of purchase have a market capitalization within the range of companies included in the Russell 1000® Growth Index (the “Russell 1000 Growth Index”). The Russell 1000 Growth Index is a capitalization-weighted index from a broad range of industries chosen for market-size, liquidity and industry group representation.	Under normal circumstances, the Acquiring Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities and derivatives that have similar economic characteristics to such securities. For purposes of the Acquiring Fund’s 80% policy, large cap equity securities are equity securities that at the time of purchase have a market capitalization within the range of companies included in the Russell 1000 Growth Index. The Russell 1000 Growth Index is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation.

The Target Fund primarily intends to invest in equity securities, which include common stock, preferred stock and convertible securities, or other financial instruments that are components of, or have characteristics similar to, the securities included in the Russell 1000 Growth Index.	Equity securities consist of common stock, preferred stock and convertible securities, other financial instruments that are components of, or have characteristics similar to, the securities included in the Russell 1000 Growth Index, and American Depositary Receipts (“ADRs”), which are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign company.

Target Fund	Acquiring Fund
The Target Fund is a growth fund that invests primarily in common stock. The Target Fund may invest without limitation in the securities of foreign companies in the form of ADRs.	The Acquiring Fund is an aggressive growth fund that invests primarily in common stock of not less than 25 to not more than 45 aggressive growth companies. The Acquiring Fund may invest without limitation in the securities of foreign companies in the form of ADRs.

In addition to ADRs, the Target Fund may also invest up to 20% of its total assets in other forms of securities of foreign companies, including European Depositary Receipts, which are receipts typically issued in Europe evidencing an ownership arrangement with the foreign company or other securities of foreign companies.	In addition to ADRs, the Acquiring Fund may also invest up to 20% of its total assets in other forms of securities of foreign companies, including European Depositary Receipts, which are receipts typically issued in Europe evidencing an ownership arrangement with the foreign company or other securities of foreign companies.

The Target Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles such as exchange-traded funds (“ETFs”) that invest exclusively in commodities and are designed to provide this exposure without direct investment in physical commodities.	—

The Target Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.	—

Comparison. The principal investment strategies of the Target Fund and the Acquiring Fund are similar although there are some differences. Each Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities and derivatives that have similar economic characteristics to such securities. Both Funds primarily intend to invest in equity securities, which include common stock, preferred stock and convertible securities, or other financial instruments that are components of, or have characteristics similar to, the securities included in the Russell 1000 Growth Index. Each Fund may invest without limitation in the securities of foreign companies in the form of ADRs. In addition to ADRs, each Fund may also invest up to 20% of its total assets in other forms of securities of foreign companies, including European Depositary Receipts.

Differing principal investment strategies are set forth in the chart above, and include the following:

•

While both Funds are growth funds, the principal investment strategies of the Acquiring Fund specify that it is an aggressive growth fund and that it invests primarily in common stock of not less than 25 to not more than 45 aggressive growth companies.

•

The principal investment strategies of the Target Fund provide that the Target Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles such as ETFs that invest exclusively in commodities, while the Acquiring Fund’s principal investment strategies do not.

•

The principal investment strategies of the Target Fund also provide that the Target Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies, while the Acquiring Fund’s principal investment strategies do not.

Other Strategies. The Target Fund and the Acquiring Fund employ similar other strategies in seeking to achieve their respective objectives, although there are certain differences. The similarities and differences of the other strategies of the Funds are described in the chart below.

Target Fund	Acquiring Fund
Borrowing — The Target Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions, subject to the limits set forth under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	Borrowing — The Acquiring Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions, subject to the limits set forth under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

—	Debt Securities — The Acquiring Fund may invest in investment grade, non-convertible debt securities, and U.S. Government securities of any maturity, although it typically will not do so to a significant extent.

—	Derivative Transactions — The Acquiring Fund may also invest in certain derivative securities. Derivatives are financial instruments whose value is derived from another security, a commodity (such as gold or oil), or an index such as the Russell 1000® Growth Index. The Acquiring Fund may, but is not required to, use derivatives, such as swaps, futures and options, to hedge its investment portfolio against market, interest rate and currency risks or to seek to enhance its return.

Emerging Markets Issuers — The Target Fund may also invest a portion of its assets in securities of issuers located in emerging markets.	Emerging Markets Issuers — The Acquiring Fund may also invest a portion of its assets in securities of issuers located in emerging markets.

Illiquid/Restricted Securities — The Target Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. The Target Fund may also invest in restricted securities, which are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market and therefore may be considered to be illiquid. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public and may be considered to be liquid securities.

Illiquid Investments — The Acquiring Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Acquiring Fund reasonably expects cannot be sold in seven calendar days or less without significantly changing the market value of the investment.

Restricted Securities — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (e.g., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

Target Fund	Acquiring Fund
Investment Companies — The Target Fund has the ability to invest in other investment companies, such as ETFs, unit investment trusts, and open-end and closed-end funds. The Target Fund may invest in affiliated investment companies, including affiliated money market funds and affiliated ETFs.	Investment Companies — The Acquiring Fund has the ability to invest in other investment companies, such as ETFs, unit investment trusts, and open-end and closed-end funds. The Acquiring Fund may invest in affiliated investment companies, including affiliated money market funds and affiliated ETFs.

Money Market Securities — The Target Fund may invest in money market securities or commercial paper.	—

Real Estate Investment Trusts — The Target Fund may invest in real estate investment trusts (“REITs”).	—

—	Repurchase Agreements and Purchase and Sale Contracts — The Acquiring Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.

—	Rights — The Acquiring Fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares.

Securities Lending — The Target Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.	Securities Lending — The Acquiring Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

—	Short Sales — The Acquiring Fund may engage in short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Acquiring Fund does not own declines in value. A short sale is a transaction in which the Acquiring Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Acquiring Fund must purchase the security to return it to the lender. The Acquiring Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 5% of the value of its total assets. The Acquiring Fund may also make short sales “against the box” without regard to this restriction. In this type of short sale, at the time of the sale, the Acquiring Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

Target Fund	Acquiring Fund
Temporary Defensive Strategies — As a temporary measure for defensive purposes, the Target Fund may invest without limit in cash, cash equivalents or short-term U.S. Government securities. These investments may include high quality, short-term money market instruments such as U.S. Treasury and agency obligations, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company), short-term debt obligations of corporate issuers and certificates of deposit and bankers’ acceptances. These investments may adversely affect the Target Fund’s ability to meet its investment objective.	Temporary Defensive Strategies — The Acquiring Fund may invest in excess of 35% of its total assets in cash or U.S. dollar denominated high quality short-term debt instruments for temporary defensive purposes, to maintain liquidity or when economic or market conditions are unfavorable for profitable investing. Normally, a portion of the Acquiring Fund’s assets will be held in these short-term instruments in anticipation of investment in equities or to meet redemptions. These types of investments typically have a lower yield than other longer-term investments and lack the capital appreciation potential of equity securities. In addition, while these investments are generally designed to limit the Acquiring Fund’s losses, they can prevent the Acquiring Fund from achieving its investment objective.

—	Warrants — A warrant gives the Acquiring Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price and the date the warrant expires. The Acquiring Fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the Acquiring Fund is able to exercise it or sell it before it expires.

Fees and Expenses

The following table shows which share class of the Combined Fund shareholders will receive once the Reorganization is completed. The Acquiring Fund Shares that shareholders of the Target Fund will receive in the Reorganization will have the same aggregate NAV as the Target Fund shares that they owned immediately prior to the Reorganization.

If you own the following Target Fund Shares:	You will receive the following Acquiring Fund Shares:
Investor A	Investor A
Investor C	Investor C
Institutional	Institutional
Class R	Investor A
Service	Investor A
Class K	Class K

Fee Tables as of February 28, 2019 or June 30, 2019, as applicable (unaudited)

The fee tables below provide information about the fees and expenses attributable to the Target Fund and the Acquiring Fund, assuming the Reorganization had taken place on February 28, 2019, and the estimated pro forma fees and expenses attributable to the pro forma Combined Fund. The percentages presented in the fee tables are based on fees and expenses incurred during the 12-month period ended June 30, 2019 for the Target Fund and during the 12-month period ended February 28, 2019 for the Acquiring Fund and the Combined Fund, with restatements to reflect certain changes to the other expenses and contractual expense caps, if applicable, after such period. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of each Fund as of February 28, 2019, see “Other Information—Capitalization.”

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock and its affiliates. More information about these and other discounts is available from your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock and its affiliates) (each a “Financial Intermediary”) and in the “Sales Loads” section of this Combined Prospectus/Information Statement, the “Intermediary-Defined Sales Charge Waiver Policies” section in Appendix III, and in the “Purchase of Shares” section of the Acquiring Fund SAI, which is incorporated herein by reference.

Fee Tables of the Target Fund (as of June 30, 2019), the Acquiring Fund (as of February 28, 2019) and the

Pro Forma Combined Fund (as of February 28, 2019) (unaudited)

Target Fund Investor A Shares into Acquiring Fund Investor A Shares

	Target Fund Investor A Shares	Acquiring Fund Investor A Shares	Pro Forma Combined Fund Investor A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	5.25%	5.25%
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None[1]	None[1]	None[1]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[2]
Management Fee	0.50%[2,3]	0.50%[2,4]	0.50%[2,4]
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.30%[5,6,7]	0.45%[5,6]	0.29%[8]
Administration Fee	0.12%[5,7]	0.12%[5]	0.12%[5]
Miscellaneous Other Expenses	0.18%[6,7]	0.33%[6]	0.17%
Total Annual Fund Operating Expenses	1.05%[7]	1.20%	1.04%
Fee Waivers and/or Expense Reimbursements	(0.13)%[3,9]	(0.28)%[4,10]	(0.12)%[4,10]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.92%[3,9]	0.92%[4,10]	0.92%[4,10]

[1]

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[2]

The fees and expenses shown in the table and the example that follows include both the expenses of the Fund and the Fund’s share of the allocated expenses of the respective Master Portfolio. Management Fees are paid by the Master Portfolio and will continue to be paid by the Combined Master Portfolio following the closing of the Reorganization.

[3]

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Target Master Portfolio’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through October 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Master LLC or by a vote of a majority of the outstanding voting securities of the Target Master Portfolio.

[4]

BlackRock has contractually agreed to waive the management fee of the Acquiring Master Portfolio with respect to any portion of the Acquiring Master Portfolio’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through December 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Master Portfolio or by a vote of a majority of the outstanding voting securities of the Target Master Portfolio. This management fee waiver will remain in place with the Combined Master Portfolio following the closing of the Reorganization.

[5]	The Administration Fee has been restated to reflect current fees.

[6]	Miscellaneous Other Expenses have been restated to reflect current fees.

[7]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Target Fund’s most recent annual report, which does not include the restatement of the Administration Fee or Miscellaneous Other Expenses to reflect current fees.

[8]	Other Expenses are based on estimated amounts for the current fiscal year.

[9]

BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.92% (for Investor A Shares) of the Target Fund’s average daily net assets through October 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Corporation or by a vote of a majority of the outstanding voting securities of the Target Fund.

[10]

BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.92% (for Investor A Shares) of the Acquiring Fund’s average daily net assets through December 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Acquiring Fund or by a vote of a majority of the outstanding voting securities of the Acquiring Fund. Following the closing of the Reorganization, these contractual agreements applicable to the Acquiring Fund and the Acquiring Master Portfolio will be retained by the Combined Fund and the Combined Master Portfolio, as applicable.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Target Fund, the Acquiring Fund and the Combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the periods ended June 30, 2019 for the Target Fund and February 28, 2019 for the Acquiring Fund and the Combined Fund) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund Investor A Shares	$614	$829	$1,062	$1,729
Acquiring Fund Investor A Shares	$614	$832	$1,098	$1,855
Pro Forma Combined Fund Investor A Shares	$614	$815	$1,046	$1,708

Target Fund Investor C Shares into Acquiring Fund Investor C Shares

	Target Fund Investor C Shares	Acquiring Fund Investor C Shares	Pro Forma Combined Fund Investor C Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	1.00%[1]	1.00%[1]	1.00%[1]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[2]
Management Fee	0.50%[2,3]	0.50%[2,4]	0.50%[2,4]
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.33%[5,6,7]	0.42%[5,6]	0.31%[8]
Administration Fee	0.12%[5,7]	0.12%[5]	0.12%[5]
Miscellaneous Other Expenses	0.21%[6,7]	0.30%[6]	0.19%
Total Annual Fund Operating Expenses	1.83%[7]	1.92%	1.81%
Fee Waivers and/or Expense Reimbursements	(0.16)%[3,9]	(0.25)%[4,10]	(0.14)%[4,10]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.67%[3,9]	1.67%[4,10]	1.67%[4,10]

[1]	There is no CDSC on Investor C Shares after one year.

[2]

The fees and expenses shown in the table and the example that follows include both the expenses of the Fund and the Fund’s share of the allocated expenses of the respective Master Portfolio. Management Fees are paid by the Master Portfolio and will continue to be paid by the Combined Master Portfolio following the closing of the Reorganization.

[3]

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Target Master Portfolio’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through October 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Master LLC or by a vote of a majority of the outstanding voting securities of the Target Master Portfolio.

[4]

BlackRock has contractually agreed to waive the management fee of the Acquiring Master Portfolio with respect to any portion of the Acquiring Master Portfolio’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through December 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Master Portfolio or by a vote of a majority of the outstanding voting securities of the Target Master Portfolio. This management fee waiver will remain in place with the Combined Master Portfolio following the closing of the Reorganization.

[5]	The Administration Fee has been restated to reflect current fees.

[6]	Miscellaneous Other Expenses have been restated to reflect current fees.

[7]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Target Fund’s most recent annual report, which does not include the restatement of the Administration Fee or Miscellaneous Other Expenses to reflect current fees.

[8]	Other Expenses are based on estimated amounts for the current fiscal year.

[9]

BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.67% (for Investor C Shares) of the Target Fund’s average daily net assets through October 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Corporation or by a vote of a majority of the outstanding voting securities of the Target Fund.

[10]

BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.67% (for Investor C Shares) of the Acquiring Fund’s average daily net assets through December 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Acquiring Fund or by a vote of a majority of the outstanding voting securities of the Acquiring Fund. Following the closing of the Reorganization, these contractual agreements applicable to the Acquiring Fund and the Acquiring Master Portfolio will be retained by the Combined Fund and the Combined Master Portfolio, as applicable.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Target Fund, the Acquiring Fund and the Combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the periods ended June 30, 2019 for the Target Fund and February 28, 2019 for the Acquiring Fund and the Combined Fund) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund Investor C Shares	$270	$560	$975	$2,135
Acquiring Fund Investor C Shares	$270	$553	$989	$2,201
Pro Forma Combined Fund Investor C Shares	$270	$542	$953	$2,103

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Target Fund Investor C Shares	$170	$560	$975	$2,135
Acquiring Fund Investor C Shares	$170	$553	$989	$2,201
Pro Forma Combined Fund Investor C Shares	$170	$542	$953	$2,103

Target Fund Institutional Shares into Acquiring Fund Institutional Shares

	Target Fund Institutional Shares	Acquiring Fund Institutional Shares	Pro Forma Combined Fund Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Management Fee	0.50%[1,2]	0.50%[1,3]	0.50%[1,3]
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.28%[4,5,6]	0.38%[4,5]	0.27%[7]
Administration Fee	0.12%[4,6]	0.12%[4]	0.12%[4]
Miscellaneous Other Expenses	0.16%[5,6]	0.26%[5]	0.15%
Total Annual Fund Operating Expenses	0.78%[6]	0.88%	0.77%
Fee Waivers and/or Expense Reimbursements	(0.11)%[2,8]	(0.21)%[3,9]	(0.10)%[3,9]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.67%[2,8]	0.67%[3,9]	0.67%[3,9]

[1]

The fees and expenses shown in the table and the example that follows include both the expenses of the Fund and the Fund’s share of the allocated expenses of the respective Master Portfolio. Management Fees are paid by the Master Portfolio and will continue to be paid by the Combined Master Portfolio following the closing of the Reorganization.

[2]

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Target Master Portfolio’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through October 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Master LLC or by a vote of a majority of the outstanding voting securities of the Target Master Portfolio.

[3]

BlackRock has contractually agreed to waive the management fee of the Acquiring Master Portfolio with respect to any portion of the Acquiring Master Portfolio’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through December 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Master Portfolio or by a vote of a majority of the outstanding voting securities of the Target Master Portfolio. This management fee waiver will remain in place with the Combined Master Portfolio following the closing of the Reorganization.

[4]	The Administration Fee has been restated to reflect current fees.

[5]	Miscellaneous Other Expenses have been restated to reflect current fees.

[6]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Target Fund’s most recent annual report, which does not include the restatement of the Administration Fee or Miscellaneous Other Expenses to reflect current fees.

[7]	Other Expenses are based on estimated amounts for the current fiscal year.

[8]

BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.67% (for Institutional Shares) of the Target Fund’s average daily net assets through October 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Corporation or by a vote of a majority of the outstanding voting securities of the Target Fund.

[9]

BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.67% (for Institutional Shares) of the Acquiring Fund’s average daily net assets through December 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Acquiring Fund or by a vote of a majority of the outstanding voting securities of the Acquiring Fund. Following the closing of the Reorganization, these contractual agreements applicable to the Acquiring Fund and the Acquiring Master Portfolio will be retained by the Combined Fund and the Combined Master Portfolio, as applicable.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Target Fund, the Acquiring Fund and the Combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the periods ended June 30, 2019 for the Target Fund and February 28, 2019 for the Acquiring Fund and the Combined Fund) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund Institutional Shares	$68	$238	$422	$956
Acquiring Fund Institutional Shares	$68	$238	$445	$1,044
Pro Forma Combined Fund Institutional Shares	$68	$225	$408	$935

Target Fund Class R Shares into Acquiring Fund Investor A Shares

	Target Fund Class R Shares	Acquiring Fund Investor A Shares	Pro Forma Combined Fund Investor A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%	5.25%
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None[1]	None[1]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[2]
Management Fee	0.50%[2,3]	0.50%[2,4]	0.50%[2,4]
Distribution and/or Service (12b-1) Fees	0.50%	0.25%	0.25%
Other Expenses	0.34%[5,6,7]	0.45%[5,6]	0.29%[8]
Administration Fee	0.12%[5,7]	0.12%[5]	0.12%[5]
Miscellaneous Other Expenses	0.22%[6],7	0.33%[6]	0.17%
Total Annual Fund Operating Expenses	1.34%[7]	1.20%	1.04%
Fee Waivers and/or Expense Reimbursements	(0.17)%[3,9]	(0.28)%[4,10]	(0.12)%[4,10]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.17%[3,9]	0.92%[4,10]	0.92%[4,10]

[1]

A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[2]

The fees and expenses shown in the table and the example that follows include both the expenses of the Fund and the Fund’s share of the allocated expenses of the respective Master Portfolio. Management Fees are paid by the Master Portfolio and will continue to be paid by the Combined Master Portfolio following the closing of the Reorganization.

[3]

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Target Master Portfolio’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through October 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Master LLC or by a vote of a majority of the outstanding voting securities of the Target Master Portfolio.

[4]

BlackRock has contractually agreed to waive the management fee of the Acquiring Master Portfolio with respect to any portion of the Acquiring Master Portfolio’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through December 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Master Portfolio or by a vote of a majority of the outstanding voting securities of the Target Master Portfolio. This management fee waiver will remain in place with the Combined Master Portfolio following the closing of the Reorganization.

[5]	The Administration Fee has been restated to reflect current fees.

[6]	Miscellaneous Other Expenses have been restated to reflect current fees.

[7]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Target Fund’s most recent annual report, which does not include the restatement of the Administration Fee or Miscellaneous Other Expenses to reflect current fees.

[8]	Other Expenses are based on estimated amounts for the current fiscal year.

[9]

BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.17% (for Class R Shares) of the Target Fund’s average daily net assets through October 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Corporation or by a vote of a majority of the outstanding voting securities of the Target Fund.

[10]

BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.92% (for Investor A Shares) of the Acquiring Fund’s average daily net assets through December 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Acquiring Fund or by a vote of a majority of the outstanding voting securities of the Acquiring Fund. Following the closing of the Reorganization, these contractual agreements applicable to the Acquiring Fund and the Acquiring Master Portfolio will be retained by the Combined Fund and the Combined Master Portfolio, as applicable.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Target Fund, the Acquiring Fund and the Combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the periods ended June 30, 2019 for the Target Fund and February 28, 2019 for the Acquiring Fund and the Combined Fund) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund Class R Shares	$119	$408	$718	$1,598
Acquiring Fund Investor A Shares	$614	$832	$1,098	$1,855
Pro Forma Combined Fund Investor A Shares	$614	$815	$1,046	$1,708

Target Fund Service Shares into Acquiring Fund Investor A Shares

	Target Fund Service Shares	Acquiring Fund Investor A Shares	Pro Forma Combined Fund Investor A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%	5.25%
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None[1]	None[1]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[2]
Management Fee	0.50%[2,3]	0.50%[2,4]	0.50%[2,4]
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.31%[5,6,7]	0.45%[5,6]	0.29%[8]
Administration Fee	0.12%[5,7]	0.12%[5]	0.12%[5]
Miscellaneous Other Expenses	0.19%[6,7]	0.33%[6]	0.17%
Total Annual Fund Operating Expenses	1.06%[7]	1.20%	1.04%
Fee Waivers and/or Expense Reimbursements	(0.14)%[3,9]	(0.28)%[4,10]	(0.12)%[4,10]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.92%[3,9]	0.92%[4,10]	0.92%[4,10]

[1]

A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[2]

The fees and expenses shown in the table and the example that follows include both the expenses of the Fund and the Fund’s share of the allocated expenses of the respective Master Portfolio. Management Fees are paid by the Master Portfolio and will continue to be paid by the Combined Master Portfolio following the closing of the Reorganization.

[3]

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Target Master Portfolio’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through October 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Master LLC or by a vote of a majority of the outstanding voting securities of the Target Master Portfolio.

[4]

BlackRock has contractually agreed to waive the management fee of the Acquiring Master Portfolio with respect to any portion of the Acquiring Master Portfolio’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through December 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Master Portfolio or by a vote of a majority of the outstanding voting securities of the Target Master Portfolio. This management fee waiver will remain in place with the Combined Master Portfolio following the closing of the Reorganization.

[5]	The Administration Fee has been restated to reflect current fees.

[6]	Miscellaneous Other Expenses have been restated to reflect current fees.

[7]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Target Fund’s most recent annual report, which does not include the restatement of the Administration Fee or Miscellaneous Other Expenses to reflect current fees.

[8]	Other Expenses are based on estimated amounts for the current fiscal year.

[9]

BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.92% (for Service Shares) of the Target Fund’s average daily net assets through October 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Corporation or by a vote of a majority of the outstanding voting securities of the Target Fund.

[10]

BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.92% (for Investor A Shares) of the Acquiring Fund’s average daily net assets through December 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Acquiring Fund or by a vote of a majority of the outstanding voting securities of the Acquiring Fund. Following the closing of the Reorganization, these contractual agreements applicable to the Acquiring Fund and the Acquiring Master Portfolio will be retained by the Combined Fund and the Combined Master Portfolio, as applicable.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Target Fund, the Acquiring Fund and the Combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the periods ended June 30, 2019 for the Target Fund and February 28, 2019 for the Acquiring Fund and the Combined Fund) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund Service Shares	$94	$323	$571	$1,281
Acquiring Fund Investor A Shares	$614	$832	$1,098	$1,855
Pro Forma Combined Fund Investor A Shares	$614	$815	$1,046	$1,708

Target Fund Class K Shares into Acquiring Fund Class K Shares

	Target Fund Class K Shares	Acquiring Fund Class K Shares	Pro Forma Combined Fund Class K Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Management Fee	0.50%[1,2]	0.50%[1,3]	0.50%[1,3]
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.19%[4,5,6]	0.31%[7]	0.18%[7]
Administration Fee	0.12%[4,6]	0.12%	0.12%
Miscellaneous Other Expenses	0.07%[5,6]	0.19%	0.06%
Total Annual Fund Operating Expenses	0.69%[6]	0.81%	0.68%
Fee Waivers and/or Expense Reimbursements	(0.07)%[2,8]	(0.19)%[3,9]	(0.06)%[3,9]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.62%[2,8]	0.62%[3,9]	0.62%[3,9]

[1]

The fees and expenses shown in the table and the example that follows include both the expenses of the Fund and the Fund’s share of the allocated expenses of the respective Master Portfolio. Management Fees are paid by the Master Portfolio and will continue to be paid by the Combined Master Portfolio following the closing of the Reorganization.

[2]

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Target Master Portfolio’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through October 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Master LLC or by a vote of a majority of the outstanding voting securities of the Target Master Portfolio.

[3]

BlackRock has contractually agreed to waive the management fee of the Acquiring Master Portfolio with respect to any portion of the Acquiring Master Portfolio’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through December 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Master Portfolio or by a vote of a majority of the outstanding voting securities of the Target Master Portfolio. This management fee waiver will remain in place with the Combined Master Portfolio following the closing of the Reorganization.

[4]	The Administration Fee has been restated to reflect current fees.

[5]	Miscellaneous Other Expenses are based on estimated amounts for the current year.

[6]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Target Fund’s most recent annual report, which does not include the restatement of the Administration Fee or Miscellaneous Other Expenses to reflect current fees.

[7]	Other Expenses are based on estimated amounts for the current fiscal year.

[8]

BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.62% (for Class K Shares) of the Target Fund’s average daily net assets through October 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Corporation or by a vote of a majority of the outstanding voting securities of the Target Fund.

[9]

BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.62% (for Class K Shares) of the Acquiring Fund’s average daily net assets through December 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Acquiring Fund or by a vote of a majority of the outstanding voting securities of the Acquiring Fund. Following the closing of the Reorganization, these contractual agreements applicable to the Acquiring Fund and the Acquiring Master Portfolio will be retained by the Combined Fund and the Combined Master Portfolio, as applicable.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Target Fund, the Acquiring Fund and the Combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the periods ended June 30, 2019 for the Target Fund and February 28, 2019 for the Acquiring Fund and the Combined Fund) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund Class K Shares	$63	$214	$377	$852
Acquiring Fund Class K Shares	$63	$220	$411	$965
Pro Forma Combined Fund Class K Shares	$63	$205	$367	$835

Portfolio Turnover

Each Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Master Portfolio’s performance. During its most recent fiscal year, each Master Portfolio had the following portfolio turnover rate, expressed as a percentage of the average value of its portfolio:

Fund	Fiscal Year End	Rate
Target Fund	6/30/19	48%
Acquiring Fund	8/31/18	51%

U.S. Federal Income Tax Consequences

The Reorganization is expected to qualify as a tax-free “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Master Reorganization is expected to qualify as a tax-free transaction under the Code. In general, if the Reorganization so qualifies, the Target Fund and the Acquiring Fund will not recognize gain or loss for U.S. federal income tax purposes from the transactions contemplated by the Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of certain assets). As a condition to the closing of the Reorganization, the Acquiring Fund and the Target Corporation, on behalf of the Target Fund, will receive an opinion from Sidley Austin LLP to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368 of the Code, except as described in the “Material U.S. Federal Income Tax Consequences of the Reorganization” section below. Additionally, if the Master Reorganization qualifies as a tax-free transaction under the Code, the Target Master Portfolio and the Acquiring Master Portfolio will not recognize gain or loss for U.S. federal income tax purposes from the transactions contemplated by the Master Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the transfer of certain assets). As a condition to the closing of the Master Reorganization, the Target Master LLC, on behalf of the Target Master Portfolio, and the Acquiring Master Portfolio, will receive an opinion from Sidley Austin LLP to the effect that the Master Reorganization will not result in any taxable gain or loss to the Target Master Portfolio under the Code. An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

If any of the portfolio assets of the Target Fund are sold, or deemed sold as a result of the termination of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of an interest in a passive foreign investment company, the tax impact of such sales, deemed sales or transfers will depend on the difference between the price at which such portfolio assets are sold, deemed sold or transferred, and the Target Fund’s basis in such assets. Any gains will be distributed to the Target Fund’s shareholders as either capital gain dividends (to the extent of long-term capital gains or ordinary income) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale, deemed sale or transfer, and such distributions will be taxable to shareholders in non-tax qualified accounts. In addition, prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income, net tax-exempt income and net realized capital gains will be taxable to shareholders in non-tax qualified accounts.

At any time before the Reorganization takes place, a shareholder may redeem shares of the Target Fund. Generally, these are taxable transactions. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Redemption, Exchange, Transfer and Valuation of Shares

Procedures for the purchase, redemption, exchange, transfer and valuation of the Investor A Shares, Investor C Shares, Institutional Shares and Class K Shares of the Target Fund and the Acquiring Fund are identical. The Acquiring Fund does not offer Class R Shares or Service Shares and none will be issued in the Reorganization. Holders of Class R Shares and/or Service Shares of the Target Fund will receive Investor A Shares of the Acquiring Fund. Purchases, redemptions, exchanges and transfers of shares of the Acquiring Fund may either be made through a Financial Intermediary or directly through BlackRock. See “Comparison of the Funds—Purchase, Redemption, Exchange, Transfer and Valuation of Shares.”

COMPARISON OF THE FUNDS

This section provides a comparison of the Funds. It describes the principal investment risks of investing in each Fund, followed by a description of the fundamental investment restrictions of each Fund. In addition, this section provides comparative performance charts and tables and information regarding management of each of the Funds and each of their investment advisory and administration agreements, as well as information about each Fund’s other service providers. The section also provides a description of each Fund’s distribution and service fees, information about dividends and distributions, procedures for purchase, redemption, exchange, transfer and valuation of shares and market timing policies.

Investment Risks

Comparison of the Target Fund’s and the Acquiring Fund’s Principal Investment Risks

Because of their substantively identical investment objectives and similar investment strategies, the Target Fund and the Acquiring Fund are subject to similar principal investment risks associated with an investment in the relevant Fund. The principal risks of each Fund are set out in the table below.

Target Fund and Acquiring Fund

Risk	Target Fund	Acquiring Fund
Commodities Related Investments Risk	Principal Risk	—
Convertible Securities Risk	Principal Risk	Principal Risk
Depositary Receipts Risk	Principal Risk	Principal Risk
Derivatives Risk	Principal Risk	Non-Principal Risk
Equity Securities Risk	Principal Risk	Principal Risk

Risk	Target Fund	Acquiring Fund
Focus Risk	Principal Risk	Principal Risk
Foreign Securities Risk	Principal Risk	Principal Risk
High Portfolio Turnover Risk	Principal Risk	Non-Principal Risk
Investment Style Risk	Principal Risk	Principal Risk
Leverage Risk	Principal Risk	Non-Principal Risk
Market Risk and Selection Risk	Principal Risk	Principal Risk
Mid Cap Securities Risk	—	Principal Risk
“New Issues” Risk	Principal Risk	—
Preferred Securities Risk	Principal Risk	Principal Risk
Sector Risk	—	Principal Risk
Small Cap Securities Risk	—	Other Risk

Descriptions of the Combined Fund’s Investment Risks

Risk is inherent in all investing. The value of your investment in the Combined Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Combined Fund or your investment may not perform as well as other similar investments. An investment in the Combined Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of certain risks of investing in the Combined Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.

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Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

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Depositary Receipts Risk — Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts.

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Equity Securities Risk — Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

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Focus Risk — Under normal circumstances, the Fund focuses its investments in the securities of a limited number of issuers. This may subject the Fund to greater issuer-specific risk and potential losses than a fund that invests in the securities of a greater number of issuers.

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Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

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Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion. Therefore, this investment style may over time go in and out of favor. At times when the investment style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

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Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

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Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

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Sector Risk — Sector risk is the risk that the Fund’s concentration in the securities of companies in a specific market sector or industry will cause the Fund to be more exposed to the price movements of companies in and developments affecting that sector than a more broadly diversified fund. Because the Fund invests primarily in one sector, there is the risk that the Fund will perform poorly during a downturn in that sector.

In addition to the risks listed above, the Combined Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies, including:

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Borrowing Risk — Borrowing may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

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Cyber Security Risk — Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, distributor, and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers or issuers of securities in which the Fund invests.

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Debt Securities Risk — Debt securities, such as bonds, involve credit risk. Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

•	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Illiquidity Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives may also expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Hedging Risk — When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences noted below.

Tax Risk — The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the IRS.

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over-the-counter (“OTC”) swaps with the Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through 2020. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

Future regulatory developments may impact the Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund itself is regulated. BlackRock cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Risks Specific to Certain Derivatives Used by the Fund

Swaps — Swap agreements, including total return swaps that may be referred to as contracts for difference, are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Swap agreements may also involve the risk that there is an imperfect correlation between the return on the Fund’s obligation to its counterparty and the return on the referenced asset. In addition, swap agreements are subject to market and illiquidity risk, leverage risk and hedging risk.

Futures — Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Options — An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

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Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets may include those in countries considered emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

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Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

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High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

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Illiquid Investments Risk — The Fund’s illiquid investments may reduce the returns of the Fund because it may be difficult to sell the illiquid investments at an advantageous time or price. An investment may be illiquid due to, among other things, the lack of an active trading market. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to the risks associated with illiquid investments. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

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Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies (to the extent not offset by BlackRock through waivers). To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

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Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. As an open-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of instruments. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

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Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

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Rights Risk — The failure to exercise subscription rights to purchase common stock would result in the dilution of the Fund’s interest in the issuing company. The market for such rights is not well developed, and, accordingly, the Fund may not always realize full value on the sale of rights.

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Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

•

Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own.

There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

•

Small Cap Securities Risk — Small cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s investment in a small cap company may lose substantial value. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

The securities of small cap companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap securities requires a longer term view.

•

Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

•

Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Fundamental Investment Restrictions

Target Fund and Acquiring Fund

The Funds have substantially similar fundamental investment restrictions. A complete list of each Fund’s fundamental investment restrictions is located in Appendix I. The Target Master LLC, on behalf of the Target Master Portfolio, and the Acquiring Master Portfolio have adopted investment restrictions identical to those of the Target Fund and the Acquiring Fund, respectively.

Generally, each Fund has fundamental investment restrictions limiting each Fund’s ability to: (i) invest more than 25% or more its assets in any particular industry; (ii) make investments for the purpose of exercising control; (iii) purchase or sell real estate; (iv) make loans; (v) issue senior securities; (vi) borrow money; (vii) underwrite securities; and (viii) purchase or sell commodities.

The Funds have also adopted certain non-fundamental investment restrictions, as listed under Appendix I, which may be changed in connection with the Reorganization by the applicable Board without shareholder approval. Following completion of the Reorganization, the Combined Fund will have the same fundamental and non-fundamental investment restrictions as the Acquiring Fund.

Performance Information

Target Fund

Effective June 12, 2017, the Target Fund changed its name, investment process and investment strategies. Performance for the period prior to June 12, 2017 shown below is based on the investment process and strategies utilized by the Target Fund prior to June 12, 2017 under the name “BlackRock Large Cap Growth Fund.”

The information shows you how the Target Fund’s performance has varied year by year and provides some indication of the risks of investing in the Target Fund. Class K Shares do not have a full calendar year of operations as of the date of this prospectus. As a result, the table gives you a picture of the long-term performance for Institutional Shares of the Fund. The performance of Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares are invested in the same portfolio of securities and performance would differ only to the extent that Institutional Shares and Class K Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares. The table compares the Target Fund’s performance to that of the Russell 1000® Growth Index. To the extent that dividends and distributions have been paid by the Target Fund, the performance information for the Target Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If the BlackRock and its affiliates had not waived or reimbursed certain Target Fund expenses during these periods, the Target Fund’s returns would have been lower. Updated information on the Target Fund’s performance, including its current NAV, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at 800-882-0052.

Investor A Shares

ANNUAL TOTAL RETURNS1

BlackRock Large Cap Focus Growth Fund

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 16.33% (quarter ended March 31, 2012) and the lowest return for a quarter was -19.34% (quarter ended September 30, 2011). The year-to-date return as of September 30, 2019 was 20.58%.

As of 12/31/18 Average Annual Total Returns	1 Year	5 Years	10 Years[1]
Target Fund—Investor A Shares
Return Before Taxes	(2.34)%	9.65%	13.49%
Return After Taxes on Distributions	(9.33)%	5.46%	10.89%
Return After Taxes on Distributions and Sale of Fund Shares	3.91%	7.23%	10.88%
Target Fund—Investor C Shares Return Before Taxes	1.61%	9.96%	13.20%
Target Fund—Institutional Shares Return Before Taxes	3.43%	11.18%	14.45%

1	A portion of the Fund’s total return was attributable to proceeds received in the fiscal period ended September 30, 2009 in a settlement of litigation.

As of 12/31/18 Average Annual Total Returns	1 Year	5 Years	10 Years[1]
Target Fund—Class R Shares Return Before Taxes	2.89%	10.58%	13.79%
Target Fund—Service Shares Return Before Taxes	3.14%	10.85%	14.14%
Russell 1000® Growth Index (Reflects no deduction for fees, expenses or taxes)	(1.51)%	10.40%	15.29%

1	A portion of the Fund’s total return was attributable to proceeds received in the fiscal period ended September 30, 2009 in a settlement of litigation.

Acquiring Fund

The information shows you how the Acquiring Fund’s performance has varied year by year and provides some indication of the risks of investing in the Acquiring Fund. Class K Shares do not have a performance history as of the date of this prospectus. As a result, the table gives you a picture of the long-term performance for Institutional Shares of the Fund. The performance of Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares are invested in the same portfolio of securities and performance would differ only to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of Institutional Shares because Class K Shares have lower expenses than Institutional Shares. The table compares the Acquiring Fund’s performance to that of the Russell 1000® Growth Index. To the extent that dividends and distributions have been paid by the Acquiring Fund, the performance information for the Acquiring Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If the Acquiring Fund’s investment manager and its affiliates had not waived or reimbursed certain Acquiring Fund expenses during these periods, the Acquiring Fund’s returns would have been lower. Updated information on the Acquiring Fund’s performance, including its current net asset value, can be obtained by visiting www.blackrock.com or can be obtained by phone at (800) 882-0052.

Investor A Shares

ANNUAL TOTAL RETURNS1

BlackRock Focus Growth Fund, Inc.

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 17.34% (quarter ended September 30, 2009) and the lowest return for a quarter was -16.91% (quarter ended September 30, 2011). The year-to-date return as of September 30, 2019 was 19.79%.

As of 12/31/18 Average Annual Total Returns	1 Year	5 Years[1]	10 Years[1]
Acquiring Fund—Investor A Shares
Return Before Taxes	(2.33)%	8.71%	13.36%
Return After Taxes on Distributions	(3.32)%	6.94%	11.95%
Return After Taxes on Distributions and Sale of Fund Shares	(0.57)%	6.35%	10.76%
Acquiring Fund—Investor C Shares Return Before Taxes	1.50%	9.10%	13.20%
Acquiring Fund—Institutional Shares Return Before Taxes	3.61%	10.25%	14.44%
Russell 1000® Growth Index (Reflects no deduction for fees, expenses or taxes)	(1.51)%	10.40%	15.29%

1

A portion of the Acquiring Fund’s total return was attributable to proceeds received from a settlement of litigation or a payment from an affiliate to compensate for foregone securities lending revenue.

Target Fund and Acquiring Fund

After-tax returns for each Fund are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only for each Fund, and the after-tax returns for Investor C Shares, Institutional Shares, Class R Shares, Service Shares and Class K Shares for those Funds, if applicable, will vary.

Additional Information

Combined Funds. The Acquiring Fund is deemed to be the “accounting survivor” in connection with the Reorganization. As a result, the Combined Fund will continue the performance history of the Acquiring Fund after the closing of the Reorganization.

Master/Feeder Structure

Neither Fund has its own investment adviser. Instead, each Fund invests all of its assets in a corresponding Master Portfolio, which has an investment objective, strategies and policies identical to those of the applicable Fund. BlackRock serves as investment adviser to each Master Portfolio. Each Master Portfolio may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect a Master Portfolio and, therefore, the corresponding Fund.

Feeder Fund Expenses

Feeder funds, including the Target Fund and the Acquiring Fund, bear their respective master portfolio’s expenses in proportion to the amount of assets each invests in the master portfolio. The feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights

Under the master/feeder structure, the Board retains the right to withdraw the Target Fund’s and the Acquiring Fund’s assets from its corresponding Master Portfolio if it believes doing so is in the best interests of such Fund’s shareholders. If the Board decides to withdraw a Fund’s assets, it would then consider whether such Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Management of the Funds

BlackRock, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, manages each Master Portfolio’s investments and its business operations subject to the oversight of the applicable Board. The same directors comprise each Board. While BlackRock is ultimately responsible for the management of each Master Portfolio, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities.

BlackRock is a wholly owned subsidiary of BlackRock, Inc. BlackRock and its affiliates had approximately $6.842 trillion in investment company and other portfolio assets under management as of June 30, 2019.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

Portfolio Manager

The Target Master Portfolio and the Acquiring Master Portfolio have the same portfolio manager. Following the Reorganization, the Combined Master Portfolio will have the same portfolio manager as the Acquiring Master Portfolio. Information about the portfolio manager of the Master Portfolios is set forth below. Further information regarding the portfolio manager, including other accounts managed, compensation, ownership of Fund shares and possible conflicts of interest, is available in the Target Fund’s SAI and the Acquiring Fund’s SAI.

Target Fund and Acquiring Fund

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Lawrence Kemp	Primarily responsible for the day-to-day management of the Master Portfolio’s portfolio, including setting the Master Portfolio’s overall investment strategy and overseeing the management of the Master Portfolio.	2017 (Target Master Portfolio); 2013 (Acquiring Master Portfolio)	Managing Director of BlackRock, Inc. since 2012; Prior to joining BlackRock, Inc., Mr. Kemp was a Managing Director at UBS Global Asset Management.

Legal Proceedings

On May 27, 2014, certain investors in the BlackRock Global Allocation Fund, Inc. (“Global Allocation”) and the BlackRock Equity Dividend Fund (“Equity Dividend”) filed a consolidated complaint in the United States District Court for the District of New Jersey against BlackRock Advisors, LLC, BlackRock Investment Management, LLC and BlackRock International Limited (collectively, the “Defendants”) under the caption In re BlackRock Mutual Funds Advisory Fee Litigation. In the lawsuit, which purports to be brought derivatively on behalf of Global Allocation and Equity Dividend, the plaintiffs allege that the Defendants violated Section 36(b) of the 1940 Act by receiving allegedly excessive investment advisory fees from Global Allocation and Equity Dividend. On June 13, 2018, the court granted in part and denied in part the Defendants’ motion for summary judgment. On July 25, 2018, the plaintiffs served a pleading that supplemented the time period of their alleged damages to run through the date of trial. The lawsuit seeks, among other things, to recover on behalf of Global Allocation and Equity Dividend all allegedly excessive advisory fees received by the Defendants beginning twelve months preceding the start of the lawsuit with respect to each of Global Allocation and Equity Dividend and ending on the date of judgment, along with purported lost investment returns on those amounts, plus interest. The Defendants believe the claims in the lawsuit are without merit. The trial on the remaining issues was completed on August 29, 2018. On February 8, 2019, the court issued an order dismissing the claims in their entirety. On March 8, 2019, the plaintiffs provided notice that they are appealing both the February 8, 2019 post-trial order and the June  13, 2018 order partially granting Defendants’ motion for summary judgment.

Investment Advisory Agreements

Target Fund

The Target Fund is a “feeder” fund that invests all of its assets in the Target Master Portfolio. Accordingly, the Target Fund does not invest directly in portfolio securities and does not require investment advisory services. All portfolio management occurs at the level of the Target Master Portfolio.

The Target Master LLC, on behalf of the Target Master Portfolio, has entered into an investment management agreement (the “Target Master LLC Management Agreement”) with BlackRock. Pursuant to the Target Master LLC Management Agreement, BlackRock is entitled to fees computed daily and payable monthly. The maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are calculated as follows:

Average Daily Net Assets	Rate of Management Fee
Not exceeding $5 billion	0.50%
In excess of $5 billion	0.45%

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Target Master Portfolio’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through October 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Target Master LLC or by a vote of a majority of the outstanding voting securities of the Target Master Portfolio.

BlackRock has voluntarily agreed to waive its management fees by the amount of investment advisory fees the Target Master Portfolio pays to BlackRock indirectly through its investment in affiliated money market funds (the “Target Master Portfolio affiliated money market fund waiver”).

For the fiscal year ended June 30, 2019, BlackRock received management fees, net of any applicable waivers, at the annual rate of 0.50% of the average daily net assets of the Target Master Portfolio.

A discussion of the basis of the approval of the Target Master LLC Management Agreement described herein by the Target Board and Master Target Board is included in the Target Fund’s annual shareholder report for the fiscal year ended June 30, 2019.

Acquiring Fund

The Acquiring Fund is a “feeder” fund that invests all of its assets in the Acquiring Master Portfolio. Accordingly, the Acquiring Fund does not invest directly in portfolio securities and does not require investment advisory services. All portfolio management occurs at the level of the Acquiring Master Portfolio.

The Acquiring Master Portfolio has entered into a management agreement (the “Acquiring Master Portfolio Management Agreement”) with BlackRock. Under the Acquiring Master Portfolio Management Agreement, BlackRock receives for its services to the Acquiring Master Portfolio a fee at an annual rate of the average daily net assets of the Acquiring Master Portfolio.

Effective October 5, 2017, the annual management fees payable to BlackRock (as a percentage of average daily net assets) are calculated as follows:

Average Daily Net Assets	Rate of Management Fee
Not exceeding $5 billion	0.50%
In excess of $5 billion	0.45%

Prior to October 5, 2017, the annual management fees payable to BlackRock (as a percentage of average daily net assets) were calculated as follows:

Average Daily Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.60%
In excess of $1 billion but not more than $3 billion	0.56%
In excess of $3 billion but not more than $5 billion	0.54%
In excess of $5 billion but not more than $10 billion	0.52%
In excess of $10 billion	0.51%

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Acquiring Master Portfolio’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through December 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Acquiring Master Portfolio or by a vote of a majority of the outstanding voting securities of the Acquiring Master Portfolio.

BlackRock has voluntarily agreed to waive its management fees by the amount of advisory fees the Acquiring Master Portfolio pays to BlackRock indirectly through its investment in affiliated money market funds (the “Acquiring Master Portfolio affiliated money market fund waiver”).

For the fiscal year ended August 31, 2018, BlackRock received a management fee, net of any applicable waivers, at the annual rate of 0.40% of the Acquiring Master Portfolio’s average daily net assets.

A discussion of the basis for the Acquiring Board’s approval of the Acquiring Master Portfolio Management Agreement with BlackRock is included in the Acquiring Fund’s annual shareholder report for the fiscal year ended August 31, 2018.

Combined Fund

BlackRock will manage the Combined Master Portfolio as investment manager, pursuant to the Acquiring Master Portfolio Management Agreement, which will remain in place following the Reorganization. The management fee rate applicable to the Combined Master Portfolio under the Acquiring Master Portfolio Management Agreement will be identical to the current management fee rate applicable to the Acquiring Master Portfolio. In addition, the management fee waivers applicable to the Acquiring Master Portfolio will be retained with respect to the Combined Master Portfolio.

The principal terms of the Target Master LLC Management Agreement and the Acquiring Master Portfolio Management Agreement (each, a “Management Agreement” and together, the “Management Agreements”) are described below.

Terms of the Management Agreements.

The Target Master LLC Management Agreement (entered into on behalf of the Target Master Portfolio) and the Acquiring Master Portfolio Management Agreement are substantially similar and generally provide that, subject to the oversight of their respective Boards, BlackRock will act as investment adviser for and supervise and manage the investment and reinvestment of each Master Portfolio’s assets. Each Management Agreement provides that BlackRock will in connection therewith have complete discretion in purchasing and selling securities and other assets for such Master Portfolio and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of such Master Portfolio, will supervise continuously the investment program of such Master Portfolio and the composition of its investment portfolio, will arrange for the purchase and sale of securities and other assets held in the investment portfolio of such Master Portfolio; and will provide investment research to such Master Portfolio. BlackRock will provide these services in accordance with each Master Portfolio’s investment objectives, policies and restrictions as stated in its registration statement and the resolutions of each Master Portfolio’s Board.

Under the Management Agreements, BlackRock will comply with (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended, and all applicable rules and regulations of the SEC, (ii) any other applicable provision of law and (iii) the provisions of the Target Master LLC or the Acquiring Master Portfolio’s organizational documents, as applicable, as such are amended from time to time. In addition, in each Management Agreement, BlackRock agrees to comply with any policies and determinations of the applicable Board.

Pursuant to the Management Agreements, BlackRock will place orders either directly with the issuer or with any broker or dealer and will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, BlackRock will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. BlackRock will also maintain a policy and practice of conducting its investment advisory services pursuant to each Management Agreement independently of the commercial banking operations of its affiliates. In addition, BlackRock will treat confidentially and as proprietary information of each Master Portfolio all records and other information relative to each Master Portfolio and each Master Portfolio’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties pursuant to the Management Agreements, except after prior notification to and approval in writing by such Master Portfolio, which approval will not be unreasonably withheld and may not be withheld where BlackRock may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by each Master Portfolio.

Under each Management Agreement, with respect to the Target Master LLC or the Acquiring Master Portfolio, as applicable, BlackRock will (i) oversee the maintenance by the custodian and transfer agent and dividend disbursing agent of certain books and records, (ii) maintain (or oversee maintenance by such other persons as approved by the applicable Board) such other books and records required by law or for its proper operation and (iii) will also prepare certain periodic reports for review by its officers.

Each Management Agreement provides that BlackRock may from time to time, in its sole discretion, to the extent permitted by applicable law, appoint one or more sub-advisers including, without limitation, affiliates of BlackRock, to perform investment advisory services with respect to each Master Portfolio.

Under the Management Agreements, BlackRock will not be liable for any error of judgment or mistake of law or for any loss suffered by either Master Portfolio or by BlackRock in connection with the performance of the Management Agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under the Management Agreements. The term “BlackRock” includes any affiliates of BlackRock performing services for either Master Portfolio contemplated under the applicable Management Agreement and partners, directors, officers and employees of BlackRock and of such affiliates.

Each Management Agreement provides that the Target Master LLC or the Acquiring Master Portfolio may, in the discretion of the applicable Board, indemnify BlackRock, and each of BlackRock’s directors, officers, employees, agents, associates and controlling persons and the directors, partners, members, officers, employees and agents thereof (including any individual who serves at BlackRock’s request as director, officer, partner, member, trustee or the like of another entity) (each such person being an “Indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnitee may be or may have been involved as a party or otherwise or with which such Indemnitee may be or may have been threatened, while acting in any capacity set forth in a Management Agreement or thereafter by reason of such Indemnitee having acted in any such capacity, except with respect to any matter as to which such Indemnitee shall have been adjudicated not to have acted in good faith in the reasonable belief that such Indemnitee’s action was in the best interest of the Target Master LLC or the Acquiring Master Portfolio, and furthermore, in the case of any criminal proceeding, so long as such Indemnitee had no reasonable cause to believe that the conduct was unlawful. However, no Indemnitee will be indemnified against any liability to the Target Master LLC, the Target Master Portfolio or the Acquiring Master Portfolio or the respective shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of such Indemnitee’s position (the conduct referred to in such clauses (i) through (iv) being referred to herein as “disabling conduct”). As to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Target Master LLC or the Acquiring Master Portfolio, as applicable, and that such Indemnitee appears to have acted in good faith in the reasonable belief that such Indemnitee’s action was in the best interest of the Target Master LLC or the Acquiring Master Portfolio, as applicable and did not involve disabling conduct by such Indemnitee. In addition, with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of all members of the applicable Board. The Target Master LLC or the Acquiring Master Portfolio, as applicable, may also make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought thereunder if certain conditions are met.

Unless earlier terminated, each Management Agreement will remain in effect from year to year if approved at least annually by (1) a vote of a majority of the Directors of the applicable Master Board who are not parties to the respective agreement or interested persons of any party to such respective agreement, cast in person at a meeting called for the purpose of voting on such approval and (2) by a vote of a majority of the Directors of the applicable Master Board or by a vote of a majority of the outstanding voting securities of the applicable Master Portfolio at the time outstanding and entitled to vote. The Management Agreements may be terminated by the Target Master LLC, on behalf of the Target Master Portfolio, or by the Acquiring Master Portfolio, as applicable, at any time, without the payment of any penalty, upon giving BlackRock 60 days’ notice, provided that such termination will be directed or approved by the vote of a majority of the Directors of the Boards in office at the time or by the vote of the holders of a majority of the voting securities of the Target Master LLC or the Acquiring Master Portfolio, as applicable, at the time outstanding and entitled to vote, or by BlackRock on 60 days’ written notice. Each Management Agreement will also immediately terminate in the event of its assignment. Such notice periods may be waived by BlackRock or the Target Master LLC or the Acquiring Master Portfolio, as applicable.

Administration Agreements

Target Fund

The Target Corporation, on behalf of the Target Fund, has entered into an administration agreement (the “Target Fund Administration Agreement”) with BlackRock as administrator. The Target Fund pays BlackRock an administration fee at the annual rate of 0.12% of the average daily net assets of the Target Fund. Prior to May 24, 2019, the BlackRock was eligible to receive from the Target Fund an administration fee at the annual rate of 0.25% of the average daily net assets of the Target Fund.

BlackRock has contractually agreed to cap net expenses of the Target Fund (excluding: (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Target Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Target Fund’s investments; and (iv) extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Target Fund’s business, if any) of each share class of the Target Fund at the levels shown below and in the Target Fund’s fees and expenses tables in the “Fees and Expenses” section of this Combined Prospectus/Information Statement. Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this Combined Prospectus/Information Statement as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.” To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.

Effective May 24, 2019, with respect to the Target Fund, BlackRock has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.

Class	Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Investor A Shares	0.92%
Investor C Shares	1.67%
Institutional Shares	0.67%
Class R Shares	1.17%
Service Shares	0.92%
Class K Shares	0.62%

[1]

The contractual caps are in effect through October 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Corporation or by a vote of a majority of the outstanding voting securities of the Target Fund.

[2]	As a percentage of average daily net assets.

Prior to May 24, 2019, with respect to the Target Fund, BlackRock had contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.

Class	Contractual Caps on Total Annual Fund Operating Expenses[1] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Investor A Shares	1.13%
Investor C Shares	1.95%
Institutional Shares	0.84%
Class R Shares	1.38%
Service Shares	1.13%
Class K Shares	0.79%

[1]	As a percentage of average daily net assets.

The amount of the contractual waivers and/or reimbursements of fees and expenses made pursuant to the contractual caps on net expenses will be reduced by the amount of the Target Master Portfolio affiliated money market fund waiver.

For the fiscal year ended June 30, 2019, BlackRock received administration fees, net of any applicable waivers, at the annual rate of 0.23% of the average daily net assets of the Target Fund.

Acquiring Fund

The Acquiring Fund has entered into an administration agreement (the “Acquiring Fund Administration Agreement”) with BlackRock as administrator, pursuant to which BlackRock is eligible to receive from the Acquiring Fund an administration fee at the annual rate of 0.12% of the Acquiring Fund’s average daily net assets. Prior to May 24, 2019, BlackRock was eligible to receive from the Acquiring Fund an administration fee at the annual rate of 0.25% of the Acquiring Fund’s average daily net assets.

Between October 5, 2017 and May 24, 2019, BlackRock reduced the sum of the management fee (as a percentage of the average daily net assets of the Acquiring Master Portfolio) and the administration fee (as a percentage of the daily net assets of the Acquiring Fund) by 0.10%. Prior to October 5, 2017, BlackRock reduced the sum of the management fee (as a percentage of the average daily net assets of the Acquiring Master Portfolio) and the administration fee (as a percentage of the daily net assets of the Acquiring Fund) by 0.20%.

BlackRock has agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Acquiring Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Acquiring Fund’s investments; and (iv) extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Acquiring Fund’s business, if any) of each share class of the Acquiring Fund at the levels shown below and in the Acquiring Fund’s fees and expenses tables in the “Fees and Expenses” section of this Combined Prospectus/Information Statement. Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this Combined Prospectus/Information Statement as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.” To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.

Effective May 24, 2019, with respect to the Acquiring Fund, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.

Class	Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Investor A Shares	0.92%
Investor C Shares	1.67%
Institutional Shares	0.67%

[1]

The contractual caps are in effect through December 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Acquiring Fund or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

[2]	As a percentage of average daily net assets.

Prior May 24, 2019, with respect to the Acquiring Fund, BlackRock had contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.

Class	Contractual Caps on Total Annual Fund Operating Expenses[1] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Investor A Shares	1.28%
Investor C Shares	2.03%
Institutional Shares	1.03%

[1]	As a percentage of average daily net assets.

The amount of the contractual waivers and/or reimbursements of fees and expenses made pursuant to the contractual cap on net expenses will be reduced by the amount of the Acquiring Fund affiliated money market fund waiver.

For the fiscal year ended August 31, 2018, BlackRock received a fee, net of any applicable waivers, at the annual rate of 0.25% of the Acquiring Fund’s average daily net assets.

Combined Fund

The Acquiring Fund Administration Agreement will remain in place following the Reorganization and the fee rate of the Combined Fund under the Acquiring Fund Administration Agreement will be identical to the current fee rate applicable to the Acquiring Fund. In addition, the contractual expense caps applicable to the Acquiring Fund will be retained with respect to the Combined Fund as described above.

Other Service Providers

	Target Fund	Acquiring Fund
Distributor	BlackRock Investments, LLC 40 East 52nd Street New York, New York 10022	BlackRock Investments, LLC 40 East 52nd Street New York, New York 10022
Custodian	Brown Brothers Harriman & Co. 40 Water Street Boston, Massachusetts 02109	The Bank of New York Mellon 240 Greenwich Street New York, New York 10286
Transfer Agent	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809
Independent Registered Public Accounting Firm	Deloitte & Touche LLP 200 Berkeley Street Boston, Massachusetts 02116	Deloitte & Touche LLP 200 Berkeley Street Boston, Massachusetts 02116
Accounting Services Provider	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809
Fund Counsel	Sidley Austin LLP 787 Seventh Avenue New York, New York 10019	Sidley Austin LLP 787 Seventh Avenue New York, New York 10019

Combined Fund. Following the closing of the Reorganization, the Acquiring Fund’s current service providers will serve the Combined Fund.

Sales Loads

Investor A Shares — Initial Sales Charge Option

The following table shows the front-end sales charges that you may pay if you buy Investor A Shares of the Acquiring Fund. The offering price for Investor A Shares includes any front-end sales charge. The front-end sales charge expressed as a percentage of the offering price may be higher or lower than the charge described below due to rounding. Similarly, any contingent deferred sales charge paid upon certain redemptions of Investor A Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding. You may qualify for a reduced front-end sales charge. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge. Once you achieve a breakpoint, you pay that sales charge on your entire purchase amount (and not just the portion above the breakpoint). If you select Investor A Shares, you will pay a sales charge at the time of purchase as shown in the following table.

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment[1]	Dealer Compensation as a % of Offering Price
Less than $25,000	5.25%	5.54%	5.00%
$25,000 but less than $50,000	4.75%	4.99%	4.50%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $750,000	2.00%	2.04%	1.75%
$750,000 but less than $1,000,000	1.50%	1.52%	1.25%
$1,000,000 and over[2]	0.00%	0.00%	—[2]
[1]	Rounded to the nearest one-hundredth percent.

[2]

If you invest $1,000,000 or more in Investor A Shares, you will not pay an initial sales charge. In that case, BlackRock compensates the Financial Intermediary from its own resources. However, if you redeem your shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00% of the lesser of the original costs of the shares being redeemed or your redemption proceeds. Such deferred sales charge may be waived in connection with certain fee-based programs.

No initial sales charge applies to Investor A Shares that you buy through reinvestment of Acquiring Fund dividends or capital gains.

Sales Charges Reduced or Eliminated for Investor A Shares

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge (as described above in the “Investor A Shares — Initial Sales Charge Option” section). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: a Letter of Intent, the right of accumulation, the reinstatement privilege (described under “Account Services and Privileges”), or a waiver of the sales charge (described below).

Reductions or eliminations through a Letter of Intent or the right of accumulation will apply to the value of all qualifying holdings in shares of mutual funds sponsored and advised by BlackRock or its affiliates (“BlackRock Funds”) owned by (a) the investor, or (b) the investor’s spouse and any children and a trust, custodial account or fiduciary account for the benefit of any such individuals. For this purpose, the value of an investor’s holdings means the offering price of the newly purchased shares (including any applicable sales charge) plus the current value (including any sales charges paid) of all other shares the investor already holds taken together.

See the “Intermediary-Defined Sales Charge Waiver Policies” section in Appendix III for sales charge reductions and waivers that may be available to customers of certain Financial Intermediaries.

Qualifying Holdings — Investor A and A1, Investor C, C1, C2 and C3, Investor P, Institutional, Class K and Premier Shares (in most BlackRock Funds), investments in certain unlisted closed-end management investment companies sponsored and advised by BlackRock or its affiliates (“Eligible Unlisted BlackRock Closed-End Funds”) and investments in the BlackRock CollegeAdvantage 529 Program.

Qualifying Holdings may include shares held in accounts held at a Financial Intermediary, including personal accounts, certain retirement accounts, UGMA/UTMA accounts, Joint Tenancy accounts, trust accounts and Transfer on Death accounts, as well as shares purchased by a trust of which the investor is a beneficiary. For purposes of the Letter of Intent and right of accumulation, the investor may not combine with the investor’s other holdings shares held in pension, profit sharing or other employer-sponsored retirement plans if those shares are held in the name of a nominee or custodian.

In order to receive a reduced sales charge, at the time an investor purchases shares of the Acquiring Fund, the investor should inform the Financial Intermediary and/or BlackRock Funds of any other shares of the Acquiring Fund or any other BlackRock Fund or Eligible Unlisted BlackRock Closed-End Fund that qualify for a reduced sales charge. Failure by the investor to notify the Financial Intermediary or BlackRock Funds may result in the investor not receiving the sales charge reduction to which the investor is otherwise entitled.

The Financial Intermediary or BlackRock Funds may request documentation — including account statements and records of the original cost of the shares owned by the investor, the investor’s spouse and/or children showing that the investor qualifies for a reduced sales charge. The investor should retain these records because — depending on where an account is held or the type of account — the Acquiring Fund and/or the Financial Intermediary, BlackRock Funds or Eligible Unlisted BlackRock Closed-End Funds may not be able to maintain this information.

For more information, see the Acquiring Fund SAI or contact your Financial Intermediary.

Letter of Intent

An investor may qualify for a reduced front-end sales charge immediately by signing a “Letter of Intent” stating the investor’s intention to make one or more of the following investments within the next 13 months which would, if bought all at once, qualify the investor for a reduced sales charge:

i.	Buy a specified amount of Investor A, Investor C, Investor P, Institutional, Class K and/or Premier Shares,

ii.	Make an investment in one or more Eligible Unlisted BlackRock Closed-End Funds and/or

iii.	Make an investment through the BlackRock CollegeAdvantage 529 Program in one or more BlackRock Funds.

The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Acquiring Fund.

The market value of current holdings in the BlackRock Funds (including Investor A, Investor C, Investor P, Institutional, Class K and Premier Shares, Eligible Unlisted BlackRock Closed-End Funds and the BlackRock CollegeAdvantage 529 Program Class A and Class C Units) as of the date of commencement that are eligible under the Right of Accumulation may be counted towards the sales charge reduction.

The investor must notify the Acquiring Fund of (i) any current holdings in the BlackRock Funds, Eligible Unlisted BlackRock Closed-End Funds and/or the BlackRock CollegeAdvantage 529 Program that should be counted towards the sales charge reduction and (ii) any subsequent purchases that should be counted towards the Letter of Intent.

During the term of the Letter of Intent, the Acquiring Fund will hold Investor A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, the Acquiring Fund will redeem enough of the Investor A Shares held in escrow to pay the difference.

Right of Accumulation

Investors have a “right of accumulation” under which any of the following may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge:

i.	The current value of an investor’s existing Investor A and A1, Investor C, C1, C2 and C3, Investor P, Institutional, Class K and Premier Shares in most BlackRock Funds,

ii.	The current value of an investor’s existing shares of Eligible Unlisted BlackRock Closed-End Funds and

iii.	The investment in the BlackRock CollegeAdvantage 529 Program by the investor or by or on behalf of the investor’s spouse and children.

Financial Intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same Financial Intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares.

Other Front-End Sales Charge Waivers

The following persons may also buy Investor A Shares without paying a sales charge:

•	Certain employer-sponsored retirement plans. For purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs (“Employer-Sponsored Retirement Plans”);

•

Rollovers of current investments through certain employer-sponsored retirement plans provided the shares are transferred to the same BlackRock Fund as either a direct rollover, or subsequent to distribution, the rolled-over proceeds are contributed to a BlackRock IRA through an account directly with the Acquiring Fund; or purchases by IRA programs that are sponsored by Financial Intermediary firms provided the Financial Intermediary firm has entered into a Class A Net Asset Value agreement with respect to such program with the Distributor;

•	Insurance company separate accounts;

•	Registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in the Acquiring Fund;

•	Persons participating in a fee-based program (such as a wrap account) under which they pay advisory fees to a broker-dealer or other financial institution;

•

Financial Intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Acquiring Fund Shares to self-directed investment brokerage accounts that may or may not charge a transaction fee;

•

Persons associated with the Acquiring Fund, the Acquiring Fund’s manager, the Acquiring Fund’s sub-adviser, transfer agent, Distributor, fund accounting agents, Barclays PLC (“Barclays”) and their respective affiliates (to the extent permitted by these firms) including: (a) officers, directors and partners; (b) employees and retirees; (c) employees of firms who have entered into selling agreements to distribute shares of BlackRock Funds; (d) immediate family members of such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (d); and

•	State sponsored 529 college savings plans.

In addition, a sales charge waiver may be available for investors exchanging Investor P Shares of another BlackRock Fund for Investor A Shares of the Acquiring Fund through an intermediary-processed exchange, provided that the investor had previously paid a sales charge with respect to such shares.

In addition, Financial Intermediaries may, in connection with a change in account type or otherwise in accordance with a Financial Intermediary’s policies and procedures, exchange one class of shares for Investor A Shares of the same Fund. In such cases, such exchange would not be subject to an Investor A Shares sales charge. The availability of Investor A Shares sales charge waivers may depend on the policies, procedures and trading platforms of your Financial Intermediary; consult your financial adviser.

See the “Intermediary-Defined Sales Charge Waiver Policies” section in Appendix III for sales charge reductions and waivers that may be available to customers of certain Financial Intermediaries.

Investor A Shares at Net Asset Value

If you invest $1,000,000 or more in Investor A Shares, you will not pay any initial sales charge. However, if you redeem your Investor A Shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. For a discussion on waivers, see “—Contingent Deferred Sales Charge Waivers” below.

If you are eligible to buy both Investor A and Institutional Shares, you should buy Institutional Shares since Investor A Shares are subject to a front-end sales charge and an annual 0.25% service fee, while Institutional Shares are not. The Distributor normally pays the annual Investor A Shares service fee to dealers as a shareholder servicing fee on a monthly basis.

Investor C Shares — Deferred Sales Charge Option

If you select Investor C Shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Investor C Shares within one year after purchase, you may be required to pay a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of shares being redeemed or the proceeds of your redemption. When you redeem Investor C Shares, the redemption order is processed so that the lowest deferred sales charge is charged. Investor C Shares that are not subject to the deferred sales charge are redeemed first. In addition, you will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Acquiring Fund dividends or capital gains. Any CDSC paid on the redemptions of Investor C Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

Effective November 8, 2018 (the “Effective Date”), Investor C Shares will automatically convert to Investor A Shares approximately ten years after the date of purchase. It is the Financial Intermediary’s responsibility to ensure that the shareholder is credited with the proper holding period. As of the Effective Date, certain Financial Intermediaries, including group retirement recordkeeping platforms, may not have been tracking such holding periods and therefore may not be able to process such conversions. In such instances, the automatic conversion of Investor C Shares to Investor A Shares will occur ten years after the Effective Date. The automatic conversion of Investor C Shares to Investor A Shares is not a taxable event for Federal income tax purposes. Please consult your Financial Intermediary for additional information.

See the “Intermediary-Defined Sales Charge Waiver Policies” section in Appendix III for sales charge reductions and waivers that may be available to customers of certain Financial Intermediaries.

You will also pay distribution fees of 0.75% and service fees of 0.25% for Investor C Shares each year. Because these fees are paid out of the Acquiring Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Financial Intermediary who assists you in purchasing Acquiring Fund Shares.

The Distributor currently pays dealers a sales concession of 1.00% of the purchase price of Investor C Shares from its own resources at the time of sale. The Distributor pays the annual Investor C Shares distribution fee and the annual Investor C Shares service fee as an ongoing concession and as a shareholder servicing fee, respectively, to dealers for Investor C Shares held for over a year and normally retains the Investor C Shares distribution fee and service fee during the first year after purchase. For certain employer-sponsored retirement plans, the Distributor will pay the full Investor C Shares distribution fee and service fee to dealers beginning in the first year after purchase in lieu of paying the sales concession. This may depend on the policies, procedures and trading platforms of your Financial Intermediary; consult your financial adviser.

Contingent Deferred Sales Charge Waivers

The deferred sales charge relating to Investor Shares (as defined below) may be reduced or waived in certain circumstances, such as:

•	Redemptions of shares purchased through certain employer-sponsored retirement plans and rollovers of current investments in the Acquiring Fund through such plans;

•	Exchanges pursuant to the exchange privilege, as described in “How to Buy, Sell, Exchange and Transfer Shares — How to Exchange Shares or Transfer Your Account”;

•	Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the age of 70 1/2;

•	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 2, 2006;

•	Redemptions made with respect to certain retirement plans sponsored by the Acquiring Fund, BlackRock or an affiliate;

•

Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent);

•	Withdrawals resulting from shareholder disability (as defined in the Code) as long as the disability arose subsequent to the purchase of the shares;

•	Involuntary redemptions made of shares in accounts with low balances;

•	Certain redemptions made through the Systematic Withdrawal Plan (“SWP”) offered by the Acquiring Fund, BlackRock or an affiliate;

•	Redemptions related to the payment of BNY Mellon Investment Servicing Trust Company custodial IRA fees; and

•	Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Acquiring Fund.

See the “Intermediary-Defined Sales Charge Waiver Policies” section in Appendix III for sales charge reductions and waivers that may be available to customers of certain Financial Intermediaries. More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the Acquiring Fund SAI, which is available on the website or on request.

Institutional Shares

Institutional Shares are not subject to any sales charge. Only certain investors are eligible to buy Institutional Shares. Your Financial Intermediary can help you determine whether you are eligible to buy Institutional Shares. The Acquiring Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Acquiring Fund, meets the minimum investment requirement.

Institutional Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Shares on such brokerage platforms through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Acquiring Fund are available in other share classes that have different fees and expenses.

Class K Shares

Class K Shares are not subject to any sales charge. Only certain investors are eligible to buy Class K Shares. Your Financial Intermediary can help you determine whether you are eligible to buy Class K Shares.

Combined Funds. Effective upon the closing of the Reorganization, the foregoing policies will apply to the Combined Fund.

Distributor; Distribution and Service Fees

BlackRock Investments, LLC (previously defined as “BRIL” or the “Distributor”), 40 East 52nd Street, New York, New York 10022, an affiliate of BlackRock, acts as each Fund’s distributor and will act as distributor for the Combined Fund following the closing of the Reorganization.

Plan Payments

Each of: (i) the Target Corporation, on behalf of the Target Fund, and (ii) the Acquiring Fund has adopted a plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the applicable Fund’s Investor A Shares and Investor C Shares (together, “Investor Shares”), Class R Shares and Service Shares, as applicable, that allows such Fund to pay distribution fees for the sale of its shares and/or shareholder servicing fees for certain services provided to its shareholders.

Under the Plans, Investor C Shares and Class R Shares pay a distribution fee to the Distributor and/or its affiliates, for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution and sales support services and to pay the Distributor and BlackRock and its affiliates for sales support services provided and related expenses incurred in connection with the sale of Investor C Shares and Class R Shares. The distribution fees may also be used to pay Financial Intermediaries for sales support services and related expenses. All Investor C Shares and Class R Shares pay a maximum distribution fee per year that is a percentage of the average daily NAV of the Investor C Shares and Class R Shares of the Fund. Institutional, Investor A, Service and Class K Shares do not pay distribution fees.

Under the Plans, each Fund also pays shareholder servicing fees (also referred to as general shareholder liaison services fees) to Financial Intermediaries for providing support services to their customers who own Investor Shares, Class R Shares or Service Shares of the Fund. The shareholder servicing fee payment is calculated as a percentage of the average daily NAV of Investor Shares, Class R Shares or Service Shares of the Fund. All Investor Shares, Class R Shares or Service Shares pay this shareholder servicing fee. Institutional and Class K Shares do not pay a shareholder servicing fee.

The share classes of each Fund are subject to annual service and/or distribution fees at the following rates, expressed as a percentage of a Fund’s average daily net assets attributable to the share class:

Share Class	Annual Service Fee Rate	Annual Distribution Fee Rate
Investor A	0.25%	None
Investor C	0.25%	0.75%
Institutional	None	None
Class R	0.25%	0.25%
Service	0.25%	None
Class K	None	None

In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Investor Shares, Class R Shares or Service Shares:

•

Answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions or repurchases of shares may be effected and certain other matters pertaining to the customers’ investments;

•	Assisting customers in designating and changing dividend options, account designations and addresses; and

•	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plans are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of the applicable Fund’s shares.

Because the fees paid by a Fund under the applicable Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Investor C Shares and Class R Shares may over time cost investors more than the front-end sales charge on Investor A Shares. For more information on the Plans, including a complete list of services provided thereunder, see the Target Fund SAI and Acquiring Fund SAI.

Other Payments by the Funds

In addition to fees that a Fund may pay to a Financial Intermediary pursuant to the Plan and fees a Fund pays to its transfer agent, BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), BlackRock, on behalf of a Fund, may enter into non-Plan agreements with affiliated and unaffiliated Financial Intermediaries pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency, sub-accounting and/or shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency, sub-accounting and shareholder services described above at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may also compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Funds. These payments would be in addition to the Fund payments described in this Combined Prospectus/Information Statement, the Target Fund Prospectus and the Acquiring Fund Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, may be based on a percentage of the value of shares sold to, or held by, customers of the Financial

Intermediary or may be calculated on another basis. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial and, in some circumstances, may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a Fund to you.

Please contact your Financial Intermediary for details about payments it may receive from the applicable Fund or from BlackRock, the Distributor or their affiliates. For more information, see the Target Fund SAI and Acquiring Fund SAI.

Combined Funds. Following the closing of the Reorganization, the Acquiring Fund’s distribution and service fees will be applied to investors.

Dividends and Distributions

Each Fund will distribute net investment income, if any, and net realized capital gains, if any, at least annually. Each Fund may also pay a special distribution at the end of the calendar year to comply with U.S. federal income tax requirements. Dividends may be reinvested automatically in shares of each Fund at NAV without a sales charge or may be taken in cash.

If you would like to receive dividends in cash, contact your Financial Intermediary or the Acquiring Fund. Although this cannot be predicted with any certainty, the Acquiring Fund anticipates that a significant amount of its dividends, if any, will consist of capital gains. Capital gains may be taxable to you at different rates depending on how long the Acquiring Fund held the assets sold.

Effective upon the closing of the Reorganization, the Acquiring Fund’s dividends and distributions policy will be continued by the Combined Fund. Acquiring Fund Shares received by the Target Fund in the Reorganization will be valued as of the Valuation Time (as defined below), after the declaration and payment of dividends and distributions.

Taxes

Your tax consequences from an investment in the Acquiring Fund will depend on whether you have invested through a qualified tax-exempt plan described in section 401(a) of the Code (a “Qualified Plan”).

Investments through a Qualified Plan

Special tax rules apply to investments made through Qualified Plans. If you are invested through a Qualified Plan (and Fund shares are not “debt-financed property” to the plan), then you will not be subject to U.S. federal income tax on the dividends paid by the Acquiring Fund or the gain realized from a redemption or exchange of Acquiring Fund shares until you withdraw or receive distributions from the plan. Distributions you receive from the Qualified Plan may be subject to U.S. federal withholding tax depending on the kind of payment you receive.

Investments Not Made through a Qualified Plan

If you are not invested through a Qualified Plan, you will pay tax on dividends from the Acquiring Fund whether you receive them in cash or additional shares. If you redeem Acquiring Fund Shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Acquiring Fund distributions derived from qualified dividend income, which consists of dividends received from U.S. corporations and qualifying foreign corporations, and from long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for individuals, depending on whether their income exceeds certain threshold amounts, which are adjusted annually for inflation.

A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, interest, dividends and net gain from investments) of U.S. individuals with income exceeding $200,000, or $250,000 if married filing jointly, and of trusts and estates.

Your dividends and redemption proceeds will be subject to backup withholding tax if you have not provided a taxpayer identification number or social security number or the number you have provided is incorrect.

Special Considerations for Non-U.S. Persons

If you are not invested through a Qualified Plan and you are neither a tax resident nor a citizen of the United States or if you are a foreign entity (other than a pass-through entity to the extent owned by U.S. persons), the Acquiring Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, certain distributions reported by the Acquiring Fund as capital gain dividends, interest-related dividends or short-term capital gain dividends and paid to a foreign shareholder may be eligible for an exemption from U.S. withholding tax.

Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) certain foreign financial institutions and investment funds, and (ii) certain other foreign entities. To avoid withholding, foreign financial institutions and investment funds will generally either need to (a) collect and report to the IRS detailed information identifying their U.S. accounts and U.S. account holders, comply with due diligence procedures for identifying U.S. accounts and withhold tax on certain payments made to noncomplying foreign entities and account holders or (b) if an intergovernmental agreement is entered into and implementing legislation is adopted, comply with the agreement and legislation. Other foreign entities will generally either need to provide detailed information identifying each substantial U.S. owner or certify there are no such owners.

This section summarizes some of the consequences under current federal tax law of an investment in the Acquiring Fund. It is not a substitute for individualized tax advice. Consult your tax adviser about the potential tax consequences of an investment in the Acquiring Fund under all applicable tax laws.

Purchase, Redemption, Exchange and Transfer of Shares

The following discussion describes the policies and procedures related to the purchase, redemption, exchange and transfer of shares of each applicable share class of the Acquiring Fund, which policies and procedures will be the same for the corresponding share class of the Combined Fund, effective upon the closing of the Reorganization.

Availability and Minimum Investment

Investor A Shares and Investor C Shares. Investor A Shares and Investor C Shares of the Acquiring Fund are generally available through Financial Intermediaries. Investor A Shares and Investor C Shares of the Acquiring Fund have a $1,000 minimum initial investment requirement for all accounts, except the minimum initial investment requirement is $50 if the investor is establishing an automatic investment plan. There is no minimum initial investment requirement for employer-sponsored retirement plans (not including Employer-Sponsored Retirement Plans). There is no minimum initial investment requirement for certain fee-based programs. There is a $50 minimum additional investment requirement for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum). The minimums for additional purchases may be waived under certain circumstances. If you establish a new account directly with the Acquiring Fund and do not have a Financial Intermediary associated with your account, you may only invest in Investor A Shares. Applications without a Financial Intermediary that select Investor C Shares will not be accepted. The Acquiring Fund will not accept a purchase order of $500,000 or more for Investor C Shares (may be lower on funds that have set a lower breakpoint for purchasing Investor A Shares without a front-end sales charge). Your Financial Intermediary may set a lower maximum for Investor C Shares.

Institutional Shares. Institutional Shares of the Acquiring Fund are available only to certain investors, which include:

•

Individuals and “Institutional Investors” (as defined below) with a minimum initial investment of $2 million who may purchase shares of the Acquiring Fund through a Financial Intermediary that has entered into an agreement with the Distributor to purchase such shares;

•

Clients of Financial Intermediaries that: (i) charge such clients a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Distributor to offer Institutional Shares through a no-load program or investment platform, in each case, with no minimum initial investment;

•

Clients investing through Financial Intermediaries that have entered into an agreement with the Distributor to offer such shares on a platform that charges a transaction based sales commission outside of the Acquiring Fund, with a minimum initial investment of $1,000;

•

Employer-sponsored retirement plans (not including Employer-Sponsored Retirement Plans), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies, each of which is not subject to any minimum initial investment and may purchase shares of the Acquiring Fund through a Financial Intermediary that has entered into an agreement with the Distributor to purchase such shares;

•

Trust department clients of PNC Bank, National Association and Bank of America, N.A. and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets, who are not subject to any minimum initial investment;

•

Holders of certain Bank of America Corporation (“BofA Corp.”) sponsored unit investment trusts (“UITs”) who reinvest dividends received from such UITs in shares of the Acquiring Fund, who are not subject to any minimum initial investment;

•

Employees, officers and directors/trustees of BlackRock, Inc., BlackRock Funds, BofA Corp., The PNC Financial Services Group, Inc., Barclays or their respective affiliates and immediate family members of such persons, if they open an account directly with BlackRock, who are not subject to any minimum initial investment; and

•

Tax-qualified accounts for insurance agents that are registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Distributor to offer Institutional Shares, and the family members of such persons.

Institutional Shares of the Acquiring Fund have no minimum initial investment requirement for employer-sponsored retirement plans (not including Employer-Sponsored Retirement Plans), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies, each of which may purchase shares of the Acquiring Fund through a Financial Intermediary that has entered into an agreement with the Distributor to purchase such shares. There is also no minimum initial investment requirement for employees, officers and directors/trustees of BlackRock or its affiliates and immediate family members of such persons, if they open an account directly with BlackRock. There is no minimum initial investment requirement for clients of Financial Intermediaries that: (i) charge such clients a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Distributor to offer Institutional Shares through a no-load program or investment platform. There is a $2 million minimum initial investment requirement for individuals and “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, local, city, and state governmental institutions, corporations and insurance company separate accounts who may purchase shares of the Acquiring Fund through a Financial Intermediary that has entered into an agreement with the Distributor to purchase such shares. There is a $1,000 minimum initial investment requirement for clients investing through Financial Intermediaries that offer such shares on a platform that charges a transaction-based sales commission outside of the Acquiring Fund. There is also a $1,000 minimum initial investment requirement for tax-qualified accounts for insurance agents that are registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Distributor to offer Institutional Shares, and the family members of such persons. Institutional Shares do not have a minimum additional investment requirement.

Class K Shares. Class K Shares of the Acquiring Fund are available only to (i) certain employee benefit plans, such as health savings accounts, and certain employer-sponsored retirement plans (not including Employer-Sponsored Retirement Plans), (ii) collective trust funds, investment companies and other pooled investment vehicles, each of which may purchase shares of the Acquiring Fund through a Financial Intermediary that has entered into an agreement with the Distributor to purchase such shares, (iii) “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, banks and bank trusts, local, city, and state governmental institutions, corporations and insurance company separate accounts, each of which may purchase shares of the Acquiring Fund through a Financial Intermediary that has entered into an agreement with the Distributor to purchase such shares, (iv) fee-based advisory platforms of a Financial Intermediary that (a) has specifically acknowledged in a written agreement with the Distributor and/or its affiliate(s) that the Financial Intermediary shall offer such shares to fee-based advisory clients through an omnibus account held at the Acquiring Fund or (b) transacts in the Acquiring Fund’s shares through another intermediary that has executed such an agreement and (v) any other investors who met the eligibility criteria for BlackRock Shares or Class K Shares prior to August 15, 2016 and have continually held Class K Shares of the Acquiring Fund in the same account since August 15, 2016.

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. Institutional Investors are subject to a $5 million minimum initial investment requirement. Other investors, including Employer-Sponsored Retirement Plans, have no minimum initial investment requirement. There is no minimum investment amount for additional purchases.

Class K Shares do not pay any sales charges, distribution or service fees or redemption fees. The Acquiring Fund reserves the right to modify or waive the above-stated policies at any time.

How to Buy, Sell, Exchange and Transfer Shares

The chart on the following pages summarizes how to buy, sell, exchange and transfer Investor A Shares, Investor C Shares, Institutional Shares and Class K Shares of the Acquiring Fund through your Financial Intermediary. If you are not purchasing through an Employer-Sponsored Retirement Plan, you may also buy, sell, exchange and transfer Investor A Shares, Investor C Shares, Institutional Shares and Class K Shares of the Acquiring Fund through BlackRock if your account is held directly with BlackRock. To learn more about buying, selling, exchanging or transferring shares through BlackRock, call (800) 441-7762. Because the selection of a mutual fund involves many considerations, your Financial Intermediary may help you with this decision.

With certain limited exceptions, the Acquiring Fund is generally available only to investors residing in the United States and may not be distributed by a foreign Financial Intermediary. Under this policy, in order to accept new accounts or additional investments (including by way of exchange from another BlackRock Fund) into existing accounts, the Acquiring Fund generally requires that (i) a shareholder that is a natural person be a U.S. citizen or resident alien, in each case residing within the United States or a U.S. territory (including APO/FPO/DPO addresses), and have a valid U.S. taxpayer identification number, and (ii) a Financial Intermediary or a shareholder that is an entity be domiciled in the United States and have a valid U.S. taxpayer identification number or be domiciled in a U.S. territory and have a valid U.S. taxpayer identification number or IRS Form W-8. Any existing account that is updated to reflect a non-U.S. address will also be restricted from making additional investments.

The Acquiring Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Acquiring Fund at any time for any reason. In addition, the Acquiring Fund may waive certain requirements regarding the purchase, sale, exchange or transfer of shares described below.

Under certain circumstances, if no activity occurs in an account within a time period specified by state law, a shareholder’s shares in the Acquiring Fund may be transferred to that state.

How to Buy Shares

	Your Choices	Important Information for You to Know
Initial Purchase	First, select the share class appropriate for you

When you place your initial order, you must indicate which share class you select (if you do not specify a share class and do not qualify to purchase Institutional Shares, you will receive Investor A Shares).

Certain factors, such as the amount of your investment, your time frame for investing, and your financial goals, may affect which share class you choose. Your Financial Intermediary can help you determine which share class is appropriate for you.

Next, determine the amount of your investment

Refer to the minimum initial investment described above under “—Purchase, Redemption, Exchange and Transfer of Shares—Availability and Minimum Investment.” Be sure to note the maximum investment amounts in Investor C Shares.

See “—Purchase, Redemption, Exchange and Transfer of Shares—Availability and Minimum Investment—Institutional Shares” for information on a lower initial investment requirement for certain Fund investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement.

	Have your Financial Intermediary submit your purchase order	The price of your shares is based on the next calculation of the Fund’s NAV after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) will be priced at the NAV determined that day. Certain Financial Intermediaries, however, may require submission of orders prior to that time. Purchase orders placed after that time will be priced at the NAV determined on the next business day.

A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown in the Fund’s “Fees and Expenses” table.

The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Certain Financial Intermediaries may charge a processing fee to confirm a purchase.

	Or contact BlackRock (for accounts held directly with BlackRock)	For investors not purchasing shares through an Employer- Sponsored Retirement Plan, to purchase shares directly from BlackRock, call (800) 441-7762 and request a new account application. Mail the completed application along with a check payable to “BlackRock Funds” to the Transfer Agent at the address on the application.
Add to Your Investment	Purchase additional shares

For Investor A and Investor C Shares, the minimum investment for additional purchases is generally $50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum for additional purchases). The minimums for additional purchases may be waived under certain circumstances. Institutional Shares and Class K Shares have no minimum for additional purchases.

Your Choices	Important Information for You to Know
Have your Financial Intermediary submit your purchase order for additional shares	To purchase additional shares, you may contact your Financial Intermediary or Employer-Sponsored Retirement Plan. For more details on purchasing by Internet see below.
Or contact BlackRock (for accounts held directly with BlackRock)

For investors not purchasing shares through an Employer- Sponsored Retirement Plan:

Purchase by Telephone: Call (800) 441-7762 and speak with one of our representatives. The Fund has the right to reject any telephone request for any reason.

Purchase in Writing (non-Class K Shares only): You may send a written request to BlackRock at the following address: P.O. Box 9819, Providence, Rhode Island 02940-8019.

Purchase by VRU (non-Class K Shares only): Investor Shares may also be purchased by use of the Fund’s automated voice response unit (“VRU”) service at (800) 441-7762.

Purchase by Internet: You may purchase your shares and view activity in your account by logging onto the BlackRock website at www.blackrock.com. Purchases made on the Internet using the Automated Clearing House (“ACH”) will have a trade date that is the day after the purchase is made.

Certain institutional clients’ purchase orders of Institutional Shares or Class K Shares placed by wire prior to the close of business on the NYSE will be priced at the NAV determined that day. Contact your Financial Intermediary or BlackRock for further information. The Fund limits Internet purchases in shares of the Fund to $25,000 per trade. Different maximums may apply to certain institutional investors. For additional information, call BlackRock at (800) 537-4942.

Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates incurred through fraudulent activity.

Acquire additional shares by reinvesting dividends and capital gains	All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call (800) 441-7762 (for investors who are not purchasing shares through an Employer-Sponsored Retirement Plan) or contact your Financial Intermediary (if your account is not held directly with BlackRock).

	Your Choices	Important Information for You to Know
Participate in the AIP

For non-Class K Shares, BlackRock’s AIP allows you to invest a specific amount on a periodic basis from your checking or savings account into your investment account.

Refer to the “Account Services and Privileges” section of the this Combined Prospectus/Information Statement for additional information.

How to Pay for Shares	Making payment for purchases

If you are purchasing shares through an Employer-Sponsored Retirement Plan, payment for an order must be made in Federal funds or other immediately available funds by the time specified by your Financial Intermediary, but in no event later than 4:00 p.m. (Eastern time) on the second business day (in the case of Investor Shares) or the first business day (in the case of Institutional Shares and Class K Shares) following BlackRock’s receipt of the order. If payment is not received by this time, the order will be canceled and you and your Financial Intermediary will be responsible for any loss to the Fund.

For non-Class K Shares purchased directly from the Fund, a check payable to BlackRock Funds which bears the name of the Fund you are purchasing must accompany a completed purchase application. There is a $20 fee for each purchase check that is returned due to insufficient funds. The Fund does not accept third-party checks. You may also wire Federal funds to the Fund to purchase shares, but you must call (800) 441-7762 before doing so to confirm the wiring instructions.

For Class K Shares, if you are not purchasing shares through an Employer-Sponsored Retirement Plan, payment for shares must normally be made in Federal funds or other immediately available funds by the time specified by your Financial Intermediary but in no event later than 4:00 p.m. (Eastern time) on the first business day following the receipt of the order. Payment may also, at the discretion of the Fund, be made in the form of securities that are permissible investments for the respective fund. If payment is not received by this time, the order will be canceled and you and your Financial Intermediary will be responsible for any loss to the Fund.

How to Sell Shares

	Your Choices	Important Information for You to Know
Full or Partial Redemption of Shares	Have your Financial Intermediary submit your sales order

If you purchased shares through an Employer-Sponsored Retirement Plan, you can make redemption requests through your Financial Intermediary in accordance with the procedures applicable to your accounts. These procedures may vary according to the type of account and the Financial Intermediary involved, and customers should consult their Financial Intermediary in this regard. Financial Intermediaries are responsible for transmitting redemption orders and crediting their customers’ accounts with redemption proceeds on a timely basis. Information relating to such redemption services and charges to process a redemption of shares, if any, should be obtained by customers from their Financial Intermediaries.

Your Choices	Important Information for You to Know

If you did not purchase your shares through an Employer- Sponsored Retirement Plan, you can make redemption requests through your Financial Intermediary. Shareholders should indicate whether they are redeeming Investor A, Investor C, Institutional Shares or Class K Shares. The price of your shares is based on the next calculation of the Fund’s NAV after your order is placed. For your redemption request to be priced at the NAV on the day of your request, you must submit your request to your Financial Intermediary prior to that day’s close of business on the NYSE (generally 4:00 p.m. Eastern time). Certain Financial Intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the NAV at the close of business on the next business day.

Regardless of the method the Fund uses to make payment of your redemption proceeds (check, wire or, for non-Class K Shares, ACH), your redemption proceeds typically will be sent one to two business days after your request is submitted, but in any event, within seven days.

Certain Financial Intermediaries may charge a fee to process a redemption of shares.

The Fund may reject an order to sell shares under certain circumstances.

Selling shares held directly with BlackRock

Methods of Redeeming if You Did Not Purchase Your Shares Through an Employer-Sponsored Retirement Plan

Redeem by Telephone: You may redeem Investor Shares held directly with BlackRock by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check or (ii) $250,000 for payments through ACH or wire transfer. Certain redemption requests, such as those in excess of these amounts, must be in writing with a medallion signature guarantee. For Institutional Shares, certain redemption requests may require written instructions with a medallion signature guarantee. You may sell Class K Shares held at BlackRock by telephone request. Call (800) 441-7762 for details.

You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable.

The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find alternative redemption methods below.

Your Choices	Important Information for You to Know

Redeem by VRU: Investor Shares may also be redeemed by use of the Fund’s automated VRU service. Payment for Investor Shares redeemed by the VRU service may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire.

Redeem by Internet: You may redeem in your account by logging onto the BlackRock website at www.blackrock.com. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. Payment for Investor Shares redeemed by Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire. Different maximums may apply to investors in Institutional Shares.

Redeem in Writing: You may sell shares held at BlackRock by writing to BlackRock, P.O. Box 9819, Providence, Rhode Island 02940-8019 or for overnight delivery, 4400 Computer Drive, Westborough, Massachusetts 01581. All shareholders on the account must sign the letter. A medallion signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. Proceeds from redemptions may be sent via check, ACH (for non-Class K Shares) or wire to the bank account of record.

Payment of Redemption Proceeds: Redemption proceeds may be paid by check or, if the Fund has verified banking information on file, through ACH (for non-Class K Shares) or by wire transfer.

Payment by Check: BlackRock will normally mail redemption proceeds within three business days following receipt of a properly completed request, but in any event within seven days. Shares can be redeemed by telephone and the proceeds sent by check to the shareholder at the address on record. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail. You are responsible for any additional charges imposed by your bank for this service.

The Fund reserves the right to reinvest any dividend or distribution amounts (e.g., income dividends or capital gains) which you have elected to receive by check should your check be returned as undeliverable or remain uncashed for more than 6 months. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV next calculated, on the day of the investment. When reinvested, those amounts are subject to the risk of loss like any fund investment. If you elect to receive distributions in cash and a check remains undeliverable or uncashed for more than 6 months, your cash election may also be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution.

Your Choices	Important Information for You to Know

Payment by Wire Transfer: Payment for redeemed shares for which a redemption order is received before 4:00 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Fund’s custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern time) or on a day when the Fund’s custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Fund’s custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund.

If a shareholder has given authorization for expedited redemption, shares can be redeemed by Federal wire transfer to a single previously designated bank account. Shareholders will pay $7.50 for redemption proceeds sent by Federal wire transfer for Investor Shares. No charge for wiring redemption payments with respect to Institutional Shares or Class K Shares is imposed by the Fund. You are responsible for any additional charges imposed by your bank for this service.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the Fund at the address on the back cover of this prospectus.

Payment by ACH (for non-Class K Shares): Redemption proceeds may be sent to the shareholder’s bank account (checking or savings) via ACH. Payment for redeemed shares for which a redemption order is received before 4:00 p.m. (Eastern time) on a business day is normally sent to the redeeming shareholder the next business day, with receipt at the receiving bank within the next two business days (48-72 hours); provided that the Fund’s custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern time) or on a day when the Fund’s custodian is closed is normally sent on the next business day following redemption on which the Fund’s custodian is open for business.

The Fund reserves the right to send redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund. No charge for sending redemption payments via ACH is imposed by the Fund.

***

If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

	Your Choices	Important Information for You to Know
Redemption Proceeds

Under normal circumstances, the Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio or by selling portfolio assets to generate cash. During periods of stressed market conditions, when a significant portion of the Fund’s portfolio may be comprised of less-liquid investments, the Fund may be more likely to limit cash redemptions and may determine to pay redemption proceeds by (i) borrowing under a line of credit it has entered into with a group of lenders, (ii) borrowing from another BlackRock Fund pursuant to an interfund lending program, to the extent permitted by the Fund’s investment policies and restrictions as set forth in the Acquiring Fund SAI, and/or (iii) transferring portfolio securities in-kind to you. The Acquiring Fund SAI includes more information about the Fund’s line of credit and interfund lending program, to the extent applicable.

If the Fund pays redemption proceeds by transferring portfolio securities in-kind to you, you may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of redemption.

How to Exchange Shares or Transfer Your Account

	Your Choices	Important Information for You to Know
Exchange Privilege	Selling shares of one BlackRock Fund to purchase shares of another BlackRock Fund (“exchanging”)

Investor A, Investor C or Institutional Shares of the Fund are generally exchangeable for shares of the same class of another BlackRock Fund, to the extent such shares are offered by your Financial Intermediary.

You can exchange $1,000 or more of Investor A or Investor C Shares from one fund into the same class of another fund which offers that same class of shares (you can exchange less than $1,000 of Investor A or Investor C Shares if you already have an account in the fund into which you are exchanging). Investors who currently own Institutional Shares or Class K Shares of the Fund may make exchanges into Institutional Shares or Class K Shares of other BlackRock Funds except for investors holding shares through certain client accounts at Financial Intermediaries that are omnibus with the Fund and do not meet applicable minimums. There is no required minimum amount with respect to exchanges of Institutional Shares or Class K Shares.

You may only exchange into a share class and fund that are open to new investors or in which you have a current account if the fund is closed to new investors.

Some of the BlackRock Funds impose a different initial or deferred sales charge schedule. The CDSC will continue to be measured from the date of the original purchase. The CDSC schedule applicable to your original purchase will apply to the shares you receive in the exchange and any subsequent exchange.

To exercise the exchange privilege, you may contact your Financial Intermediary. Alternatively, if your account is held directly with BlackRock, you may: (i) call (800) 441-7762 and speak with one of

	Your Choices	Important Information for You to Know

our representatives, (ii) make the exchange via the Internet by accessing your account online at www.blackrock.com, or (iii) send a written request to the Fund at the address on the back cover of this prospectus. Please note, if you indicated on your new account application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling (800) 441-7762. The Fund has the right to reject any telephone request for any reason.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future. The Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See “Short-Term Trading Policy” below. For U.S. federal income tax purposes, a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax adviser or other Financial Intermediary before making an exchange request.

Transfer Shares to Another Financial Intermediary	Transfer to a participating Financial Intermediary

You may transfer your shares of the Fund only to another Financial Intermediary that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.

If your account is held directly with BlackRock, you may call (800) 441-7762 with any questions; otherwise please contact your Financial Intermediary to accomplish the transfer of shares.

Transfer to a non-participating Financial Intermediary

You must either:

•  Transfer your shares to an account with the Fund; or

•  Sell your shares, paying any applicable deferred sales charge.

If your account is held directly with BlackRock, you may call (800) 441-7762 with any questions; otherwise please contact your Financial Intermediary to accomplish the transfer of shares.

Additional Purchase and Redemption Information Applicable to the Fund if You Are Not Purchasing Shares Through an Employer-Sponsored Retirement Plan

If you are not purchasing shares through an Employer-Sponsored Retirement Plan, the Fund may authorize one or more banks, savings and loan associations and other financial institutions (each a “Service Organization”) to accept purchase and redemption orders on its behalf. Such Service Organizations may be authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. If you purchase or redeem shares through a Service Organization or its designee, that entity may have its own deadlines for the receipt of the purchase or redemption order that may be earlier than those stated in the prospectus. The Fund will be deemed to have received a purchase or redemption order when a Service Organization or, if applicable, that Service Organization’s authorized designee, accepts the order. These orders will be priced at the Fund’s NAV per share next calculated after they are so accepted.

Account Services and Privileges

The following table provides examples of account services and privileges available in your BlackRock account with respect to the Acquiring Fund, which account services and privileges will be the same for the Combined Fund effective upon the closing of the Reorganization. Certain of these account services and privileges are only available to shareholders of Investor Shares whose accounts are held directly with BlackRock. If your account is held directly with BlackRock, please call (800) 441-7762 or visit www.blackrock.com for additional information as well as forms and applications. Otherwise, please contact your Financial Intermediary for assistance in requesting one or more of the following services and privileges.

Automatic Investment Plan	Allows systematic investments on a periodic basis from your checking or savings account.	BlackRock’s AIP allows you to invest a specific amount on a periodic basis from your checking or savings account into your investment account. You may apply for this option upon account opening or by completing the AIP application. The minimum investment amount for an automatic investment is $50 per portfolio.
Dividend Allocation Plan	Automatically invests your distributions into another BlackRock Fund of your choice pursuant to your instructions, without any fees or sales charges.	Dividend and capital gains distributions may be reinvested in your account to purchase additional shares or paid in cash. Using the Dividend Allocation Plan, you can direct your distributions to your bank account (checking or savings), to purchase shares of another fund at BlackRock without any fees or sales charges, or by check to a special payee. Please call (800) 441-7762 for details. If investing in another fund at BlackRock, the receiving fund must be open to new purchases.
EZ Trader	Allows an investor to purchase or sell Investor Shares by telephone or over the Internet through ACH.

(NOTE: This option is offered to shareholders whose accounts are held directly with BlackRock. Please speak with your Financial Intermediary if your account is held elsewhere.)

Prior to establishing an EZ Trader account, please contact your bank to confirm that it is a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to the address listed on the form.

Prior to placing a telephone or Internet purchase or sale order, please call (800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Acquiring Fund by telephone or Internet. Proceeds will be sent to your pre-designated bank account.

Systematic Exchange Plan	This feature can be used by investors to systematically exchange money from one fund to up to four other funds.	A minimum of $10,000 in the initial BlackRock Fund is required, and investments in any additional funds must meet minimum initial investment requirements.
Systematic Withdrawal Plan	This feature can be used by investors who want to receive regular distributions from their accounts.

To start an SWP, a shareholder must have a current investment of $10,000 or more in a BlackRock Fund.

Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form, which may be obtained from BlackRock. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends reinvested. Shareholders may change or cancel the SWP at any time, with a minimum of 24 hours’ notice. If a shareholder purchases additional Investor A Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor A or Investor C Shares made through the SWP that do not exceed 12% of the account’s net asset value on an annualized basis. For example, monthly, quarterly, and semi-annual SWP redemptions of Investor A or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor A or Investor C Shares in excess of this limit will still pay any applicable CDSC.

Ask your Financial Intermediary for details.

Reinstatement Privilege

If you redeem Investor A or Institutional Shares and buy new Investor A Shares of the same or another BlackRock Fund (equal to all or a portion of the redemption amount) within 90 days of such redemption, you will not pay a sales charge on the new purchase amount. This right may be exercised within 90 days of the redemption, provided that the Investor A Share class of that fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the net asset value calculated at the close of trading on the day the request is received. To exercise this privilege, the Acquiring Fund must receive written notification from the shareholder of record or the Financial Intermediary of record, at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

Funds’ Rights

The Acquiring Fund may:

•	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the 1940 Act;

•

Postpone the date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the 1940 Act or if a redemption request is made before the Acquiring Fund has collected payment for the purchase of shares;

•	Redeem shares for property other than cash as may be permitted under the 1940 Act; and

•	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, BlackRock has set a minimum balance of $500 in the Acquiring Fund position you hold within your account (the “Fund Minimum”), and may redeem the shares in your account if the NAV of those shares in your account falls below $500 for any reason, including market fluctuation.

You will be notified that the value of your account is less than the Fund Minimum before the Acquiring Fund makes any involuntary redemption. This notification will provide you with a 90 calendar day period to make an additional investment in order to bring the value of your account to at least $500 before the Acquiring

Fund makes an involuntary redemption. This involuntary redemption will not charge any deferred sales charge, and may not apply to accounts of certain employer-sponsored retirement plans (not including IRAs), qualified state tuition plan (529 Plan) accounts, and select fee-based programs at your Financial Intermediary.

The above rights will be the same for the Combined Fund effective upon the closing of the Reorganization.

Participation in Fee-Based Programs

If you participate in certain fee-based programs offered by BlackRock or an affiliate of BlackRock, or by Financial Intermediaries that have agreements with the Distributor or in certain fee-based programs in which BlackRock participates, you may be able to buy Institutional Shares, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances. You generally cannot transfer shares held through a fee-based program into another account. Instead, if you choose to leave the fee-based program, you may have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and service fees. This may be a taxable event and you may pay any applicable sales charges or redemption fee. Please speak to your Financial Intermediary for information about specific policies and procedures applicable to your account.

Generally, upon termination of a fee-based program, the shares may be liquidated, or the shares can be held in an account. In certain instances, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A or Institutional Shares in the program may be eligible to purchase additional shares of the respective share class of the Acquiring Fund, but may be subject to upfront sales charges with respect to Investor A Shares. Additional purchases of Institutional Shares are permitted only if you have an existing position at the time of purchase or are otherwise eligible to purchase Institutional Shares. Please speak to your Financial Intermediary for more information.

Certain Financial Intermediaries may, in connection with a change in account type (for example, due to leaving a fee-based program or upon termination of the fee-based program) or otherwise in accordance with the Financial Intermediary’s policies and procedures, exchange the share class held in the program for another share class of the same fund, provided that the exchanged shares are not subject to a sales charge and the shareholder meets the eligibility requirements of the new share class. Please speak to your Financial Intermediary for information about specific policies and procedures applicable to your account.

Details about the features of each fee-based program and the relevant charges, terms and conditions are included in the client agreement for each fee-based program and are available from your Financial Intermediary. Please speak to your Financial Intermediary for more information.

The above will be applicable to the Combined Fund effective upon the closing of the Reorganization.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and its subsidiaries (collectively, the “Affiliates”)), The PNC Financial Services Group, Inc. (which, through a subsidiary, has a significant economic interest in BlackRock, Inc.) and its subsidiaries (each with The PNC Financial Services Group, Inc., an “Entity” and collectively, the “Entities”), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Acquiring Fund and its shareholders.

BlackRock, its Affiliates and the Entities provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Acquiring Fund. BlackRock, its Affiliates and the Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Acquiring Fund. BlackRock or one or more Affiliates or Entities act or may act as an investor, investment banker, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, market maker, trader, prime broker, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Acquiring Fund may directly or indirectly invest. Thus, it is likely that the Acquiring Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which an Affiliate or an Entity performs or seeks to perform investment banking or other services. Specifically, the Acquiring Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate or an Entity has developed or is trying to develop investment banking relationships or in which an Affiliate or an Entity has significant debt or equity investments or other interests. The Acquiring Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate or an Entity provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Acquiring Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate or an Entity provides or may in the future provide research coverage. An Affiliate or Entity may have business relationships with, and purchase, or distribute or sell services or products from or to, distributors, consultants or others who recommend the Acquiring Fund or who engage in transactions with or for the Acquiring Fund, and may receive compensation for such services. The Acquiring Fund may also make brokerage and other payments to Entities in connection with the Acquiring Fund’s portfolio investment transactions. BlackRock or one or more Affiliates or Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Acquiring Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Acquiring Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Acquiring Fund and BlackRock, to the extent permitted under the Investment Company Act). The trading activities of BlackRock and these Affiliates or Entities are carried out without reference to positions held directly or indirectly by the Acquiring Fund and may result in BlackRock or an Affiliate or an Entity having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Acquiring Fund.

Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Acquiring Fund. As a result, an Affiliate may compete with the Acquiring Fund for appropriate investment opportunities. The results of the Acquiring Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Acquiring Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

In addition, the Acquiring Fund may, from time to time, enter into transactions in which BlackRock or an Affiliate or an Entity or their directors, officers or employees or other clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BlackRock, its Affiliates or Entities may adversely impact the Acquiring Fund. Transactions by one or more clients or BlackRock, its Affiliates or Entities or their directors, officers or employees, may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Acquiring Fund. The Acquiring Fund’s activities may be limited because of regulatory restrictions applicable to BlackRock, one or more Affiliates or Entities and/or their internal policies designed to comply with such restrictions.

Under a securities lending program approved by the Acquiring Master Board, the Acquiring Master Portfolio has retained BlackRock Investment Management, LLC, an Affiliate of BlackRock, to serve as the securities lending agent for the Acquiring Master Portfolio to the extent that the Acquiring Master Portfolio participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Acquiring Master Portfolio, including a fee based on the returns earned on the Acquiring Master Portfolio’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates or Entities may be among the entities to which the Acquiring Master Portfolio may lend its portfolio securities under the securities lending program.

The activities of BlackRock, its Affiliates and Entities and their respective directors, officers or employees, may give rise to other conflicts of interest that could disadvantage the Acquiring Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

The above will be applicable to the Combined Fund effective upon the closing of the Reorganization.

Valuation of Shares

The Target Fund’s valuation policy is identical to the Acquiring Fund’s valuation policy with respect to Investor A Shares, Investor C Shares, Institutional Shares and Class K Shares. The Acquiring Fund does not offer Class R Shares or Service Shares and none will be issued in the Reorganization. Holders of Class R Shares and/or Service Shares of the Target Fund will receive Investor A Shares of the Acquiring Fund. Effective upon the closing of the Reorganization, the Acquiring Fund’s valuation policy described below will be continued by the Combined Fund.

When you buy Acquiring Fund Shares, you pay the NAV, plus any applicable sales charge. This is the offering price. Investor A Shares of the Acquiring Fund are subject to a maximum front-end sales charge of 5.25% as a percentage of offering price. Investor C , Institutional and Class K Shares of the Acquiring Fund do not charge a front-end sales charge. Shares are also redeemed at their NAV, minus any applicable deferred sales charge or redemption fee. The Acquiring Fund calculates the NAV of each class of its shares each day the NYSE is open, generally as of the close of regular trading hours on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. (Eastern time). The NAV used in determining your share price is the next one calculated after your purchase or redemption order is received.

Generally, Class K Shares will have the highest NAV because that class has the lowest expenses. Institutional Shares will have a higher NAV than Investor A Shares and Investor A Shares will have a higher NAV than Investor C Shares. Also, dividends paid on Class K, Investor A and Institutional Shares will generally be higher than dividends paid on Investor C Shares because Class K, Investor A and Institutional Shares have lower expenses.

Equity securities and other instruments for which market quotations are readily available are valued at market value, which is generally determined using the last reported closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. The Acquiring Fund values fixed-income portfolio securities and non-exchange traded derivatives using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Acquiring Fund’s approved independent third-party pricing services, each in accordance with valuation procedures approved by the Acquiring Board. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Acquiring Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. Short-term debt securities with remaining maturities of 60 days or less may be valued on the basis of amortized cost.

Foreign currency exchange rates are generally determined as of the close of business on the NYSE. Foreign securities owned by the Acquiring Fund may trade on weekends or other days when the Acquiring Fund does not price its shares. As a result, the Acquiring Fund’s NAV may change on days when you will not be able to purchase or redeem the Acquiring Fund’s shares.

Generally, trading in foreign securities, U.S. Government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Acquiring Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, the Acquiring Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Acquiring Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset or other liability is thinly traded (e.g., municipal securities, certain small cap and emerging growth companies and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing the Acquiring Fund’s assets or liabilities, that it is likely that the event will cause a material change to the last closing market price of one or more assets or liabilities held by the Acquiring Fund. For instance, significant events may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Acquiring Fund’s net assets. If such event occurs, those instruments may be fair valued. Similarly, foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of the Acquiring Fund’s pricing time.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Acquiring Fund’s NAV.

The Acquiring Fund may accept orders from certain authorized Financial Intermediaries or their designees. The Acquiring Fund will be deemed to receive an order when accepted by the Financial Intermediary or designee and the order will receive the NAV next computed by the Acquiring Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the Financial Intermediary could be held liable for any losses.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other Financial Intermediary, the Fund and BRIL, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or related Financial Intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

Disclosure of Portfolio Holdings

For a discussion of each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Target Fund SAI or the Acquiring Fund SAI, as applicable.

Market Timing Trading Policies and Procedures

The Funds have identical market timing policies. Effective upon the closing of the Reorganization, the Acquiring Fund’s market timing trading policies and procedures described below will be continued by the Combined Fund.

The Acquiring Board has determined that the interests of long-term shareholders and the Acquiring Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Acquiring Fund are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of the Acquiring Fund and its returns to shareholders. For example, large flows of cash into and out of the Acquiring Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Acquiring Fund’s investment objective. Frequent trading may cause the Acquiring Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the Acquiring Fund’s performance.

A fund’s investment in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund’s portfolio securities and the determination of the fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Acquiring Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Comparison of the Funds—Valuation of Shares” above.

The Acquiring Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Acquiring Fund Shares that it determines may be detrimental to the Acquiring Fund or long-term shareholders. The Acquiring Board has approved the policies discussed below to seek to deter market timing activity. The Acquiring Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Acquiring Fund Shares because certain legitimate strategies will not result in harm to the Acquiring Fund or its shareholders.

If as a result of its own investigation, information provided by a Financial Intermediary or other third party, or otherwise, the Acquiring Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Acquiring Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Acquiring Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with the Acquiring Fund, the Acquiring Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same Financial Intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Acquiring Fund. Certain accounts, such as omnibus accounts and accounts at Financial Intermediaries, however, include multiple investors and such accounts typically provide the Acquiring Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Acquiring Fund. While the Acquiring Fund monitors for market timing activity, the Acquiring Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Acquiring Fund. The Distributor has entered into agreements with respect to Financial Intermediaries that maintain omnibus accounts with the Acquiring Fund or Transfer Agent pursuant to which such Financial Intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Acquiring Fund’s shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a Financial Intermediary is determined by the Acquiring Fund to be engaged in market timing or other improper trading activity, the Distributor may terminate such Financial Intermediary’s agreement with the Distributor, suspend such Financial Intermediary’s trading privileges or take other appropriate actions.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Acquiring Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to the Acquiring Fund or long-term shareholders.

FINANCIAL HIGHLIGHTS

The financial highlights tables for the Investor A, Investor C and Institutional Shares of the Acquiring Fund that are contained in the Acquiring Fund Prospectus have been derived from the financial statements audited (except for the period ended February 28, 2019, which is unaudited) by Deloitte & Touche LLP. Financial highlights tables are not available for Class K Shares of the Acquiring Fund since no Class K Shares of the Acquiring Fund were outstanding as of February 28, 2019. Financial highlights tables for the share classes of the Target Fund may be found in the Target Fund Prospectus and annual report and semi-annual report, which are available without charge by calling (800) 441-7762 and are incorporated herein by reference.

	BlackRock Focus Growth Fund, Inc.
	Institutional
	Six Months Ended 02/28/19 (unaudited)		Year Ended August 31,
(For a share outstanding throughout each period)			2018	2017	2016	2015	2014
Net asset value, beginning of period	$4.97		$4.01	$3.29	$3.23	$3.42	$3.22

Net investment income (loss)(a)	(0.01)		(0.02)	(0.01)	(0.01)	(0.02)	0.00	(b)
Net realized and unrealized gain (loss)	(0.17)		1.15	0.73	0.22	0.36	0.79

Net increase (decrease) from investment operations	(0.18)		1.13	0.72	0.21	0.34	0.79

Distributions from net realized gain(c)	(0.18)		(0.17)	—	(0.15)	(0.53)	(0.59)

Net asset value, end of period	$4.61		$4.97	$4.01	$3.29	$3.23	$3.42

Total Return(d)
Based on net asset value	(3.42	)%(e)	29.10%	21.88%	6.59%	11.15%	26.17	%(f)

Ratios to Average Net Assets(g)(h)
Total expenses	0.91	%(i)	0.93%	1.07%	1.06%	1.14%	1.10%

Total expenses after fees waived and/or reimbursed	0.91	%(i)	0.93%	1.03%	1.03%	1.09%	1.10%

Net investment income (loss)	(0.39	)%(i)	(0.34)%	(0.39)%	(0.43)%	(0.53)%	0.05%

Supplemental Data
Net assets, end of period (000)	$70,555		$67,688	$37,304	$22,415	$19,868	$14,733

Portfolio turnover rate of the Master LLC	27%		51%	63%	112%	94%	130%

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005 per share.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Aggregate total return.

(f)

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 25.43%.

(g)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income (loss).

(h)	Includes the Fund’s share of the Master LLC’s allocated fees waived as follows:

	Six Months Ended 02/28/19 (unaudited)	Year Ended August 31,
		2018	2017	2016	2015	2014
Fees waived	0.10%	0.11%	0.20%	0.20%	0.20%	0.20%

(i)	Annualized.

Financial Highlights (continued)

	BlackRock Focus Growth Fund, Inc.
	Investor A
	Six Months Ended 02/28/19 (unaudited)		Year Ended August 31,
(For a share outstanding throughout each period)			2018	2017	2016	2015	2014
Net asset value, beginning of period	$4.59		$3.73	$3.07	$3.03	$3.23	$3.07

Net investment loss(a)	(0.01)		(0.03)	(0.02)	(0.02)	(0.03)	(0.01)
Net realized and unrealized gain (loss)	(0.15)		1.06	0.68	0.20	0.35	0.74

Net increase (decrease) from investment operations	(0.16)		1.03	0.66	0.18	0.32	0.73

Distributions from net realized gain(b)	(0.18)		(0.17)	—	(0.14)	(0.52)	(0.57)

Net asset value, end of period	$4.25		$4.59	$3.73	$3.07	$3.03	$3.23

Total Return(c)
Based on net asset value	(3.27	)%(d)	28.59%	21.50%	6.11%	11.10%	25.43	%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	1.21	%(h)	1.27%	1.40%	1.40%	1.50%	1.49%

Total expenses after fees waived and/or reimbursed	1.21	%(h)	1.26%	1.28%	1.28%	1.43%	1.49%

Net investment loss	(0.69	)%(h)	(0.67)%	(0.66)%	(0.68)%	(0.87)%	(0.35)%

Supplemental Data
Net assets, end of period (000)	$96,416		$90,524	$62,940	$52,744	$40,206	$36,446

Portfolio turnover rate of the Master LLC	27%		51%	63%	112%	94%	130%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d)	Aggregate total return.

(e)

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 24.65%.

(f)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment loss.

(g)	Includes the Fund’s share of the Master LLC’s allocated fees waived as follows:

	Six Months Ended 02/28/19 (unaudited)	Year Ended August 31,
		2018	2017	2016	2015	2014
Fees waived	0.10%	0.11%	0.20%	0.20%	0.20%	0.20%

(h)	Annualized.

Financial Highlights (concluded)

	BlackRock Focus Growth Fund, Inc.
	Investor C
	Six Months Ended 02/28/19 (unaudited)		Year Ended August 31,
(For a share outstanding throughout each period)			2018	2017	2016	2015	2014
Net asset value, beginning of period	$3.77		$3.11	$2.58	$2.57	$2.83	$2.74

Net investment loss(a)	(0.02)		(0.05)	(0.04)	(0.04)	(0.04)	(0.03)
Net realized and unrealized gain (loss)	(0.13)		0.88	0.57	0.18	0.29	0.67

Net increase (decrease) from investment operations	(0.15)		0.83	0.53	0.14	0.25	0.64

Distributions from net realized gain(b)	(0.18)		(0.17)	—	(0.13)	(0.51)	(0.55)

Net asset value, end of period	$3.44		$3.77	$3.11	$2.58	$2.57	$2.83

Total Return(c)
Based on net asset value	(3.73	)%(d)	27.81%	20.54%	5.44%	9.87%	24.76	%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	1.95	%(h)	1.97%	2.17%	2.16%	2.25%	2.24%

Total expenses after fees waived and/or reimbursed	1.95	%(h)	1.96%	2.03%	2.03%	2.18%	2.24%

Net investment loss	(1.44	)%(h)	(1.38)%	(1.42)%	(1.43)%	(1.62)%	(1.09)%

Supplemental Data
Net assets, end of period (000)	$26,342		$29,828	$22,295	$29,099	$26,453	$24,113

Portfolio turnover rate of the Master LLC	27%		51%	63%	112%	94%	130%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d)	Aggregate total return.

(e)

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 23.88%.

(f)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

(g)	Includes the Fund’s share of the Master LLC’s allocated fees waived as follows:

	Six Months Ended 02/28/19 (unaudited)	Year Ended August 31,
		2018	2017	2016	2015	2014
Fees waived	0.10%	0.11%	0.20%	0.20%	0.20%	0.20%

(h)	Annualized.

INFORMATION ABOUT THE REORGANIZATION

The following summary of the Reorganization Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Appendix II—“Form of Agreement and Plan of Reorganization” and is incorporated herein by reference.

General

Under the Reorganization Agreement, the Reorganization will consist of (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Target Fund Stated Liabilities (as defined in the Reorganization Agreement) and newly-issued shares of the Acquiring Fund (“Acquiring Fund Shares”) having an aggregate NAV equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Target Fund Stated Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in the Reorganization Agreement), of the Acquiring Fund Shares to the shareholders of the Target Fund; (iii) the redemption by the Target Fund of all of its outstanding shares for no consideration; and (iv) the termination, dissolution and complete liquidation of the Target Fund as a series of the Target Corporation. No assets other than Acquiring Fund Shares will be distributed to the Target Fund shareholders. The Acquiring Fund Shares issued to the Target Fund will have an aggregate NAV equal to the aggregate NAV of the Target Fund’s shares outstanding as of the close of trading on the NYSE on the business day immediately prior to the Closing Date of the Reorganization (the “Valuation Time”). Such NAV will be determined in accordance with the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the Target Fund and the Acquiring Fund. In addition, prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income, net tax-exempt income and net realized capital gains will be taxable to shareholders in non-tax qualified accounts.

The Target Fund expects to distribute its Acquiring Fund Shares to the shareholders of the Target Fund promptly after the Closing Date. The distribution of Acquiring Fund Shares to the Target Fund’s shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Target Fund’s shareholders and transferring to those shareholder accounts the shares of the Acquiring Fund. Such newly-opened accounts on the books of the Acquiring Fund will represent the pro rata number of shares that the Target Fund is to receive under the terms of the Reorganization Agreement.

Upon distribution of such shares, all outstanding shares of the Target Fund will be redeemed as soon as practicable after the Closing Date in accordance with applicable state law and organizational documents of the Target Fund. Thereafter, the Target Fund will be abolished as a series of the Target Corporation under Maryland state law.

As a result of the Reorganization, each Target Fund shareholder will receive shares of the Acquiring Fund, as indicated in the table below. A Target Fund shareholder will receive shares of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund that the shareholder owned immediately prior to the Reorganization.

If you own the following Target Fund Shares:	You will receive the following Acquiring Fund Shares:
Investor A	Investor A
Investor C	Investor C
Institutional	Institutional
Class R	Investor A
Service	Investor A
Class K	Class K

Shareholders who hold Class R and Service Shares of the Target Fund will receive Investor A Shares of the Acquiring Fund because the Acquiring Fund does not presently offer Class R and Service Shares.

No sales charge or fee of any kind will be assessed to Target Fund shareholders in connection with their receipt of shares of the Acquiring Fund in the Reorganization.

Each Fund has made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, the obligations of the Acquiring Fund and the Target Fund, respectively, are conditioned upon, among other things:

•	the approval of the Reorganization Agreement, which provides for the Reorganization, by each Board;

•	the reorganization of the Target Master Portfolio into the Acquiring Master Portfolio shall be completed;

•	the SEC shall not have instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by the Reorganization Agreement under Section 25(c) of the 1940 Act;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•

the truth in all material respects as of the Closing Date of the representations and warranties of the Funds and performance and compliance in all material respects with the Funds’ agreements, obligations and covenants required by the Reorganization Agreement;

•

the effectiveness under applicable law of the registration statement of which this Combined Prospectus/Information Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

•	the declaration of a dividend by the Target Fund to distribute all of its undistributed net investment income and net capital gains; and

•	the receipt of an opinion of counsel relating to, among other things, the tax-free nature of the Reorganization for U.S. federal income tax purposes.

The Reorganization Agreement may be terminated or amended by the mutual consent of the Funds.

Each Board, including all of the Independent Board Members, believe the Reorganization is in the best interests of the applicable Fund (as described more fully in “Reasons for the Reorganization” below) and that the interests of existing shareholders of such Fund will not be diluted as a result of consummation of the Reorganization.

Reasons for the Reorganization

The factors considered by the Boards with regard to the Reorganization include, but are not limited to, the following:

•	the shareholders of the Target Fund will remain invested in a diversified, open-end fund that has greater net assets;

•

the investment objectives, principal investment strategies and risks of the Target Fund and the Acquiring Fund are substantively identical or similar, although there may be some differences. Each Board considered the principal differences in the investment strategies and risks between the Target Fund and the Acquiring Fund. See “Summary—Investment Objectives, Investment Processes, Principal Investment Strategies and Other Strategies”;

•

assuming the Reorganization had occurred on February 28, 2019, the Combined Fund would have (A) total annual fund operating expenses for each of its share classes to be issued in the Reorganization that are estimated to be the same as or lower than those of each of the corresponding share classes of the applicable Target Fund prior to such Reorganization and (B) net annual fund operating expenses for each of its share classes to be issued in the Reorganization that are estimated to be the same as or lower than those of each of the corresponding share classes of the Target Fund prior to the Reorganization, after giving effect to all applicable contractual fee and expense waivers and/or reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through December 31, 2021, as of February 28, 2019;

•

the Combined Fund is expected to achieve certain operating efficiencies from its larger net asset size and the potential for further reduced expense ratios by sharing certain costs over a larger asset base;

•

that, based on a pro-forma peer expense group for the Combined Fund provided by Broadridge Financial Solutions, the estimated total expense ratio, contractual investment management fee rate and actual investment management fee rate are each expected to be in the first quartile;

•	the contractual and effective management fee rates for the Combined Fund are expected to be the same as the contractual and effective management fee rates for the Target Fund;

•

the net annual fund operating expenses for the share classes of the Combined Fund to be issued in each Reorganization are expected to be the same as or lower than those of the corresponding share classes of the Acquiring Fund;

•

the same portfolio manager (as described in “Comparison of the Funds—Management of the Funds”) that currently manages the Target Fund is expected to manage the Combined Fund following the closing of the Reorganization;

•	the relative performance histories of each Fund. See “Comparison of the Funds—Performance Information”;

•

the shareholders of the Target Fund will not pay any sales charges in connection with the Reorganization. Shareholders of the Target Fund will receive shares of the Acquiring Fund, as indicated below in “Information about the Reorganization—General”;

•

there is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes as a result of the Reorganization or the Master Reorganization, because both the Reorganization and the Master Reorganization are expected to be tax-free transactions for U.S. federal income tax purposes. Prior to the Reorganization, however, the Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income, net tax-exempt income and net realized capital gains will be taxable to shareholders in non-tax qualified accounts;

•

the Target Fund and the Acquiring Fund use the same methodology for valuing their assets, each shareholder of the Target Fund will receive shares of the same class of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the shares of the same class such shareholder of the Target Fund owns immediately prior to the Reorganization, and the interests of the shareholders of the Target Fund will not be diluted as a result of the Reorganization; and

•

BlackRock or its affiliates will pay, directly or through waivers, each Fund’s portion of the expenses incurred in connection with the Reorganization (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Information Statement), which are estimated to be approximately $75,000 with respect to the Acquiring Fund and $75,000 with respect to the Target Fund. The total estimated expenses of the Reorganization are estimated to be approximately $150,000. The foregoing estimated expenses will be borne by BlackRock or its affiliates directly or through waivers regardless of whether the Reorganization is consummated.

For these and other reasons, each Board, including all of the Independent Board Members, unanimously approved the Reorganization Agreement. Each Board determined that, based on an assumption that all of the facts and circumstances existing at the time of closing of the Reorganization are not materially different from those presented to the Boards at the Approval Meeting, the Reorganization is in the best interests of such Fund and that the interests of such Fund’s shareholders will not be diluted as a result of the Reorganization. Each Board’s determinations were based on a comprehensive evaluation of the information provided to it. During the review, no Board identified any particular information or consideration that was all-important or controlling.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons that hold shares of the Target Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to shareholders that are subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to the closing of the Reorganization that each of the Target Corporation, on behalf of the Target Fund, and the Acquiring Fund will receive an opinion from Sidley Austin LLP, tax counsel to the Funds, dated as of the Closing Date, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for U.S. federal income tax purposes:

•

(i) The transfer of substantially all of the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities followed by the distribution of Acquiring Fund Shares to the Target Fund shareholders and (ii) the mandatory redemption of all of the outstanding shares of the Target Fund followed by the termination, dissolution and complete liquidation of the Target Fund, all pursuant to the Reorganization Agreement, will be a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities;

•

No gain or loss will be recognized by the Target Fund upon the transfer of the assets of the Target Fund to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities or upon the distribution of Acquiring Fund Shares to the Target Fund shareholders followed by the mandatory redemption and complete liquidation of the Target Fund, except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

•	No gain or loss will be recognized by the Target Fund shareholders upon the redemption of their Target Fund shares and receipt of Acquiring Fund Shares pursuant to the Reorganization;

•

The aggregate tax basis of Acquiring Fund Shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder;

•

The holding period of Acquiring Fund Shares to be received by each Target Fund shareholder pursuant to the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

•

The tax basis of the assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Target Fund immediately before the Reorganization, except for certain adjustments that may be required to be made solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund; and

•

The holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund, except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

The opinion of Sidley Austin LLP relating to the Reorganization will be based on U.S. federal income tax law in effect on the Closing Date. In rendering the opinion, Sidley Austin LLP will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. The Acquiring Fund and the Target Fund agreed in the Reorganization Agreement to treat the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund followed by the redemption of the Target Fund shares and the liquidation of the Target Fund as an exchange of the Target Fund shares in return for the Acquiring Fund Shares in liquidation of the Target Fund. The opinion will not express an opinion on the tax effects to the Target Fund or the Acquiring Fund of marking to market certain categories of assets as of the closing of the taxable year of the Target Fund at the time of the Reorganization or as a result of the transfer of certain types of assets. An opinion of counsel is not binding on the IRS or any court.

Additionally, the Master Reorganization is expected to qualify as a tax-free transaction under the Code. In general, if the Master Reorganization so qualifies, the Target Master Portfolio and the Acquiring Master Portfolio will not recognize gain or loss for U.S. federal income tax purposes from the transactions contemplated by the Master Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the deemed transfer of certain assets). As a condition to the closing of the Master Reorganization, the Target Master LLC, on behalf of the Target Master Portfolio, and the Acquiring Master Portfolio, will receive an opinion from Sidley Austin LLP to the effect that the Master Reorganization will not result in any taxable gain or loss to the Target Master Portfolio under the Code.

The Combined Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund and its shareholders.

Prior to the Closing Date, the Target Fund will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net realized capital gains, if any, through the Closing Date (after reduction for any capital loss carryforward).

A portion of the assets held by the Target Fund may be sold in connection with the Reorganization, if needed for purposes of the Target Fund’s distribution mentioned in the previous paragraph, and a portion of such assets may be required to be marked to market as a result of the termination of the Target Fund’s taxable year or as a result of the transfer of some of the assets in the Reorganization. The tax impact of any such sales (or deemed sales) will depend on the difference between the price at which such assets are sold (or deemed sold) and the Target Fund’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the Target Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to shareholders of the Target Fund.

Shareholders of the Target Fund may redeem their shares at any time prior to the closing of the Reorganization. Generally, these are taxable transactions. Shareholders must consult with their own tax advisers on the U.S. federal income tax consequences of any such redemption, as well as the effects of state, local and non-U.S. tax laws.

Expenses of the Reorganization

BlackRock or its affiliates will pay, directly or through waivers, each Fund’s portion of the expenses incurred in connection with the Reorganization (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Information Statement), which are estimated to be approximately $75,000 with respect to the Acquiring Fund and $75,000 with respect to the Target Fund. The total estimated expenses of the Reorganization are estimated to be approximately $150,000. The foregoing estimated expenses will be borne by BlackRock or its affiliates directly or through waivers regardless of whether the Reorganization is consummated.

The expenses of the Reorganization include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Boards, costs incurred in connection with attending the Board meetings and preparing the minutes of the Board meetings, obtaining an opinion of counsel as to certain tax matters, the preparation of the Reorganization Agreement and the N-14 registration statement, fees of the SEC and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Information Statement and any other materials to be used in connection with the Board meetings, and any other legal and auditing fees in connection with the foregoing.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganization, the Acquiring Fund will establish a position for the corresponding Target Fund shareholder on the books of the Acquiring Fund containing the appropriate number of shares of the Acquiring Fund to be received in the Reorganization. No certificates for shares of the Acquiring Fund will be issued in connection with the Reorganization.

Legal Matters

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization will be passed on by Sidley Austin LLP, counsel to the Funds. Certain legal matters of Maryland law concerning the issuance of shares of the Acquiring Fund will be passed on by Miles & Stockbridge P.C., which serves as Maryland counsel to the Acquiring Fund.

OTHER INFORMATION

Capitalization

The following tables set forth as of February 28, 2019: (i) the unaudited capitalization of Investor A, Investor C, Institutional, Class R, Service and Class K Shares, as applicable, of the Target Fund; (ii) the unaudited capitalization of Investor A, Investor C, Institutional and Class K Shares, as applicable, of the Acquiring Fund; and (iii) the unaudited pro forma combined capitalization of Investor A, Investor C, Institutional and Class K Shares, as applicable, of the Combined Fund assuming the Reorganization has been completed. As of February 28, 2019, the net assets of (i) the Target Fund were $853,753,731 and (ii) the Acquiring Fund were $193,313,146. As of February 28, 2019, the net assets of the Combined Fund would have been $1,045,898,688 on a pro forma basis. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

	Investor A, Class R and Service Shares
	Target Fund Investor A Shares (as of February 28, 2019)	Target Fund Class R Shares (as of February 28, 2019)	Target Fund Service Shares (as of February 28, 2019)	Acquiring Fund Investor A Shares (as of February 28, 2019)	Pro Forma Adjustments to Acquiring Fund Investor A Shares[1]	Combined Fund Pro Forma Investor A Shares[2]
Net Assets	$453,917,254	$23,748,455	$2,825,667	$96,416,377	$(657,455)	$576,250,298
Shares Outstanding	39,787,799	2,345,332	228,891	22,711,578	70,666,343	135,739,943
NAV per Share	$11.41	$10.13	$12.35	$4.25		$4.25

	Investor C Shares
	Target Fund Investor C Shares (as of February 28, 2019)	Acquiring Fund Investor C Shares (as of February 28, 2019)	Pro Forma Adjustments to Acquiring Fund Investor C Shares[1]	Combined Fund Pro Forma Investor C Shares[2]
Net Assets	$101,723,326	$26,341,671	$(139,188)	$127,925,809
Shares Outstanding	12,128,202	7,655,454	17,394,328	37,177,984
NAV per Share	$8.39	$3.44		$3.44

	Institutional Shares
	Target Fund Institutional Shares (as of February 28, 2019)	Acquiring Fund Institutional Shares (as of February 28, 2019)	Pro Forma Adjustments to Acquiring Fund Institutional Shares[1]	Combined Fund Pro Forma Institutional Shares[2]
Net Assets	$255,895,660	$70,555,098	$(350,141)	$326,100,617
Shares Outstanding	20,570,088	15,301,031	34,849,144	70,720,263
NAV per Share	$12.44	$4.61		$4.61

	Class K Shares
	Target Fund Class K Shares (as of February 28, 2019)	Acquiring Fund Class K Shares (as of February 28, 2019)[3]	Pro Forma Adjustments to Acquiring Fund Class K Shares[1]	Combined Fund Pro Forma Class K Shares[2]
Net Assets	$15,643,369	$—	$(21,405)	$15,621,964
Shares Outstanding	1,257,394	—	2,130,487	3,387,881
NAV per Share	$12.44	$4.61		$4.61

[1]	Adjusted for an estimated income distribution of $1,168,189.

[2]	Assumes the Reorganization had taken place on February 28, 2019.

[3]	Class K Shares of the Acquiring Fund had not commenced operations as of February 28, 2019. The NAV per share of Class K Shares shown is that of Institutional Shares as of February 28, 2019.

Shareholder Information

As of October 2, 2019, the Directors and officers of the Target Corporation as a group owned less than 1% of the shares of the Target Fund. As of October 1, 2019 no person was known by the Target Fund to own beneficially or of record 5% or more of any class of shares of the Target Fund, except as follows:

Name	Address	%	Class
Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 East Deer Lake Drive, 3rd Floor Jacksonville, FL 32246-6484	51.13%	Investor A Shares

Edward D. Jones & Co.	12555 Manchester Road St. Louis, MO 63131-3710	9.63%	Investor A Shares

National Financial Services LLC	499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-2010	7.74%	Investor A Shares

Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 East Deer Lake Drive, 3rd Floor Jacksonville, FL 32246-6484	47.96%	Investor C Shares

Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	6.47%	Investor C Shares

Name	Address	%	Class
Raymond James	880 Carillon Parkway Saint Petersburg, FL 33716-1102	5.15%	Investor C Shares

Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 East Deer Lake Drive, 3rd Floor Jacksonville, FL 32246-6484	37.51%	Institutional Shares

American Enterprise Investment Services, Inc.	707 2nd Avenue South Minneapolis, MN 55402-2405	15.55%	Institutional Shares

National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	11.26%	Institutional Shares

LPL Financial	4707 Executive Drive San Diego, CA 92121-3091	10.79%	Institutional Shares

Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	6.38%	Institutional Shares

Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 East Deer Lake Drive, 3rd Floor Jacksonville, FL 32246-6484	49.03%	Class R Shares

Ascensus Trust Company	301 Bellevue Parkway Wilmington, DE 19809	5.41%	Class R Shares

National Financial Services LLC	499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-2010	24.57%	Service Shares

Wells Fargo Clearing Services	2801 Market Street St. Louis, MO 63103	16.26%	Service Shares

TD Ameritrade	P.O. Box 2226 Omaha, NE 68103-2226	10.84%	Service Shares

State Street Bank and Trust Company	One Lincoln Street Boston, MA 02111	5.60%	Service Shares

Edward D. Jones & Co.	12555 Manchester Road St. Louis, MO 63131-3710	85.22%	Class K Shares

Mid Atlantic Trust Company	1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	5.02%	Class K Shares

As of October 2, 2019, the Directors and officers of the Acquiring Fund as a group owned less than 1% of the shares of the Acquiring Fund. As of October 1, 2019 no person was known by the Acquiring Fund to own beneficially or of record 5% or more of any class of shares of the Acquiring Fund, except as follows:

Name	Address	%	Class
Edward D. Jones & Co.	12555 Manchester Road St. Louis, MO 63131-3710	27.15%	Investor A Shares

Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 East Deer Lake Drive, 3rd Floor Jacksonville, FL 32246-6484	22.95%	Investor A Shares

Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	6.49%	Investor A Shares

National Financial Services LLC	499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-2010	5.99%	Investor A Shares

Name	Address	%	Class
Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 East Deer Lake Drive, 3rd Floor Jacksonville, FL 32246-6484	25.48%	Investor C Shares

Wells Fargo Clearing Services	2801 Market Street St. Louis, MO 63103	8.11%	Investor C Shares

Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	7.60%	Investor C Shares

J.P. Morgan Securities LLC	4 Chase Metrotech Center Brooklyn, NY 11245	7.38%	Investor C Shares

National Financial Services LLC	499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-2010	5.53%	Investor C Shares

LPL Financial	4707 Executive Drive San Diego, CA 92121-3091	5.48%	Investor C Shares

American Enterprise Investment Services, Inc.	707 2nd Avenue South Minneapolis, MN 55402-2405	5.45%	Investor C Shares

UBS WM USA	1000 Harbor Boulevard Weehawken, NJ 07086	5.04%	Investor C Shares

Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 East Deer Lake Drive, 3rd Floor Jacksonville, FL 32246-6484	19.48%	Institutional Shares

American Enterprise Investment Services, Inc.	707 2nd Avenue South Minneapolis, MN 55402-2405	18.56%	Institutional Shares

Edward D. Jones & Co.	12555 Manchester Road St. Louis, MO 63131-3710	17.11%	Institutional Shares

LPL Financial	4707 Executive Drive San Diego, CA 92121-3091	6.03%	Institutional Shares

National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	5.03%	Institutional Shares

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing tables is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment powers, such shareholder may be presumed to control such Fund.

Shareholder Rights and Obligations

The Target Corporation is a Maryland corporation incorporated on October 20, 1999 as Merrill Lynch Large Cap Series Funds, Inc. and is registered under the 1940 Act as an open-end management investment company. The Target Fund is diversified. Effective September 29, 2006, the Target Corporation changed its name to BlackRock Large Cap Series Funds, Inc. Currently, the Target Corporation is comprised of four series, including the Target Fund. The Target Corporation has an authorized capital of 11,650,000,000 shares of common stock, par value $0.10 per share. The Target Fund is authorized to issue 100,000,000 shares of Investor A Common Stock, 100,000,000 shares of Investor C Common Stock, 100,000,000 shares of Institutional Common Stock, 200,000,000 shares of Class R Common Stock, 50,000,000 shares of Service Common Stock and 2,000,000,000 shares of Class K Common Stock.

Shares of each class of the Target Fund represent an interest in the same assets of the Target Fund (subject to the liabilities of the Target Fund attributable to a particular class) and are identical in all respects except that the Class R Common Stock and Service Common Stock bear expenses related to the distribution of such shares and the Investor A Common Stock, Investor C Common Stock, Institutional Common Stock, and Class K Common Stock may be subject to different sales loads or charges, whether initial, deferred or contingent, or any combination thereof, as the Target Board may from time to time establish in accordance with the 1940 Act, have exclusive voting rights with respect to matters affecting the interest of such class, and may have different exchange and conversion rights as the Target Board may determine in accordance with the 1940 Act.

The Acquiring Fund was incorporated under Maryland law on October 25, 1999 as Merrill Lynch Concentrated Growth Fund, Inc. and is registered under the 1940 Act as an open-end management investment company. The Acquiring Fund is diversified. Effective November 5, 1999, the Acquiring Fund changes its name from Merrill Lynch Concentrated Growth Fund, Inc. to Merrill Lynch Focus Twenty Fund, Inc. Effective September 29, 2006, the Acquiring Fund changed its name from Merrill Lynch Focus Twenty Fund, Inc. to BlackRock Focus Twenty Fund, Inc. Effective December 17, 2007, the Acquiring Fund changed its name from BlackRock Focus Twenty Fund, Inc. to BlackRock Focus Growth Fund, Inc. Effective on the closing of the Reorganization, the Acquiring Fund will change its name from BlackRock Focus Growth Fund, Inc. to BlackRock Large Cap Focus Growth Fund, Inc. The Acquiring Fund currently has authorized capital of 700,000,000 shares of common stock, par value $0.10 per share, divided into four classes, designated Investor A Common Stock, Investor C Common Stock, Institutional Common Stock and Class K Common Stock, consisting of 250,000,000 shares of Investor A Common Stock, 50,000,000 shares of Investor C Common Stock, 200,000,000 shares of Institutional Common Stock and 100,000,000 shares of Class K Common Stock. The remainder of the authorized capital stock of the Acquiring Fund is not designated or classified as to any class or series.

Shares of each class of the Acquiring Fund represent an interest in the same assets of the Acquiring Fund and are identical in all respects except that the Class K Common Stock bears expenses related to the shareholder servicing and the Investor A Common Stock, Investor C Common Stock, Institutional Common Stock, and Class K Common Stock bear certain expenses related to the distribution of such shares and certain other expenses that should be properly allocated to the shares of a particular class, and have exclusive voting rights with respect to matters affecting the interest of such class.

The shares of each Fund have no conversion or exchange rights except as the applicable Board may grant in its discretion. There are no preemptive or appraisal rights in connection with the shares of either Fund. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the Acquiring Fund, issued in connection with the Reorganization), all shares are fully paid and non-assessable.

APPENDIX I

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Acquiring Fund

Fundamental Investment Restrictions:

The Acquiring Fund may not:

1.

Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

2.

Make investments for the purpose of exercising control or management. Investments by the Acquiring Fund in wholly owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

3.

Purchase or sell real estate, except that, to the extent permitted by applicable law, the Acquiring Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

4.

Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in governmental obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements, purchase and sale contracts or any similar instruments shall not be deemed to be the making of a loan, and except further that the Acquiring Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Acquiring Fund Prospectus and Acquiring Fund SAI, as they may be amended from time to time.

5.	Issue senior securities to the extent such issuance would violate applicable law.

6.

Borrow money, except that (i) the Acquiring Fund may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Acquiring Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Acquiring Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Acquiring Fund may purchase securities on margin to the extent permitted by applicable law. The Acquiring Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Acquiring Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

7.	Underwrite securities of other issuers except insofar as the Acquiring Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended in selling portfolio securities.

8.

Purchase or sell commodities or contracts on commodities, except to the extent that the Acquiring Fund may do so in accordance with applicable law and the Acquiring Fund Prospectus and Acquiring Fund SAI, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Except with respect to restriction (6), if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

For purposes of investment restriction (1), the Acquiring Fund uses the classifications and sub-classifications of Morgan Stanley Capital International as a guide to identify industries

With respect to (i) and (ii) of investment restriction (6), the Acquiring Fund has received an order from the SEC exempting it from such limitations to the extent necessary to permit the Acquiring Fund to borrow through the Interfund Lending Program (discussed in the Acquiring Fund’s Statement of Additional Information), subject to the conditions of the order.

The Acquiring Fund is currently classified as a diversified fund under the 1940 Act. This means that the Acquiring Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Acquiring Fund’s total assets would be invested in securities of that issuer or (b) the Acquiring Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Acquiring Fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the Acquiring Fund cannot change its classification from diversified to non-diversified without shareholder approval.

Non-Fundamental Investment Restrictions:

The Acquiring Fund may not:

1.

Purchase securities of other investment companies, except to the extent permitted by the 1940 Act. As a matter of policy, however, the Acquiring Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Acquiring Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

2.

Make short sales of securities or maintain a short position, except to the extent permitted by the Acquiring Fund Prospectus and Acquiring Fund Statement of Additional Information, as amended from time to time, and applicable law.

The Acquiring Master Portfolio has adopted investment restrictions identical to those set forth above, which are fundamental and non-fundamental, as applicable, policies of the Acquiring Master Portfolio.

Target Fund

Fundamental Investment Restrictions:

The Target Fund may not:

1.	Make any investment inconsistent with the Target Fund’s classification as a diversified company under the 1940 Act.

2.	Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

3.

Make investments for the purpose of exercising control or management. Investments by the Target Fund in wholly owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

4.

Purchase or sell real estate, except that, to the extent permitted by applicable law, the Target Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

5.

Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in governmental obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Target Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Target Fund Prospectus and Target Fund SAI, as they may be amended from time to time.

6.	Issue senior securities to the extent such issuance would violate applicable law.

7.

Borrow money, except that (i) the Target Fund may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Target Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Target Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Target Fund may purchase securities on margin to the extent permitted by applicable law. The Target Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Target Fund’s investment policies as set forth in the Target Fund Prospectus and Target Fund SAI, as they may be amended from time to time, in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies.

8.	Underwrite securities of other issuers except insofar as the Target Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

9.

Purchase or sell commodities or contracts on commodities, except to the extent that the Target Fund may do so in accordance with applicable law and the Target Fund Prospectus and Target Fund SAI, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Except with respect to fundamental investment restriction (7), if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

For purposes of fundamental investment restriction (2) above, the Target Fund uses the classifications and sub-classifications of MSCI Inc. as a guide to identify industries.

In addition, as a non-fundamental policy that may be changed by the Directors and to the extent required by the Commission or its staff, the Target Fund will, for purposes of fundamental investment restriction (1), treat securities issued or guaranteed by the government of any one foreign country as the obligations of a single issuer.

Non-Fundamental Investment Restrictions:

The Target Fund may not:

1.

Purchase securities of other investment companies, except to the extent permitted by the 1940 Act. As a matter of policy, however, the Target Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Target Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

2.	Make short sales of securities or maintain a short position, except to the extent permitted by the Target Fund Prospectus and Target Fund SAI, as amended from time to time, and applicable law.

The Target Master Portfolio has adopted investment restrictions identical to those set forth above, which are fundamental and non-fundamental, as applicable, policies of the Target Master Portfolio.

APPENDIX II

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [●] day of [●] 2019, by and between BlackRock Large Cap Series Funds, Inc., a registered investment company and a Maryland corporation (the “Target Corporation”), on behalf of BlackRock Large Cap Focus Growth Fund, a series of the Target Corporation (the “Target Fund”), and BlackRock Focus Growth Fund, Inc., a registered investment company and a Maryland corporation (the “Acquiring Fund” and together with the Target Fund, the “Funds”).

This Agreement is intended to be, and is adopted as, a plan for the reorganization of the Target Fund with the Acquiring Fund upon the terms and conditions set forth in this Agreement (the “Reorganization”). The Reorganization is intended to qualify as a reorganization of the Target Fund and Acquiring Fund within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The Reorganization will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Target Fund Stated Liabilities (as defined in paragraph 1.3) and shares of the Acquiring Fund (the “Acquiring Fund Shares”) having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Target Fund Stated Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the Target Fund; (iii) the redemption by the Target Fund of all of its outstanding shares for no consideration; and (iv) the termination, dissolution and complete liquidation of the Target Fund. No assets other than Acquiring Fund Shares shall be distributed to the shareholders of the Target Fund.

WHEREAS, each of the Target Corporation and the Acquiring Fund is an open-end, registered management investment company within the meaning of the Investment Company Act of 1940 (the “1940 Act”) and the Target Fund is a series of the Target Corporation;

WHEREAS, the Acquiring Fund invests all of its assets in Master Focus Growth LLC, a registered investment company and a Delaware limited liability company (the “Master Acquiring Fund”);

WHEREAS, the Target Fund invests all of its assets in Master Large Cap Focus Growth Portfolio (the “Master Target Fund”), a series of Master Large Cap Series LLC;

WHEREAS, the Reorganization is contingent on the completion of the reorganization between the Master Target Fund with the Master Acquiring Fund (the “Master Reorganization”);

WHEREAS, following the Master Reorganization, each of the Target Fund and the Acquiring Fund will invest all of its assets in the Master Acquiring Fund;

WHEREAS, each of the Acquiring Fund and the Target Fund qualifies as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Board of Directors of the Acquiring Fund (the “Acquiring Board”) and the Board of Directors of the Target Corporation (the “Target Board” and together with the Acquiring Fund Board, the “Boards”) has each determined that the Reorganization is in the best interests of the applicable Fund and that interests of the existing shareholders of the such Fund will not be diluted with respect to net asset value as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

REORGANIZATION

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to convey, transfer and deliver substantially all of the assets of the Target Fund free and clear of all liens, encumbrances and claims whatsoever to the Acquiring Fund. In exchange, the Acquiring Fund agrees to: (i) deliver to the Target Fund, the number of full and fractional Acquiring Fund Shares, determined by dividing: (A) the aggregate value of the Target Fund’s assets with respect to each class of the Target Fund, net of the Target Fund Stated Liabilities (as defined in paragraph 1.3 with respect to each class of the Target Fund), computed in the manner and as of the time and date set forth in paragraph 2.1, by (B) the net asset value of one share of the corresponding class of the Acquiring Fund computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) assume the Target Fund Stated Liabilities described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1. For the purposes of this Agreement, the shares of the Investor A Common Stock of the Target Fund correspond to the shares of the Investor A Common Stock of the Acquiring Fund, the shares of the Investor C Common Stock of the Target Fund correspond to the shares of the Investor C Common Stock of the Acquiring Fund, the shares of the Institutional Common Stock of the Target Fund correspond to the shares of the Institutional Common Stock of the Acquiring Fund, the shares of the Class R Common Stock of the Target Fund correspond to the shares of the Investor A Common Stock of the Acquiring Fund, the shares of the Service Common Stock of the Target Fund correspond to the shares of the Investor A Common Stock of the Acquiring Fund and the shares of the Class K Common Stock of the Target Fund correspond to the shares of the Class K Common Stock of the Acquiring Fund and the term “Acquiring Fund Shares” should be read to include each such class of shares of the Acquiring Fund unless the context otherwise requires.

1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Corporation, on behalf of the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records relating to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.2 and other than the rights of the Target Corporation, on behalf of the Target Fund, under this Agreement (the “Assets”).

1.3 LIABILITIES TO BE ASSUMED. The Target Corporation, on behalf of the Target Fund, will endeavor to identify and discharge, to the extent practicable, all of the Target Fund’s liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Target Fund set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to paragraph 5.2 (the “Target Fund Stated Liabilities”). The Acquiring Fund shall assume only the Target Fund Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Target Fund.

1.4 STATE FILINGS. Prior to the Closing Date, the Target Corporation shall make any filings with the State of Maryland that are required under the laws of the State of Maryland to be made prior to the Closing Date.

1.5 LIQUIDATION AND DISTRIBUTION OF ACQUIRING FUND SHARES.

(a) On or as soon as practicable after the Closing Date, the Target Fund will distribute, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time (as defined below) (the “Target Fund Shareholders”), all of the Acquiring Fund Shares received by the Target Fund. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number and class of Acquiring Fund Shares due Target Fund Shareholders. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

(b) Following the distribution of the Acquiring Fund Shares to the Target Fund Shareholders pursuant to paragraph 1.5(a) above, the Target Fund will mandatorily redeem all of its outstanding shares for no consideration and the Target Fund will be dissolved and terminated as a separate series of the Target Corporation. No assets other than Acquiring Fund Shares shall be distributed to the shareholders of the Target Fund.

1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent (the “Acquiring Fund Transfer Agent”).

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Corporation, on behalf of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Corporation, on behalf of the Target Fund.

1.9 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Target Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.10 ACTION BY THE ACQUIRING FUND AND THE TARGET CORPORATION. The Acquiring Fund shall take all actions expressed herein as being the obligations of the Acquiring Fund. The Target Corporation shall take all actions expressed herein as being the obligations of the Target Corporation, on behalf of the Target Fund.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to paragraph 7.2, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. Full Acquiring Fund Shares, and to the extent necessary, fractional Acquiring Fund Shares, of an aggregate net asset value equal to the gross value of the Assets of the Target Fund acquired, determined as provided in paragraph 2.1 above, reduced by the amount of the Target Fund Stated Liabilities assumed by the Acquiring Fund, shall be issued by the Acquiring Fund in exchange for such Assets of the Target Fund. The net asset value per share of each class of the Acquiring Fund Shares shall be the net asset value per share for that class computed as of the Valuation Time, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur in the fourth quarter of 2019, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:00 a.m. on the Closing Date. The Closing shall be held at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Target Corporation, on behalf of the Target Fund, shall instruct the custodian for the Target Fund (the “Target Fund Custodian”) to deliver at the Closing a certificate of an authorized officer stating that: (i) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (ii) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of Assets by the Target Fund. The Target Fund’s Assets represented by a certificate or other written instrument shall be presented by the Target Fund Custodian to the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”) for examination no later than five (5) business days preceding the Closing Date and all Assets of the Target Fund at the Valuation Time shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s Assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Acquiring Fund Custodian. The cash to be transferred by the Target Corporation, on behalf of the Target Fund, shall be transferred and delivered by the Target Corporation, on behalf of the Target Fund, as of the Closing Date for the account of the Acquiring Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing shall be postponed until the business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. The Target Corporation, on behalf of the Target Fund, shall instruct the Target Fund’s transfer agent (the “Target Fund Transfer Agent”) to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders as of the Valuation Time, and the number and percentage ownership (to four decimal places) of outstanding shares of the Target Fund owned by each Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or instruct the Acquiring Fund Transfer Agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If the Target Corporation, on behalf of the Target Fund, is unable to make delivery pursuant to paragraph 3.2 hereof to the Acquiring Fund Custodian of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Corporation, on behalf of the Target Fund, shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TARGET CORPORATION ON BEHALF OF THE TARGET FUND. The Target Corporation, on behalf of the Target Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Target Corporation is a corporation that is duly organized, validly existing and in good standing under the laws of the State of Maryland. The Target Corporation is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Corporation or the Target Fund. The Target Fund is a legally designated, separate series of the Target Corporation. The Target Corporation, on behalf of the Target Fund, has all material federal, state and local authorizations necessary to own all of its properties and Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

(b) The Target Corporation is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Target Corporation is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

(c) The Registration Statement on Form N-14 of the Acquiring Fund and the Combined Prospectus/Information Statement contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Target Fund based on information provided in writing by the Target Corporation, on behalf of the Target Fund, for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Target Fund based on information provided in writing by the Target Corporation, on behalf of the Target Fund, for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Any written information furnished by the Target Corporation, with respect to the Target Fund, for use in the Registration Statement or any other materials provided by the Target Corporation in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) The Target Corporation’s prospectus, statement of additional information and shareholder reports, in each case relating to the Target Fund and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which such statements were made, not misleading.

(e) The Target Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VI and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Target Corporation, on behalf of the Target Fund, will not result in the violation of Maryland law, or any provision of the Target Corporation’s charter or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Target Corporation is a party, on behalf of the Target Fund, or by which the Target Corporation, on behalf of the Target Fund, is bound, nor will the execution, delivery and performance of this Agreement by the Target Corporation, on behalf of the Target Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Corporation is a party, on behalf of the Target Fund, or by which the Target Corporation, on behalf of the Target Fund, is bound.

(f) The Target Corporation, on behalf of the Target Fund, has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Target Fund Stated Liabilities or in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

(g) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Target Corporation’s knowledge threatened against the Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Corporation, on behalf of the Target Fund, to carry out the transactions contemplated by this Agreement. The Target Corporation knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of the Target Fund for the fiscal year ended June 30, 2019, which have been audited by Deloitte & Touche LLP have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements of the Target Fund for the fiscal year ended June 30, 2019, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.1(i), the discharge of the Target Fund’s liabilities or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change.

(j) Since [                ], 2019 there has not been (i) any pending or to the knowledge of the Target Corporation threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Target Fund; (ii) any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Target Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Target Fund, except as otherwise disclosed to the Acquiring Fund or contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (v) any amendment of the Target Corporation’s organizational documents in a manner materially affecting the Target Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the knowledge of the Target Corporation, on behalf of the Target Fund, after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The Target Corporation is authorized to issue 11,650,000,000 shares of common stock, par value $0.10 per share, of which the Target Fund is currently authorized to issue 2,750,000,000 shares. All issued and outstanding shares of common stock of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (“1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Target Fund will, at the Valuation Time, be held by the persons and in the amounts set forth in the records of the Target Fund Transfer Agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any of the Target Fund shares.

(m) At the Closing Date, the Target Fund will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Maryland state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n) (i) The Target Corporation, on behalf of the Target Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein; (ii) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Directors of the Target Corporation, on behalf of the Target Fund; and (iii) this Agreement constitutes a valid and binding obligation of the Target Corporation, on behalf of the Target Fund, enforceable in accordance with its terms, and no other action or proceedings by the Target Corporation, on behalf of the Target Fund, are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Target Corporation, on behalf of the Target Fund, for use in no-action letters, applications for orders, registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p) The Target Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years closing before the Closing Date and will satisfy the distribution requirements imposed by the Code for the taxable year ending on the Closing Date.

(q) Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Target Corporation, on behalf of the Target Fund, of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity other than notice to the Target Fund Shareholders is required for the consummation by the Target Corporation, on behalf of the Target Fund, of the transactions contemplated by this Agreement.

(r) Prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Time, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

(s) The Target Fund, or its agents, (1) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding and Reporting (Individuals), a valid Form W-8BEN-E, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities) (or other appropriate series of Form W-8, as the case may be), or a valid Form W-9, Request for Taxpayer Identification Number and Certification, for each Target Fund Shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Fund to such shareholder, and/or (2) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, 1471 and 3406 of the Code.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Target Corporation, on behalf of the Target Fund, as follows:

(a) The Acquiring Fund is a corporation that is duly organized, validly existing and in good standing under the laws of the State of Maryland. The Acquiring Fund is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

(b) The Acquiring Fund is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that no representations and warranties in this paragraph 4.2(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the Acquiring Fund by the Target Corporation, on behalf of the Target Fund, from the effective date of the Registration Statement through and on the Closing Date. Any written information furnished by the Acquiring Fund for use in the Registration Statement or any other materials provided by the Acquiring Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) The prospectus, statement of additional information and shareholder reports of the Acquiring Fund, to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which such statements were made, not misleading.

(e) The Acquiring Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VII and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Fund will not result in the violation of, Maryland law, or any provision of the Acquiring Fund’s charter or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party, or by which the Acquiring Fund, is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound.

(f) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Acquiring Fund’s knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The audited financial statements of the Acquiring Fund for the fiscal year ended August 31, 2019, which have been audited by [                                ], have been prepared in accordance with GAAP consistently applied, and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(h) There have been no changes in the financial position of the Acquiring Fund as reflected in the audited financial statements of the Acquiring Fund for the fiscal year August 31, 2019, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquiring Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.2(h), a decline in the net asset value of the Acquiring Fund due to declines in the value of Acquiring Fund’s assets, the discharge of the Acquiring Fund’s liabilities or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change.

(i) Since [                ], 2019, there has not been (i) any pending or to the knowledge of the Acquiring Fund threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by the Acquiring Fund, except as otherwise disclosed to the Target Fund or contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by the Acquiring Fund for borrowed money or any commitment to borrow money by the Acquiring Fund; (v) any amendment of the Acquiring Fund’s organizational documents in a manner materially affecting the Acquiring Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

(j) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the knowledge of the Acquiring Fund, after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(k) The Acquiring Fund is authorized to issue 700,000,000 shares of common stock, par value $0.10 per share. All issued and outstanding shares of common stock of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act, and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and has no outstanding securities convertible into any of the Acquiring Fund shares.

(l) At the Closing Date, the Acquiring Fund will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets, free of any lien or other encumbrance, except those liens or encumbrances as to which the Target Fund has received notice at or prior to the Closing Date, and which have been taken into account in the net asset valuation of the Acquiring Fund.

(m) The Acquiring Fund has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Directors of the Acquiring Fund. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, and no other action or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable by the Acquiring Fund.

(o) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year in which the Reorganization occurs; and has satisfied the distribution requirements imposed by the Code for each of its taxable years closing before the Closing Date and will satisfy the distribution requirements imposed by the Code for its taxable year in which the Reorganization occurs.

(q) Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE TARGET CORPORATION, ON BEHALF OF THE TARGET FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraphs 7.2 and 7.5, each of the Acquiring Fund and the Target Corporation, on behalf of the Target Fund, will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 STATEMENT OF ASSETS AND LIABILITIES. At least five business days prior to the Closing Date, the Target Corporation, on behalf of the Target Fund, will prepare and deliver to the Acquiring Fund a statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the assets and the liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Corporation, on behalf of the Target Fund, will deliver at the Closing (1) a statement of Assets and Target Fund Stated Liabilities as of the Valuation Time and (2) a list of the Target Fund’s Assets as of the Closing Date showing the tax costs of each of its assets by lot and the holding periods of such Assets, and certified by the Treasurer or Assistant Treasurer of the Target Corporation, on behalf of the Target Fund.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Corporation, on behalf of the Target Fund, shall make available to the Acquiring Fund’s officers and agents all books and records of the Target Fund and the Acquiring Fund shall make available to the Target Corporation’s officers and agents all books and records of the Acquiring Fund.

5.4 ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5 CONTRACT TERMINATION. The Target Corporation, on behalf of the Target Fund, will terminate all agreements to which the Target Corporation, on behalf of the Target Fund, is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Target Fund Stated Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Corporation, on behalf of the Target Fund, will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Target Corporation, on behalf of the Target Fund, covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 PREPARATION OF REGISTRATION STATEMENT. The Acquiring Fund will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to the Target Fund Shareholders. The Registration Statement shall include a Combined Prospectus/Information Statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, including any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.8 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization of the Target Fund and the Acquiring Fund within the meaning of Section 368(a) of the Code.

Neither the Acquiring Fund nor the Target Fund (nor the Target Corporation, on behalf of the Target Fund) shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Corporation, on behalf of the Target Fund, will take such action, or cause such action to be taken, as is reasonably necessary to enable Sidley Austin LLP, U.S. federal income tax counsel to the Acquiring Fund and the Target Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Sidley Austin LLP). The Acquiring Fund and the Target Fund agree to treat the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund followed by the redemption of the Target Fund shares and the liquidation of the Target Fund as an exchange of the Target Fund shares in return for the Acquiring Fund Shares in liquidation of the Target Fund. The Acquiring Fund and the Target Fund agree to treat the Master Acquiring Fund as disregarded as an entity separate from the Acquiring Fund.

5.9 REASONABLE BEST EFFORTS. Each of the Acquiring Fund and the Target Corporation, on behalf of the Target Fund, shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.10 AUTHORIZATIONS. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.11 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, the Target Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code.

5.12 INFORMATION STATEMENT. The Target Corporation, on behalf of the Target Fund, agrees to mail to its respective shareholders of record, in sufficient time to comply with requirements as to notice thereof, the Combined Prospectus/Information Statement contained in the Registration Statement, which complies in all material respects with the applicable provisions of Section 14(c) of the 1934 Act, and the rules and regulations thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET CORPORATION, ON BEHALF OF THE TARGET FUND

The obligations of the Target Corporation, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Target Board has approved this Agreement with respect to the Target Fund.

6.3 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fee rate or other fee rates the Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund, nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement, if any.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Corporation, on behalf of the Target Fund, of all the obligations to be performed by the Target Fund (or the Target Corporation, on behalf of the Target Fund) pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the Target Corporation, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

7.3 The Acquiring Board has approved this Agreement with respect to the Acquiring Fund.

7.4 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any material increase in the investment management fee rate or other fee rates the Target Fund is currently contractually obligated to pay for services provided to the Target Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement.

7.5 The Target Corporation, on behalf of the Target Fund, shall have taken all steps required to terminate all agreements to which it is a party on behalf of the Target Fund (other than this Agreement) and pursuant to which the Target Fund has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Target Fund Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET CORPORATION, ON BEHALF OF THE TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Target Corporation, the Target Fund or the Acquiring Fund, the other parties to this Agreement shall, at their option, not be required to consummate the transactions contemplated by this Agreement:

8.1 The Master Reorganization has closed prior to the Closing.

8.2 The Commission shall not have instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.3 All third-party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Fund on Form N-1A under the 1933 Act covering the sale of shares of the Acquiring Fund shall be effective.

8.5 As of the Closing Date, there shall be no pending litigation brought by any person against the Acquiring Fund, the Target Fund or the Target Corporation or any of the investment advisers, directors, trustees or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.6 The Acquiring Fund and the Target Corporation, on behalf of the Target Fund, each shall have received an opinion of Sidley Austin LLP, United States tax counsel to the Acquiring Fund and the Target Fund, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for U.S. federal income tax purposes:

(a) (i) the transfer of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities followed by the distribution of Acquiring Fund Shares to the Target Fund Shareholders and (i) the mandatory redemption of all of the outstanding shares of the Target Fund followed by the termination, dissolution and complete liquidation of the Target Fund, all pursuant to the Agreement, will be a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities;

(c) no gain or loss will be recognized by the Target Fund upon the transfer of the Assets of the Target Fund to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities or upon the distribution of Acquiring Fund Shares to the Target Fund Shareholders followed by the mandatory redemption and complete liquidation of the Target Fund, except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

(d) no gain or loss will be recognized by the Target Fund Shareholders upon the redemption of their Target Fund shares and receipt of Acquiring Fund Shares pursuant to the Reorganization;

(e) the aggregate tax basis of Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder;

(f) the holding period of Acquiring Fund Shares to be received by each Target Fund Shareholder pursuant to the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

(g) the tax basis of the Assets acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Target Fund immediately before the Reorganization, except for certain adjustments that may be required to be made solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund; and

(h) the holding period of the Assets in the hands of the Acquiring Fund will include the period during which those Assets were held by the Target Fund, except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

Such opinion shall be based on customary assumptions and such representations as Sidley Austin LLP may reasonably request, and the Acquiring Fund and the Target Corporation, on behalf of the Target Fund, will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Corporation, on behalf of the Target Fund, may waive the conditions set forth in this paragraph 8.6.

The Tax Opinion will not express an opinion on the effect of the Reorganization on the Target Fund with respect to the recognition of any unrealized gain or loss for any Asset that is required to be marked to market for U.S. federal income tax purposes upon termination of the Target Fund’s taxable year or as a result of the transfer of certain assets of the Target Fund.

ARTICLE IX

EXPENSES

The Target Fund and the Acquiring Fund (each for purposes of this Article IX only, a “Fund”) will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Board. Each Fund’s portion of the expenses incurred in connection with the Reorganization will be paid by BlackRock Advisors, LLC (“BlackRock”) or its affiliates directly or through fee waivers. Reorganization expenses include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to each Board, costs incurred in connection with attending the Board meetings and preparing the minutes of the Board meetings, obtaining an opinion of counsel as to certain tax matters, the preparation of this Agreement and the Registration Statement, fees of the Commission and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Information Statement and any other materials to be used in connection with the Board meetings, and any other legal and auditing fees in connection with the foregoing.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 Each of the Acquiring Fund and the Target Corporation, on behalf of the Target Fund, agrees that no party has made to another party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Target Corporation, on behalf the Target Fund. In addition, each of the Acquiring Fund or the Target Corporation, on behalf the Target Fund, may at its option terminate this Agreement at or before the Closing Date due to:

(a) a material breach by one of the other parties of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party and/or one or more other parties that has not been met if it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of a party. In the event of willful default, all remedies at law or in equity of the party or parties adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Fund and the Target Corporation, on behalf the Target Fund, as specifically authorized by the Boards.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflicts of law.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 The names “Target Corporation” and “Directors of the Target Corporation” refer respectively to the Target Corporation and the Directors, as directors but not individually or personally, acting from time to time under the charter of the Target Corporation, which is hereby referred to and a copy of which is on file at the office of the State Department of Assessments and Taxation of the State of Maryland and at the principal office of the Target Corporation. Such charter contains certain provisions limiting the liability of the Directors, shareholders, officers, employees and agents of the Target Corporation. The obligations of the Target Corporation created hereunder are not personally binding upon, nor shall resort hereunder be had to the property of, any of the Directors, shareholders, officers, employees or agents of the Target Corporation. In addition, only the Target Corporation assets associated with the series of the Target Corporation that incurs any liability hereunder shall be used to pay such liability.

13.6 The names “Acquiring Fund” and “Directors of the Acquiring Fund” refer respectively to the Acquiring Fund and the Directors, as directors but not individually or personally, acting from time to time under the charter of the Acquiring Fund, which is hereby referred to and a copy of which is on file at the office of the State Department of Assessments and Taxation of the State of Maryland and at the principal office of the Acquiring Fund. Such charter contains certain provisions limiting the liability of the Directors, shareholders, officers, employees and agents of the Acquiring Fund. The obligations of the Acquiring Fund created hereunder are not personally binding upon, nor shall resort hereunder be had to the property of, any of the Directors, shareholders, officers, employees or agents of the Acquiring Fund. In addition, only the Acquiring Fund assets associated with the series of the Acquiring Fund that incurs any liability hereunder shall be used to pay such liability.

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Target Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski, Chief Executive Officer; or to the Acquiring Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski, Chief Executive Officer, or to any other address that the Target Fund or the Acquiring Fund shall have last designated by notice to the other parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

BLACKROCK LARGE CAP SERIES FUNDS, INC., ON BEHALF OF ITS SERIES BLACKROCK LARGE CAP FOCUS GROWTH FUND

By:
Name:
Title:

BLACKROCK FOCUS GROWTH FUND, INC.

By:
Name:
Title:

APPENDIX III

Intermediary-Defined Sales Charge Waiver Policies

Intermediary-Defined Sales Charge Waiver Policies

Merrill Lynch:

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account (excluding shares purchased from or through the Fund, the Fund’s distributor or any non-Merrill Lynch platform or account, even if Merrill Lynch serves as broker-dealer of record for such shares) will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and reductions, which may differ from those disclosed elsewhere in the prospectus or SAI.

Front-End Sales Charge Waivers for Investor A Shares available at Merrill Lynch

•

Shares purchased by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan/plan participants

•	Shares purchased by or through a 529 Plan

•

Shares purchased through a Merrill Lynch affiliated investment advisory program, or effective February 1, 2019, exchanges of shares purchased through such a Merrill Lynch program due to the holdings moving from such program to a Merrill Lynch brokerage (non-advisory) account

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other BlackRock Fund)

•	Shares exchanged from Investor C (i.e. level-load) Shares of the same Fund in the month of or following the 10-year anniversary of the purchase date

•	Shares purchased by employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Shares purchased by directors of the Fund, and employees of BlackRock or any of its affiliates, as described in the prospectus

•

Shares purchased from the proceeds of redemptions from another BlackRock Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

CDSC Waivers on Investor A and C Shares available at Merrill Lynch

•	Shares sold due to death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the prospectus

•	Shares bought due to return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2

III-1

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a Right of Reinstatement

•

Investor A and C Shares of the Fund held in the following IRA or other retirement brokerage accounts: Traditional IRAs, Roth IRAs, Rollover IRAs, Inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Accounts and Medical Savings Accounts, that are exchanged for Institutional Shares of the Fund due to transfer to certain fee based accounts or platforms

•

Effective February 1, 2019, Investor A Shares sold, where such Investor A Shares were received as a result of exchanges of shares purchased through a Merrill Lynch affiliated investment advisory program due to the holdings moving from the program to a Merrill Lynch brokerage (non-advisory) account

Front-End Sales Charge Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the prospectus

•

Rights of Accumulation (ROA) entitle shareholders to breakpoint discounts that will be automatically calculated based on the aggregated holding of BlackRock Fund assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible BlackRock Fund assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of BlackRock Funds, through Merrill Lynch, over a 13-month period of time

III-2

Ameriprise Financial:

Investor A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial

The following information applies to Investor A Shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial.

Effective June 1, 2018, shareholders purchasing Investor A shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

•	Shares purchased through an Ameriprise Financial investment advisory program (if an advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within BlackRock Funds)

•

Shares exchanged from Investor C Shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Investor C Shares for load waived shares, that waiver will also apply to such exchanges

•	Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor (“FA”) and/or the FA’s spouse, FA’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), FA’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within BlackRock Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (i.e. Rights of Reinstatement)

III-3

Morgan Stanley Wealth Management:

Morgan Stanley Wealth Management Investor A Share Front-End Sales Charge Waiver

Effective July 1, 2018, Morgan Stanley Wealth Management clients purchasing Investor A Shares of the Fund through Morgan Stanley’s transactional brokerage accounts are entitled to a waiver of the front-end sales charge in the following circumstances:

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans does not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•

Investor C Shares that are no longer subject to a contingent deferred sales charge and are exchanged for Investor A Shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•

Shares purchased from the proceeds of redemptions within BlackRock Funds under a Rights of Reinstatement provision, provided the repurchase occurs within 90 days following the redemption, the redemption and purchase occur in the same account, and redeemed shares were subject to a front-end or deferred sales charge

Unless specifically described above, no other front-end sales charge waivers are available to mutual fund purchases by Morgan Stanley Wealth Management clients through Morgan Stanley’s transactional brokerage accounts.

III-4

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and Each Entity’s Affiliates (“Raymond James”):

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Investor A Shares Available at Raymond James

•	Shares purchased in a Raymond James investment advisory program.

•	Shares purchased of the same Fund or another BlackRock Fund through a systematic through reinvestment of capital gains distributions and dividend distributions.

•	Shares purchased by employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions from another BlackRock Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

•

A shareholder in the Fund’s Investor C shares will have their shares converted at net asset value to Investor A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Investor A and C Shares Available at Raymond James

•	Shares sold due to death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

•	Shares bought due to return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2 as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a Right of Reinstatement.

Front-End Sales Charge Discounts Available at Raymond James: Breakpoints, Rights of Accumulation and/or Letter of Intent

•	Breakpoints as described in this prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of BlackRock Fund assets held by accounts within the purchaser’s household at Raymond James. Eligible BlackRock Fund assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•

Letter of intent which allow for breakpoint discounts based on anticipated purchases of BlackRock Funds over a 13-month time period. Eligible BlackRock Fund assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

III-5

BLACKROCK LARGE CAP SERIES FUNDS, INC.

BlackRock Large Cap Focus Growth Fund

BLACKROCK FOCUS GROWTH FUND, INC.

PART B

STATEMENT OF ADDITIONAL INFORMATION

October 16, 2019

This Statement of Additional Information (the “SAI”) relates to the reorganization (the “Reorganization”) of BlackRock Large Cap Focus Growth Fund (the “Target Fund”), a series of BlackRock Large Cap Series Funds, Inc. (the “Target Corporation”), a Maryland corporation, into BlackRock Focus Growth Fund, Inc. (the “Acquiring Fund”), a Maryland corporation. The Target Fund is a “feeder” fund that invests all of its assets into Master Large Cap Focus Growth Portfolio (the “Target Master Portfolio”), a series of Master Large Cap Series LLC (the “Target Master LLC”), a Delaware limited liability company, which has an investment objective, strategies and policies identical to those of the Target Fund. The Acquiring Fund is also a “feeder” fund and invests all of its assets in Master Focus Growth LLC (the “Acquiring Master Portfolio”), a Delaware limited liability company, which has an investment objective, strategies and policies identical to those of the Acquiring Fund.

Effective upon the closing of the Reorganization, the Acquiring Fund will change its name from BlackRock Focus Growth Fund, Inc. to BlackRock Large Cap Focus Growth Fund, Inc.

The Target Fund and the Acquiring Fund are each referred to as a “Fund” and collectively referred to as the “Funds.” Following the completion of the Reorganization, the Acquiring Fund and the Acquiring Master Portfolio may be referred to as the “Combined Fund” and the “Combined Master Portfolio” respectively.

This SAI contains information that may be of interest to shareholders of the Target Fund relating to the Reorganization, but which is not included in the Combined Prospectus/Information Statement dated October 16, 2019 (the “Combined Prospectus/Information Statement”).

As described in the Combined Prospectus/Information Statement, the Reorganization will involve the transfer and delivery of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund, including fractional shares (the “Acquiring Fund Shares”). Acquiring Fund Shares will then be distributed pro rata by the Target Fund to its shareholders. All of the outstanding shares of the Target Fund will be redeemed and the Target Fund will be terminated, dissolved and liquidated.

For the Target Fund: Incorporates by reference the Statement of Additional Information included in the Registration Statement on Form N-1A of BlackRock Large Cap Focus Growth Fund dated October 26, 2018, as supplemented (SEC Accession No. 0001193125-18-306419); and the Annual Report to Shareholders for the fiscal year ended June 30, 2019, filed September 3, 2019 (SEC Accession No. 0001193125-19-236303), each as filed with the Securities and Exchange Commission (the “SEC”).

For the Acquiring Fund: Incorporates by reference the Statement of Additional Information related to Investor A, Investor C and Institutional Shares included in the Registration Statement on Form N-1A of BlackRock Focus Growth Fund, Inc. dated December 28, 2018, as supplemented (SEC Accession No. 000001193125-18- 355853); the Statement of Additional Information related to Class K Shares included in the Registration Statement on

Form N-1A of BlackRock Focus Growth Fund, Inc. dated July 30, 2019, as supplemented (SEC Accession No. 0001193125-19-211762); the Annual Report to Shareholders of BlackRock Focus Growth Fund, Inc. for the fiscal year ended August 31, 2018, filed November 2, 2019 (SEC Accession No. 0001193125-18-316771); and the Semi-Annual Report to Shareholders of BlackRock Focus Growth Fund, Inc. for the six-month period ended February 28, 2019, filed May 3, 2019 (SEC Accession No. 0001193125-19-136641).

This SAI is not a prospectus and should be read in conjunction with the Combined Prospectus/Information Statement. The Combined Prospectus/Information Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to BlackRock at 100 Bellevue Parkway, Wilmington, Delaware 19809, or by calling (800) 441-7762.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Information Statement.

Page
Financial Statements	S-4
Pro Forma Financial Statements (Unaudited)	S-4

FINANCIAL STATEMENTS

This SAI incorporates by reference (i) the Annual Report to Shareholders of BlackRock Large Cap Focus Growth Fund for the fiscal year ended June 30, 2019, (ii) the Annual Report to Shareholders of BlackRock Focus Growth Fund, Inc. for the fiscal year ended August 31, 2018, and (iii) the Semi-Annual Report to Shareholders of BlackRock Focus Growth Fund, Inc. for the six-month period ended February 28, 2019, each of which have been filed with the SEC. Each of these reports contains historical financial information regarding the Funds, as applicable. The financial statements therein, and, in the case of the Annual Reports, the reports of independent registered public accountants therein, are incorporated herein by reference.

Pro forma financial statements of the Target Fund and the Acquiring Fund are provided on the following pages.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

The unaudited pro forma financial information set forth herein is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. The closing of the Reorganization is contingent upon certain conditions being satisfied. These pro forma numbers have been estimated in good faith based on information regarding the Funds as of February 28, 2019.

The unaudited pro forma information provided herein should be read in conjunction with the most recent Annual Reports of the Target Fund and the Acquiring Fund and the most recent Semi-Annual Report of the Acquiring Fund, all of which are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below with respect to the Combined Fund for the period ended February 28, 2019 is intended to present ratios and supplemental data as if the Reorganization of the Target Fund into the Acquiring Fund had been consummated at March 1, 2018. The Reorganization is intended to merge the Target Fund, which invests all of its assets in the Target Master Portfolio, into the Acquiring Fund, a similar fund that invests all of its assets in the Acquiring Master Portfolio, which is advised by BlackRock Advisors, LLC (“BlackRock”).

For a description of the management fees, administration fees and any waivers, expense caps and/or reimbursements that were in effect for the Target Fund and the Acquiring Fund during the period March 1, 2018 to February 28, 2019, as well as a list of other service providers for the Funds, see “Comparison of the Funds—Investment Advisory Agreements,” “Comparison of the Funds—Administration Agreements” and “Comparison of the Funds—Other Service Providers” in the Combined Prospectus/Information Statement.

As of February 28, 2019, the net assets of (i) the Target Fund were $856,579,398 and (ii) the Acquiring Fund were $193,313,146. As of February 28, 2019, the net assets of the Combined Fund would have been $1,048,724,355 on a pro forma basis. The net assets of the Combined Fund reflect an estimated capital gain distribution, as described under the “Undistributed Net Investment Income, Undistributed Realized Gains and Capital Loss Carryforwards” section below

In the Reorganization, the outstanding shares of the Target Fund will be exchanged for newly issued Acquiring Fund Shares. The aggregate net asset value (“NAV”) immediately after the Reorganization of your Combined Fund shares will be the same as the aggregate NAV of your Target Fund shares immediately prior to the Reorganization. The aggregate NAV of the Target Fund immediately prior to the Reorganization will reflect accrued expenses associated with the Reorganization. However, the number of shares you receive will depend on the relative NAV of the shares of the Target Fund and the Acquiring Fund as of the close of regular trading on the New York Stock Exchange on the business day immediately before the closing of the Reorganization

(“Valuation Time”). Thus, if as of the Valuation Time the NAV of an Acquiring Fund Share is lower than the NAV of the corresponding share class of the Target Fund, you will receive a greater number of Acquiring Fund Shares in the Reorganization than you held in the Target Fund immediately prior to the Reorganization. On the other hand, if the NAV of an Acquiring Fund Share is higher than the NAV of the corresponding share class of the Target Fund, you will receive fewer Acquiring Fund Shares in the Reorganization than you held in the Target Fund immediately prior to the Reorganization.

With respect to the Target Fund, the number of shares of each class assumed to be issued is equal to the NAV of the shares of the Target Fund, as of February 28, 2019, divided by the NAV per share of the corresponding class of shares of the Acquiring Fund as of February 28, 2019. The pro forma number of shares outstanding, by class, for the Acquiring Fund consists of the following at February 28, 2019:

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination[1]
Investor A	22,711,578	113,028,365	135,739,943
Investor C	7,655,454	29,522,530	37,177,984
Institutional	15,301,031	55,419,232	70,720,263
Class K2	0	3,387,881	3,387,881

[1]	Adjusted for an estimated capital gains distribution of $1,168,189.
[2]	Class K Shares of the Acquiring Fund had not commenced operations as of February 28, 2019.

On a pro forma basis for the twelve months ended February 28, 2019, the Reorganization would result in the following changes in investment advisory fees, administration fees, other operating expenses, and waivers and reimbursements as follows:

	Dollar Change	Basis Points
Investment advisory fees	$—	0.00%
Administration fees	$(1,241,519)	-0.13%
Other operating expenses	$(355,367)	-0.04%
Waivers and reimbursements	$(524,392)	-0.06%

The following tables represents the total net annual portfolio operating expenses for the Target Fund and the Acquiring Fund (including the Fund’s share of the Target Master Portfolio’s and the Acquiring Master Portfolio’s allocated expenses, respectively) as of February 28, 2019, and the Combined Fund (including its share of the Combined Master Portfolio’s allocated expenses), as if the Reorganization was consummated on March 1, 2018. Upon the closing of the Reorganization, the total net annual operating expenses for the Combined Fund will be the same as or lower than those of each of the corresponding share classes of the Target Fund.

		Total Net Annual Portfolio Operating Expenses
Target Fund Shares	Acquiring Fund Shares Received	Target Fund	Acquiring Fund	Combined Fund Pro Forma
Investor A Shares	Investor A Shares	1.13%	1.23%	0.92%
Investor C Shares	Investor C Shares	1.94%	1.95%	1.67%
Institutional Shares	Institutional Shares	0.84%	0.92%	0.67%
Class R Shares	Investor A Shares	1.38%	1.23%	0.92%
Service Shares	Investor A Shares	0.92%	1.23%	0.92%
Class K Shares	Class K Shares	0.79%	0.62%	0.62%

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding valuation and Subchapter M compliance. As of February 28, 2019, all the securities held by the Target Master Portfolio comply with the compliance guidelines and/or investment restrictions of the Acquiring Master Portfolio. It is not anticipated that the Acquiring Master Portfolio will sell any securities of the Target Master Portfolio acquired in the Reorganization in preparation for, or as a result of, the Reorganization, other than in the ordinary course of business.

The Reorganization are expected to be tax-free for U.S. federal income tax purposes. This means that no gain or loss will be recognized by the Target Fund or its shareholders for U.S. federal income tax purposes as a result of a Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of certain assets). The aggregate tax basis of the Acquiring Fund Shares received by the shareholders of the Target Fund will be the same as the aggregate tax basis the shareholders of the Target Fund held in its shares of the Target Fund immediately before the Reorganization.

Accounting Survivor: The Acquiring Fund is deemed to be the “accounting survivor” in connection with the Reorganization.

Cost of Reorganization: BlackRock or its affiliates will pay, directly or through waivers, each Fund’s portion of the expenses incurred in connection with the Reorganization (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Information Statement), which are estimated to be approximately $75,000 with respect to the Acquiring Fund and $75,000 with respect to the Target Fund. The total estimated expenses of the Reorganization are estimated to be approximately $150,000. The foregoing estimated expenses will be borne by BlackRock or its affiliates directly or through waivers regardless of whether the Reorganization is consummated.

Undistributed Net Investment Income, Undistributed Realized Gains and Capital Loss Carryforwards: Substantially all of the undistributed net investment income and undistributed realized gains, if any, of the Target Fund is expected to be distributed to the Target Fund’s shareholders prior to the Closing Date (as defined in Appendix II). As of February 28, 2019, the amount of undistributed net investment income, undistributed realized gains and capital loss carryforwards for each Fund was as follows:

Undistributed Net Income
Target Fund	Acquiring Fund
$—	$—

Undistributed Realized Gains

Target Fund	Acquiring Fund
$1,168,189	$—

Capital Loss Carryforwards

Target Fund	Acquiring Fund[1]
$—	$(1,825,738)

[1]	Capital loss carryforwards may be subject to limitation under Section 382 of the Internal Revenue Code of 1986, as amended.